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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-07988

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 11/30
                         -----

Date of reporting period: 11/30/2004
                          ----------
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ITEM 1:         REPORT TO SHAREHOLDERS.
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[LORD ABBETT LOGO]

2004
  ANNUAL
    REPORT

LORD ABBETT
  BALANCED FUND
  CONVERTIBLE FUND
  HIGH YIELD FUND
  LIMITED DURATION U.S. GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND
  U.S. GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

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LORD ABBETT INVESTMENT TRUST ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Funds' strategies and performance for the fiscal year ended November 30, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

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Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended November 30, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

     The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index (1) , were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1% to 1.25%, and stocks responded positively to

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the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

     In October and November 2004 employment increased. The Consumer Price Index increased 0.5% in October. In addition, the S&P 500 Index gained 1.4% in October as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. The S&P 500 Index achieved new 52-week highs in November, ending the month up 3.9%.

     All told, the Fed increased its fed funds rate in 0.25% increments from an extremely accommodative 1% to 2.25% over the twelve-month period ended November 30, 2004. Since the Fed moves were widely anticipated, their effects were only felt in the shortest of bond maturities. On the other hand, long-term rates, which are generally driven by inflation, actually fell.

     With short-term rates rising and long-term rates falling, the yield curve (a graph that compares short-term rates to intermediate and long-term rates) "flattened." The yield curve is said to be flattening when the difference between short- and long-term rates is diminishing. This curve occurred in the latter half of the year, as previously expected inflation did not fully materialize.

     Elsewhere in the domestic fixed-income market, bond yields for Mortgage Backed Securities (MBS) ended the year at levels (relative to U.S. Treasuries) similar to where they had begun. MBS are

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traditionally bonds linked to pools of individual mortgages, allowing the holder to receive the principal and interest payments of those mortgages. The two major MBS issuers, Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), were in the headlines during the year as regulators scrutinized their accounting practices. Many investors believe there is an "implied guarantee" from the U.S. Government backing these agency bonds. The increased scrutiny has the potential to challenge that belief in the future. In 2004, however, yields of Fannie Mae and Freddie Mac bonds ended the year close to where they had begun.

     Less liquid, riskier securities improved during the twelve-month period ended November 30, 2004, as investors accepted credit risk in exchange for higher yields. The high yield and emerging markets were especially robust, registering index returns of 9.6% and 14.3% respectively.

LORD ABBETT BALANCED FUND

Q. HOW DID THE BALANCED FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30,
2004?

A. Lord Abbett Balanced Fund uses a "fund of funds" approach, which currently divides assets among Lord Abbett Affiliated Fund, Lord Abbett Bond-Debenture Fund, Lord Abbett Total Return Fund and, as of October 20, 2004, Lord Abbett Large-Cap Core Fund (the Underlying Funds). As a result, the Fund's performance is directly related to the performance of its underlying funds.

     For the fiscal year ended November 30, 2004, the Fund returned 12.3%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, compared with its benchmarks, the Russell 3000(R) Index (2) and the Lehman Aggregate Bond Index(3), which returned 13.0% and 4.4%, respectively, over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2004, are 1 Year: 5.80%; 5 Years: 4.04% and Since Inception (12/27/94): 8.49%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

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LORD ABBETT AFFILIATED FUND COMPONENT
(APPROXIMATELY 57.5% OF BALANCED FUND'S LONG-TERM PORTFOLIO).

Q. HOW DID THE AFFILIATED FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. For the fiscal year ended November 30, 2004, the Fund returned 16.0%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested, compared with its benchmark, the Russell 1000 Value Index,(4) which returned 19.7% over the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y share investments including the reinvestment of all distributions, as of November 30, 2004, are 1 Year:
15.96%, 5 Years: 5.29% and Since Inception (03/27/98): 6.43%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The greatest detractor from the Fund's performance relative to its benchmark for the one-year period was stock selection within the consumer discretionary sector. The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel and leisure industries. A weak advertising environment held back the earnings of several media stocks in the portfolio. Stock selection within the utilities sector also hindered performance. A cable and Internet services provider was hurt by the failure of a major acquisition bid.

     Stock selection within the technology sector was the greatest positive contributor to the Fund's performance relative to its benchmark for the fiscal year. A personal computer company outperformed due to its outstanding research and development efforts and its strong pipeline of products. Another technology holding, a global provider of communications and electronic products, contributed favorably, following a reengineering of the company, including a new CEO, as well as the introduction of a superior product portfolio in 2004. In addition, the Fund's underweight position in the lagging financial services sector produced a positive result.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

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LORD ABBETT BOND-DEBENTURE FUND COMPONENT
(APPROXIMATELY 32.3% OF BALANCED FUND'S LONG-TERM PORTFOLIO).

Q. HOW DID THE BOND-DEBENTURE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. For the fiscal year ended November 30, 2004, the Fund returned 10.1%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested, compared with its benchmark, the Lehman Aggregate Bond Index,(3) which returned 4.4% for the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y share investments including the reinvestment of all distributions, as of November 30, 2004, are 1 Year:
10.10%, 5 Years: 6.55% and Since Inception (03/27/98): 5.32%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The Fund's emphasis on lower credit quality, high-yield bonds proved beneficial during the twelve-month period ended November 30, 2004. Greater demand for high-yielding investments combined with a benevolent credit environment contributed to Fund performance in the high-yield bond market. In a similar fashion, convertible securities benefited from stronger corporate earnings and an improving stock market. Both high yield bonds and convertible securities broadly outperformed the aggregate U.S. bond market.

     The Fund's best performers in the high-yield market were credits in the media/cable and steel industries. Investment-grade credits in the chemicals, machinery, and software/services industries also added to performance. Adding to performance within the convertible securities sector were holdings in the financial services, wireless telecommunications, and energy exploration and production industries.

     Detracting from performance in the high-yield portion of the portfolio were select holdings in wireless telecommunications and aerospace/defense. Investment-grade credits in beverages and diversified media also detracted from performance. In the convertible securities portion of the portfolio, electronics, computer hardware, and software/services detracted from performance.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND

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THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF
PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT TOTAL RETURN FUND COMPONENT
(APPROXIMATELY 9.0% OF BALANCED FUND'S LONG-TERM PORTFOLIO).

Q. HOW DID THE TOTAL RETURN FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. For the fiscal year ended November 30, 2004, the Fund returned 4.6%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested, compared with its benchmark, the Lehman Aggregate Bond Index,(3) which returned 4.4% for the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y share investments including the reinvestment of all distributions, as of November 30, 2004, are 1 Year:
4.64%; 5 Years: 8.05% and Since Inception (12/14/98): 6.94%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Contributing to performance relative to the benchmark was the "barbell" structure of the portfolio. (When the short and the long end of the yield curve are more heavily weighted than intermediate bonds, the portfolio structure is said to be a barbell). An overweight in long maturity debt helped as the yield curve flattened.

     Allocations to non-Treasury securities were heavier earlier in the year and then flat to underweight later. MBS allocations were maintained at below-benchmark levels throughout the year due to stretched valuations; in fact, MBS yielded less than agencies throughout the period. Within the mortgage portfolio, coupon selection added to return. The portfolios favored lower coupon
(par) securities earlier in the year. In the second half, portfolio positions were rotated towards higher coupon (premium) securities, which outperformed due to slower than expected prepayments even as mortgage rates fell. At the end of the third quarter, as Congressional hearings were conducted on accounting practices at Fannie Mae, the portfolio's holdings of Fannie Mae securities were reduced. Agency debt continued to perform well despite the scrutiny. Midway in the fourth quarter, the Fund made a small foray into the adjustable rate mortgage market, with a roughly 1% allocation to the portfolio.

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     Meanwhile, the portfolio's positions in the corporate bond market were reduced, reflecting diminishing compensation for risk. Given the low cost of funds, and sagging equity levels, management teams at several companies announced stock repurchase programs funded by debt. Such buybacks, while welcomed by equity investors, generally degrade balance sheets. However, the portfolio maintained its overweight in the cable, automotive and telecommunications industries, all of which have held up well.

     As corporate allocations were reduced, positions in asset-backed securities were increased, particularly in floating rate credit card and home equity securities. This reflects an effort to maximize yield on securities with little interest-rate sensitivity.

     A small overweight in the emerging markets was rebuilt following weakness mid year. This added to performance late in the period as the sector benefited from a convergence of positive factors: low interest rates, high commodities prices, decent growth and investor appetite for risk. Additionally, the portfolio was underweight the underperfoming countries in Asia yet held overweight positions in oil exporters such as Russia and Mexico. The portfolio's underweight midyear detracted from performance as this market was well bid.

     High-yield sector allocations in the Fund did well but, since the portfolio was slightly underweight the sector, Fund performance did not keep up with that of the market as a whole. Positions in the chemical and paper industries were retained, as those companies were able to offset higher input costs with higher product prices. The portfolio's focus on higher credit quality during this period also detracted from performance as lower rated credits did well.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT LARGE-CAP CORE FUND COMPONENT
(APPROXIMATELY 1.2% OF BALANCED FUND'S LONG-TERM PORTFOLIO).

     Lord Abbett Large-Cap Core Fund, a core fund accessing investment opportunities in a blend of large-cap value and large-cap growth stocks, was added to the Balanced Fund on October 20, 2004.

LORD ABBETT CONVERTIBLE FUND

Q. HOW DID THE CONVERTIBLE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. Lord Abbett Convertible Fund returned 6.9%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the fiscal year ended November 30, 2004. The Fund's benchmark, the Merrill Lynch All Convertibles Index,(5) returned 10.3% in the same period. Standardized Average Annual

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Total Return, which reflects performance at the maximum 4.75% sales charge applicable to Class A share investments and includes the reinvestment of all distributions, as of November 30, 2004, are 1 Year: 1.83% and Since Inception (06/30/03): 6.93%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The Convertible Fund's performance was held back during the year, relative to its benchmark, by high valuations and worries about oil prices and the U.S. election. The Fund maintained an investment-grade bias throughout the year, which detracted from performance as speculative-grade convertibles generally outperformed investment-grade. Detracting from performance were select holdings in the airlines, semiconductor, and pharmaceutical industries.

     The Fund's strongest performance during the year was derived from the oil integrated and food industries. Convertible securities benefited from improving corporate earnings and a rising stock market. Convertibles broadly outperformed the aggregate U.S. bond market.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT HIGH YIELD FUND

Q. HOW DID THE HIGH YIELD FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. Lord Abbett High Yield Fund returned 11.0%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the fiscal year ended November 30, 2004. The Fund's peer group, the Lipper High Current Yield Funds Average,(6) returned 11.0% for the same period and its benchmark, Merrill Lynch High Yield Master II Index,(7) returned 11.8% for the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment

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of all distributions, as of November 30, 2004, are 1 Year: 5.65%; 5 Years: 5.46%
and Since Inception (12/31/98): 5.46%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Detracting from Fund performance for the year were certain beverage, electric-generation, and pharmaceutical issues.

Greater demand for higher-yielding investment opportunities combined with a benevolent credit environment contributed to performance in the high-yield bond market during the year. High yield broadly outperformed the aggregate U.S. bond market. The Fund's strongest performance during the year was derived from lower-quality credits in the media/cable, automotive, steel producers/products, and chemicals industries. Also adding to performance were select investment-grade credits in building and construction, media/cable, and hotels. Holdings in convertible securities were profitable overall and included securities in the health services, electric/integrated, and media /diversified industries.

     Detracting from performance were select below investment-grade credits in beverages, pharmaceuticals, telecom - wireless, electric - generation, and printing and publishing. Select investment-grade credits in beverages, media - cable, and media services also detracted from performance.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND AND LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

Q. HOW DID THE FUNDS PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A. Lord Abbett Limited Duration U.S. Government & Government Sponsored

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Enterprises Fund returned 1.6%, reflecting performance at the Net Asset Value
(NAV) of Class A shares, with all distributions reinvested, for the fiscal year ended November 30, 2004. The Fund's peer group, the Lipper Short-Intermediate U.S. Government Funds Average,(8) returned 1.8% for the period, and its benchmark, the Lehman Intermediate Government/Credit Bond Index,(9) returned 2.6% for the period. Standardized Average Annual Total Returns, which reflect performance at the maximum 3.25% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2004, are 1 Year: -1.63%, 5 Years: 4.44% and 10 Years: 4.99%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund returned 3.4%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the fiscal year ended November 30, 2004. The Fund's peer group, the Lipper General U.S. Government Funds Average,(10) returned 3.1% in the same period and its benchmark, the Lehman Government Bond Index,(11) returned 3.5%. Standardized Average Annual Total Returns, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2004, are 1 Year: -1.50%, 5 Years: 5.25% and 10 Years: 5.96%.
Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF

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FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Contributing to performance against the benchmark in the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, the longer maturity fund, was the "barbell" structure of the portfolio. (When the short and the long end of the yield curve are more heavily weighted than intermediate bonds, the portfolio structure is said to be a barbell). An overweight to long maturity debt helped as the yield curve flattened.

     In both Funds, allocations to non-Treasury securities were heavier earlier in the year and then flat to underweight later. MBS allocations were maintained at below-benchmark levels throughout the period due to stretched valuations; in fact, MBS yielded less than agencies for much of the year. Within the mortgage portfolio, coupon selection added relative return. The portfolios favored lower coupon (par) securities earlier in the year. In the second half of the year, portfolio positions were rotated towards higher coupon (premium) securities, which outperformed due to slower-than-expected prepayments even as mortgage rates fell. At the end of the third quarter, Congressional hearings were conducted on accounting practices at Fannie Mae and the portfolios' holdings of Fannie Mae securities were reduced.

     Midway through the fourth quarter the Funds made a small foray into the adjustable rate mortgage market, with a roughly 3% position in Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and 2% in the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund. Higher yields relative to fixed-rate mortgages and increased participation by non-traditional buyers supported performance in this sector. Adjustable rate mortgages are likely to become core holdings in both Funds, particularly Limited Duration Fund.

    THE FUNDS' PORTFOLIOS ARE ACTIVELY MANAGED AND, THEREFORE, THEIR HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

THE PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT EACH FUND INCLUDING THESE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THESE FUNDS OR ANY LORD ABBETT MUTUAL FUND PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(3) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(4) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(5) The Merrill Lynch All Convertibles Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(6) Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions and tends to invest in lower-grade debt issues. An investor cannot invest directly in an average or index. (C) 2004 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(7) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market (includes Yankee bonds). Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(8) Lipper Short-Intermediate U.S. Government Funds Average: This average is based on the performance of a universe of funds that invest at least 65% of their assets in short-intermediate U.S. Government and agency issues. An investor cannot invest directly in an average or index.(C) 2004 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(9) The Lehman Intermediate Government/Credit Bond Index is an unmanaged index comprised of all the bonds issued by Lehman Brothers Government/Credit Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(10) Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. Government and agency issues. An investor cannot invest directly in an average or index. Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C) 2004 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(11) The Lehman Government Bond Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds' Prospectuses.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 60% Russell 3000(R)/40% Lehman Aggregate Bond Index, Russell 3000(R) Index, and Lipper Balanced Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                                                     60% RUSSELL
                       THE FUND (CLASS A    THE FUND (CLASS A    3000(R)/40% LEHMAN
                        SHARES) AT NET      SHARES) AT MAXIMUM        AGGREGATE         RUSSELL 3000(R)     LIPPER BALANCED
                          ASSET VALUE       OFFERING PRICE(1)       BOND INDEX(2)           INDEX(2)        FUNDS AVERAGE(2)
12/27/1994                 $   10,000           $    9,425           $   10,000            $   10,000          $   10,000
11/30/1995                 $   12,064           $   11,370           $   12,750            $   13,461          $   12,414
11/30/1996                 $   13,603           $   12,821           $   14,996            $   16,869          $   14,481
11/30/1997                 $   15,540           $   14,647           $   17,936            $   21,532          $   16,909
11/30/1998                 $   16,737           $   15,775           $   20,665            $   25,636          $   18,918
11/30/1999                 $   18,419           $   17,360           $   23,250            $   30,986          $   20,736
11/30/2000                 $   19,316           $   18,206           $   23,649            $   30,001          $   21,242
11/30/2001                 $   19,749           $   18,613           $   23,112            $   26,635          $   20,720
11/30/2002                 $   18,414           $   17,355           $   21,618            $   22,461          $   18,903
11/30/2003                 $   21,211           $   19,991           $   24,432            $   26,558          $   21,211
11/30/2004                 $   23,818           $   22,448           $   26,777            $   30,021          $   23,086

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                          1 YEAR     5 YEARS      LIFE OF CLASS
            CLASS A(3)      5.80%        4.04%             8.49%
            CLASS B(4)      7.64%        4.45%             4.83%
            CLASS C(5)     11.68%        4.65%             7.72%
            CLASS P(6)     12.21%          --             16.14%
            CLASS Y(7)        --           --              4.95%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index and average do not reflect transaction costs, management fees and sales charges. The performance of each index and average is not necessarily representative of the Fund's performance. Performance of each index and average begins on December 31, 1994.
(3) Class A shares commenced operations on December 27, 1994. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on May 1, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of class.
(5) Class C shares commenced operations on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on December 31, 2002. Performance is at net asset value.
(7) Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

CONVERTIBLE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Merrill Lynch All Convertibles Bond Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS A SHARES)         THE FUND (CLASS A SHARES)       MERRILL LYNCH ALL CONVERTIBLES
                      AT NET ASSET VALUE          AT MAXIMUM OFFERING PRICE(1)              BOND INDEX(2)
 6/30/2003               $  10,000                         $   9,525                          $  10,000
 9/30/2003               $  10,197                         $   9,713                          $  10,278
12/31/2003               $  11,077                         $  10,551                          $  11,150
 3/31/2004               $  11,353                         $  10,814                          $  11,622
 6/30/2004               $  11,213                         $  10,681                          $  11,556
 9/30/2004               $  11,035                         $  10,511                          $  11,460
11/30/2004               $  11,549                         $  11,001                          $  11,930

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                     1 YEAR    LIFE OF CLASS
            CLASS A(3)                 1.83%            6.93%
            CLASS B(4)                 2.20%            7.16%
            CLASS C(5)                 6.25%            9.94%
            CLASS P(6)                 6.87%           10.72%
            CLASS Y(7)                 7.36%           11.22%

              30-DAY SEC YIELD FOR THE YEAR ENDED NOVEMBER 30, 2004

             CLASS A    CLASS B    CLASS C    CLASS P    CLASS Y
                0.75%      0.30%      0.30%      0.84%      1.27%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on June 30, 2003.
(3) Performance is calculated from June 30, 2003, SEC effective date. Class A shares commenced operations on June 23, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Performance is calculated from June 30, 2003, SEC effective date. Class B shares commenced operations on June 23, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year and 4% for life of the class.
(5) Performance is calculated from June 30, 2003, SEC effective date. Class C shares commenced operations on June 23, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Performance is calculated from June 30, 2003, SEC effective date. Class P shares commenced operations on June 23, 2003. Performance is at net asset value.
(7) Performance is calculated from June 30, 2003, SEC effective date. Class Y shares commenced operations on June 23, 2003. Performance is at net asset value.

HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Merrill Lynch High Yield Master II Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)       MERRILL LYNCH HIGH      CREDIT SUISSE FIRST BOSTON
                  AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)   YIELD MASTER II INDEX(2)       HIGH YIELD INDEX(2)
12/31/1998           $  10,000                     $   9,525                    $  10,000                   $  10,000
11/30/1999           $  10,499                     $  10,000                    $  10,190                   $  10,204
11/30/2000           $  10,015                     $   9,539                    $   9,510                   $   9,597
11/30/2001           $  10,930                     $  10,411                    $  10,243                   $  10,350
11/30/2002           $  10,749                     $  10,238                    $   9,827                   $  10,549
11/30/2003           $  12,954                     $  12,338                    $  12,480                   $  13,352
11/30/2004           $  14,375                     $  14,246                    $  13,954                   $  15,067

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                            1 YEAR    5 YEARS    LIFE OF CLASS
            CLASS A(3)        5.65%      5.46%            5.46%
            CLASS B(4)        6.32%      5.69%            5.53%
            CLASS C(5)       10.28%      5.85%            5.66%
            CLASS P(6)       10.95%        --            15.23%
            CLASS Y(7)       11.50%      6.82%            5.98%

              30-DAY SEC YIELD FOR THE YEAR ENDED NOVEMBER 30, 2004

             CLASS A    CLASS B    CLASS C    CLASS P    CLASS Y
                5.25%      5.03%      5.03%      5.64%      6.04%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees and sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index and average begins on December 31, 1998
(3) Class A shares commenced operations on December 31, 1998. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on December 31, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and life of the class.
(5) Class C shares commenced operations on December 31, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on December 31, 2002. Performance is at net asset value.
(7) Class Y shares commenced operations on May 3, 1999. Performance is at net asset value.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lehman Intermediate Government Bond Index, and Lipper Short-Intermediate U.S. Government Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)       LEHMAN INTERMEDIATE         LIPPER SHORT-INTERMEDIATE
                  AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)   GOVERNMENT BOND INDEX(2)   U.S. GOVERNMENT FUNDS AVERAGE(2)
11/30/1994           $  10,000                     $   9,675                    $  10,000                      $  10,000
11/30/1995           $  10,938                     $  10,583                    $  11,366                      $  11,182
11/30/1996           $  11,255                     $  10,889                    $  12,009                      $  11,738
11/30/1997           $  11,870                     $  11,484                    $  12,764                      $  12,393
11/30/1998           $  12,709                     $  12,296                    $  13,906                      $  13,266
11/30/1999           $  13,097                     $  12,671                    $  14,073                      $  13,435
11/30/2000           $  14,148                     $  13,688                    $  15,229                      $  14,385
11/30/2001           $  15,314                     $  14,816                    $  16,885                      $  15,750
11/30/2002           $  16,170                     $  15,645                    $  18,089                      $  16,671
11/30/2003           $  16,561                     $  16,023                    $  18,698                      $  17,060
11/30/2004           $  16,831                     $  16,284                    $  19,179                      $  17,368

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                          1 YEAR     5 YEARS     10 YEARS    LIFE OF CLASS
            CLASS A(3)     -1.63%       4.44%        4.99%              --
            CLASS B(4)     -3.09%         --           --            -2.03%
            CLASS C(5)      1.04%       4.29%          --             4.48%
            CLASS Y(6)        --          --           --            -0.24%

              30-DAY SEC YIELD FOR THE YEAR ENDED NOVEMBER 30, 2004

              CLASS A    CLASS B    CLASS C    CLASS Y
                 2.14%      1.75%      1.75%      2.75%

(1) Reflects the deduction of the maximum initial sales charge of 3.25%.
(2) Performance for the unmanaged index and average does not reflect transaction costs, management fees and sales charges. The performance of each index and average is not necessarily representative of the Fund's performance. Performance for each index and average begins on October 31, 1994.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on May 2, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year and life of class.
(5) Class C shares commenced operations on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Lehman Government Bond Index, and Lipper General U.S. Government Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)    LEHMAN GOVERNMENT     LIPPER GENERAL U.S. GOVERNMENT
                  AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)     BOND INDEX(2)              FUNDS AVERAGE(2)
11/30/1994             $  10,000                   $   9,525                 $  10,000                    $  10,000
11/30/1995             $  11,489                   $  10,943                 $  11,740                    $  11,697
11/30/1996             $  11,995                   $  11,425                 $  12,362                    $  12,216
11/30/1997             $  12,795                   $  12,187                 $  13,271                    $  13,032
11/30/1998             $  13,928                   $  13,267                 $  14,697                    $  14,229
11/30/1999             $  13,828                   $  13,171                 $  14,495                    $  13,916
11/30/2000             $  15,028                   $  14,314                 $  15,989                    $  15,182
11/30/2001             $  16,469                   $  15,687                 $  17,641                    $  16,577
11/30/2002             $  17,622                   $  16,785                 $  19,036                    $  17,701
11/30/2003             $  18,116                   $  17,255                 $  19,782                    $  18,158
11/30/2004             $  18,733                   $  17,844                 $  20,469                    $  18,715

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                           1 YEAR    5 YEARS    10 YEARS   LIFE OF CLASS
            CLASS A(3)      -1.50%      5.25%       5.96%             --
            CLASS B(4)      -0.90%      5.45%         --            5.50%
            CLASS C(5)       3.11%      5.66%         --            5.62%
            CLASS Y(6)         --         --          --           -0.69%

             30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2004

              CLASS A    CLASS B    CLASS C    CLASS Y
                 2.81%      2.38%      2.38%      3.38%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged index and average does not reflect transaction costs, management fees and sales charges. The performance of the index and average is not necessarily representative of the Fund's performance. Performance for each index and average begins on November 30, 1994.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES

     For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

BALANCED FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING     EXPENSES
                                               ACCOUNT      ACCOUNT    PAID DURING
                                                VALUE        VALUE       PERIOD+
                                             -----------  -----------  -----------
                                                                        6/1/04 -
                                               6/1/04      11/30/04     11/30/04
                                             -----------  -----------  -----------
CLASS A
Actual                                       $  1,000.00  $  1,071.40  $      1.92
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,023.15  $      1.87
CLASS B
Actual                                       $  1,000.00  $  1,068.20  $      5.17
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,020.05  $      5.05
CLASS C
Actual                                       $  1,000.00  $  1,068.40  $      5.17
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,019.95  $      5.05
CLASS P
Actual                                       $  1,000.00  $  1,071.10  $      2.33
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,022.85  $      2.28
CLASS Y*
Actual                                       $  1,000.00  $  1,049.50  $      0.00
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,025.00  $      0.00

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.37% for Class A, 1.00% for Class B, 1.00% for Class C, 0.45% for Class P and 0.00% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
* For the period 10/20/04 (commencement of offering of class shares) to 11/30/04.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY PORTFOLIO ALLOCATION
NOVEMBER 30, 2004

PORTFOLIO ALLOCATION           %*
Equity                       56.43%
Fixed Income                 39.79%
Short-Term Investments        3.78%
Total                       100.00%

* Represents percent of total investments.

CONVERTIBLE FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING     EXPENSES
                                               ACCOUNT      ACCOUNT    PAID DURING
                                                VALUE        VALUE       PERIOD+
                                             -----------  -----------  -----------
                                                                        6/1/04 -
                                               6/1/04      11/30/04     11/30/04
                                             -----------  -----------  -----------
CLASS A
Actual                                       $  1,000.00  $  1,044.40  $      6.60
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,018.55  $      6.51
CLASS B
Actual                                       $  1,000.00  $  1,041.60  $      9.70
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,015.55  $      9.58
CLASS C
Actual                                       $  1,000.00  $  1,041.50  $      9.70
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,015.75  $      9.58
CLASS P
Actual                                       $  1,000.00  $  1,044.80  $      6.85
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,018.50  $      6.76
CLASS Y
Actual                                       $  1,000.00  $  1,047.10  $      4.61
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,020.75  $      4.55

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.29% for Class A, 1.90% for Class B, 1.90% for Class C, 1.34% for Class P and 0.90% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                        %*
Consumer Discretionary       13.17%
Consumer Staples              4.96%
Energy                       12.57%
Financials                    5.42%
Healthcare                   12.65%
Industrials                  10.71%
Materials                     5.09%
Media                         6.69%
Miscellaneous                 1.54%
Technology                   18.37%
Telecommunications            2.16%
Transportation                2.67%
Utilities                     4.00%
Total                       100.00%

* Represents percent of total investments.

HIGH YIELD FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING     EXPENSES
                                               ACCOUNT      ACCOUNT    PAID DURING
                                                VALUE        VALUE       PERIOD+
                                             -----------  -----------  -----------
                                                                        6/1/04 -
                                               6/1/04      11/30/04     11/30/04
                                             -----------  -----------  -----------
CLASS A
Actual                                       $  1,000.00  $  1,093.90  $      6.65
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,018.65  $      6.41
CLASS B
Actual                                       $  1,000.00  $  1,091.00  $      9.67
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,015.75  $      9.33
CLASS C
Actual                                       $  1,000.00  $  1,090.80  $      9.67
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,015.65  $      9.33
CLASS P
Actual                                       $  1,000.00  $  1,094.00  $      6.23
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,018.50  $      6.01
CLASS Y*
Actual                                       $  1,000.00  $  1,097.20  $      4.46
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,020.75  $      4.30

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.27% for Class A, 1.85% for Class B, 1.85% for Class C, 1.19% for Class P and 0.85% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                         %*
Basic Industry               13.14%
Brokerage                     0.77%
Capital Goods                14.32%
Consumer Cyclical             4.68%
Consumer Non-Cyclical         8.72%
Energy                        9.32%
Finance & Investment          0.61%
Media                         9.87%
Services Cyclical            14.56%
Services Non-Cyclical         6.07%
Technology & Electronics      2.74%
Telecommunications            7.95%
Utility                       6.57%
Short-Term Investments        0.68%
Total                       100.00%

* Represents percent of total investments.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING     EXPENSES
                                               ACCOUNT      ACCOUNT    PAID DURING
                                                VALUE        VALUE       PERIOD+
                                             -----------  -----------  -----------
                                                                        6/1/04 -
                                                6/1/04     11/30/04     11/30/04
                                             -----------  -----------  -----------
CLASS A
Actual                                       $  1,000.00  $  1,017.20  $      5.85
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,019.20  $      5.86
CLASS B
Actual                                       $  1,000.00  $  1,012.10  $      8.86
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,016.20  $      8.87
CLASS C
Actual                                       $  1,000.00  $  1,014.40  $      8.86
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,016.20  $      8.87
CLASS Y*
Actual                                       $  1,000.00  $    997.60  $      3.80
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,021.20  $      3.84

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.16% for Class A, 1.76% for Class B, 1.76% for Class C, 0.76% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
* For the period 10/20/04 (commencement of offering of class shares) to 11/30/04.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY CREDIT RATING
NOVEMBER 30, 2004

CREDIT RATING                  %*
AAA                          56.22%
A+                            0.53%
A                             1.42%
BBB+                          2.12%
BBB                           1.27%
BBB-                          2.03%
U. S. Treasury               23.38%
Short-Term Investments       13.03%
Total                       100.00%

* Represents percent of total investments.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING     EXPENSES
                                               ACCOUNT      ACCOUNT    PAID DURING
                                                VALUE        VALUE       PERIOD+
                                             -----------  -----------  -----------
                                                                        6/1/04 -
                                                6/1/04     11/30/04     11/30/04
                                             -----------  -----------  -----------
CLASS A
Actual                                       $  1,000.00  $  1,034.80  $      5.60
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,019.50  $      5.56
CLASS B
Actual                                       $  1,000.00  $  1,031.40  $      8.84
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,016.30  $      8.77
CLASS C
Actual                                       $  1,000.00  $  1,031.40  $      8.84
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,016.20  $      8.77
CLASS Y*
Actual                                       $  1,000.00  $    993.10  $      3.69
Hypothetical (5% Return Before Expenses)     $  1,000.00  $  1,021.25  $      3.74

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.10% for Class A, 1.74% for Class B, 1.74% for Class C and 0.74% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
* For the period 10/20/04 (commencement of offering of class shares) to 11/30/04.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY CREDIT RATING
NOVEMBER 30, 2004

CREDIT RATING                  %*
AAA                          63.84%
U. S. Treasury               17.59%
Short-Term Investments       18.57%
Total                       100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
BALANCED FUND NOVEMBER 30, 2004

                                                                                     VALUE
INVESTMENTS                                                       SHARES             (000)
------------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 96.05%

Lord Abbett Affiliated
Fund,Inc.-Class Y(a)                                          33,612,154   $       481,662

Lord Abbett
Bond-Debenture Fund,
Inc.-Class Y(b)                                               33,432,783           271,140

Lord Abbett
Large Cap-Core
Fund-Class Y(c)                                                  345,718             9,853

Lord Abbett Total
Return Fund-Class Y(d)                                         7,135,697            75,424
                                                                           ---------------
TOTAL INVESTMENTS IN
UNDERLYING FUNDS
(Cost $781,718,625)                                                        $       838,079
                                                                           ---------------

     (a) Fund investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.
     (b) Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
     (c) Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
     (d) Fund investment objective is to seek income and capital appreciation to produce a high total return.

                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
INVESTMENTS                                                        (000)             (000)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.78%

REPURCHASE AGREEMENT 3.78%

Repurchase Agreement
dated 11/30/2004,
1.61% due 12/1/2004
with State Street
Bank & Trust Co.
collateralized by
$33,575,000 of Federal
Home Loan Bank at
1.95% due 4/2/2018;
value: $33,616,969;
proceeds: $32,955,977
(Cost $32,954,503)                                       $        32,955   $        32,955
                                                                           ===============
TOTAL INVESTMENTS IN
SECURITIES 99.83%
(Cost $814,673,128)                                                                871,034
                                                                           ===============
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES 0.17%                                                          1,479
                                                                           ---------------
NET ASSETS 100.00%                                                         $       872,513
                                                                           ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
CONVERTIBLE FUND NOVEMBER 30, 2004

                                                                                   SHARES
INVESTMENTS                                                                         (000)             VALUE
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 100.30%

COMMON STOCKS 3.79%

BIOTECHNOLOGY 1.12%
Gilead Sciences, Inc.*                                                                 61   $     2,089,585
                                                                                            ---------------

COMMUNICATION EQUIPMENT 0.28%
Nortel Networks Corp.*(a)                                                             150           520,500
                                                                                            ---------------

CONSUMER SERVICES 1.21%
Cendant Corp.                                                                         100         2,267,000
                                                                                            ---------------

MISCELLANEOUS TRANSPORT 0.13%
Continental Airlines, Inc. Class B*                                                    22           245,080
                                                                                            ---------------

RETAIL - SPECIALTY 1.05%
Foot Locker, Inc.                                                                      76         1,972,402
                                                                                            ---------------
TOTAL COMMON STOCKS (Cost $7,043,400)                                                             7,094,567
                                                                                            ===============

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
                                                   RATE                 DATE        (000)
                                           ------------    -----------------   ----------
CONVERTIBLE BONDS 72.63%

ADVERTISING 2.99%
Getty Images, Inc.                                 0.50%            6/9/2023   $    1,925         2,490,469
Young & Rubicam, Inc.                              3.00%           1/15/2005        3,100         3,115,500
                                                                                            ---------------
TOTAL                                                                                             5,605,969
                                                                                            ---------------

AIRLINES 1.39%
Continental Airlines, Inc.                         4.50%            2/1/2007        1,405         1,051,994
Northwest Airlines Corp.                          7.625%#         11/15/2023        2,000         1,542,500
                                                                                            ---------------
TOTAL                                                                                             2,594,494
                                                                                            ---------------

BIOTECHNOLOGY 2.70%
Amylin Pharmaceuticals, Inc.                       2.25%           6/30/2008        1,775         1,737,281
Decode Genetics, Inc.                              3.50%           4/15/2011        2,125         1,811,563
Invitrogen Corp.                                   2.25%          12/15/2006        1,525         1,513,563
                                                                                            ---------------
TOTAL                                                                                             5,062,407
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
BROADCAST & CABLE 1.17%
EchoStar Communications Corp.                      5.75%           5/15/2008   $    2,126   $     2,184,465
                                                                                            ---------------

COMMERCIAL SERVICES 4.68%
Fluor Corp.                                        1.50%           2/15/2024        2,525         2,799,594
International Game Technology               Zero Coupon            1/29/2033        2,900         2,280,125
Manpower, Inc.                              Zero Coupon            8/17/2021        2,700         1,876,500
Navigant International, Inc.                      4.875%           11/1/2023        1,875         1,807,031
                                                                                            ---------------
TOTAL                                                                                             8,763,250
                                                                                            ---------------

COMMUNICATION EQUIPMENT 3.73%
Agere Systems, Inc.                                6.50%          12/15/2009        1,795         1,898,212
Comverse Technology, Inc.                   Zero Coupon            5/15/2023        2,450         3,243,188
Powerwave Technologies, Inc.                       1.25%           7/15/2008        1,775         1,834,906
                                                                                            ---------------
TOTAL                                                                                             6,976,306
                                                                                            ---------------

CONGLOMERATES 3.17%
3M Co.                                      Zero Coupon           11/21/2032        2,775         2,490,563
Tyco Int'l. Group(a)                               2.75%           1/15/2018        2,250         3,448,125
                                                                                            ---------------
TOTAL                                                                                             5,938,688
                                                                                            ---------------

DIVERSIFIED METALS & MINING 2.95%
Anglo American plc(a)                             3.375%           4/17/2007        2,200         2,518,512
Massey Energy Co.                                  4.75%           5/15/2023        1,500         2,998,125
                                                                                            ---------------
TOTAL                                                                                             5,516,637
                                                                                            ---------------

DIVERSIFIED FINANCIALS 1.37%
GATX Financial Corp.                               7.50%            2/1/2007        2,175         2,566,500
                                                                                            ---------------

E-COMMERCE 1.84%
Deutsche Bank Lux+(a)                              2.36%#           5/1/2012        1,650         2,105,400
Overstock.com, Inc.+                               3.75%           12/1/2011        1,100         1,333,750
                                                                                            ---------------
TOTAL                                                                                             3,439,150
                                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.53%
Artesyn Technologies, Inc.                         5.50%           8/15/2010        1,900         2,861,875
                                                                                            ---------------

FOODS 2.42%
Bunge Ltd. Finance Corp.                           3.75%          11/15/2022        1,300         2,180,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Nestle Holdings, Inc.                              3.00%            5/9/2005   $    2,100   $     2,348,902
                                                                                            ---------------
TOTAL                                                                                             4,529,652
                                                                                            ---------------

HEALTH EQUIPMENT & SUPPLY 3.75%
Advanced Medical Optics, Inc.                      2.50%           7/15/2024        1,925         2,124,719
Apogent Technologies, Inc.                         0.63%#         12/15/2033        1,875         2,242,069
Cytyc Corp.                                        2.25%           3/15/2024        2,225         2,656,094
                                                                                            ---------------
TOTAL                                                                                             7,022,882
                                                                                            ---------------

HEALTH SERVICES 3.58%
Beverly Enterprises, Inc.                          2.75%           11/1/2033        1,700         2,326,875
LabOne, Inc.+                                      3.50%           6/15/2034        2,000         2,155,000
LifePoint Hospitals Holdings                       4.50%            6/1/2009        2,175         2,213,062
                                                                                            ---------------
TOTAL                                                                                             6,694,937
                                                                                            ---------------

HOUSEHOLD PRODUCTS 1.07%
Church & Dwight Co., Inc.                          5.25%           8/15/2033        1,600         1,996,000
                                                                                            ---------------

INTERNET SOFTWARE & SERVICES 1.17%
Yahoo!, Inc.                                Zero Coupon             4/1/2008        1,150         2,193,625
                                                                                            ---------------

IT SERVICES 2.93%
Amdocs Ltd.(a)                                     0.50%           3/15/2024        2,925         2,775,094
Per-Se Technologies, Inc.+                         3.25%           6/30/2024        2,500         2,706,250
                                                                                            ---------------
TOTAL                                                                                             5,481,344
                                                                                            ---------------

LEISURE FACILITIES 1.40%
Carnival Corp.                                     2.00%           4/15/2021        1,850         2,624,688
                                                                                            ---------------

LEISURE PRODUCTS 1.49%
WMS Industries, Inc.                               2.75%           7/15/2010        1,650         2,790,562
                                                                                            ---------------

LODGING 2.61%
Hilton Hotels Corp.                               3.375%           4/15/2023        2,000         2,297,500
Starwood Hotels & Resorts                          3.50%           5/16/2023        2,250         2,587,500
                                                                                            ---------------
TOTAL                                                                                             4,885,000
                                                                                            ---------------

MACHINERY 1.83%
Danaher Corp.                               Zero Coupon            1/22/2021        4,050         3,427,312
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
MISCELLANEOUS 1.54%
Lehman Brothers Holdings, Inc.                     0.25%            7/7/2011   $    2,825   $     2,891,246
                                                                                            ---------------

NATURAL GAS DIVERSIFIED 1.21%
PG&E Corp.                                         9.50%           6/30/2010          850         2,265,250
                                                                                            ---------------

OIL - INTEGRATED 3.55%
Quicksilver Resources, Inc.+                      1.875%           11/1/2024        1,825         1,875,187
Repcon Luxembourg S.A.+(a)                         4.50%           1/26/2011        1,950         2,350,204
Swiss Life Finance Ltd.(a)                         2.00%           5/20/2005        2,150         2,418,750
                                                                                            ---------------
TOTAL                                                                                             6,644,141
                                                                                            ---------------

PHARMACEUTICALS 1.54%
Celgene Corp.                                      1.75%            6/1/2008          925         1,234,875
Teva Pharmaceutical Finance B.V.(a)               0.375%          11/15/2022        1,233         1,656,844
                                                                                            ---------------
TOTAL                                                                                             2,891,719
                                                                                            ---------------

PUBLISHING & PRINT 1.17%
Valassis Communications, Inc.                     1.084%           5/22/2033        3,175         2,186,781
                                                                                            ---------------

RETAIL - SPECIALTY 2.60%
Best Buy Co., Inc.                                 2.25%           1/15/2022        1,900         2,044,875
Costco Cos., Inc.                           Zero Coupon            8/19/2017        2,550         2,824,125
                                                                                            ---------------
TOTAL                                                                                             4,869,000
                                                                                            ---------------

SEMICONDUCTORS 1.82%
ASML Holding NV(a)                                 5.75%          10/15/2006          625           703,906
RF Micro Devices, Inc.                             1.50%            7/1/2010        2,350         2,696,625
                                                                                            ---------------
TOTAL                                                                                             3,400,531
                                                                                            ---------------

SOFTWARE - APPLICATIONS & SYSTEMS 5.13%
Computer Associates Int'l., Inc.                  1.625%          12/15/2009        1,863         3,046,005
DST Systems, Inc.                                 4.125%           8/15/2023        1,850         2,356,438
EMC Corp.                                          4.50%            4/1/2007        1,510         1,664,775
Red Hat, Inc.                                      0.50%           1/15/2024        2,675         2,544,594
                                                                                            ---------------
TOTAL                                                                                             9,611,812
                                                                                            ---------------

TRUCKERS 1.16%
Yellow Corp.                                      3.375%          11/25/2023        1,500         2,178,750
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
UTILITIES - ELECTRIC 2.40%
PPL Energy Supply LLC                             2.625%           5/15/2023   $    1,980   $     2,200,275
Scottish Power Finance Ltd.(a)                     4.00%#          7/29/2049        2,175         2,289,187
                                                                                            ---------------
TOTAL                                                                                             4,489,462
                                                                                            ---------------

WIRELESS COMMUNICATION SERVICES 0.74%
American Tower Corp.                               3.00%           8/15/2012        1,225         1,387,312
                                                                                            ---------------
TOTAL CONVERTIBLE BONDS (Cost $130,190,969)                                                     135,971,747
                                                                                            ===============

                                                                                   SHARES
                                                                                    (000)
                                                                               ----------
CONVERTIBLE PREFERRED STOCKS 23.88%

AUTOS 0.68%
Ford Motor Co. Capital Trust                       6.50%                               24         1,278,469
                                                                                            ---------------

BANKS - REGIONAL 2.55%
Commerce Capital II                                5.95%                               37         2,395,838
Marshall & Ilsley Corp.                            6.50%                               87         2,370,480
                                                                                            ---------------
TOTAL                                                                                             4,766,318
                                                                                            ---------------

BEVERAGES 1.50%
Constellation Brands, Inc.                         5.75%                               78         2,803,789
                                                                                            ---------------

BROADCAST & CABLE 1.38%
Radio One, Inc.                                    6.50%#                               3         2,588,250
                                                                                            ---------------

CONSUMER SERVICES 0.98%
United Rentals, Inc.                               6.50%                               42         1,826,087
                                                                                            ---------------

CONTAINERS & PACKAGING 1.22%
Owens Illinois, Inc.                               4.75%                               60         2,278,850
                                                                                            ---------------

DIVERSIFIED FINANCIALS 0.85%
Doral Financial Corp.(b)                           4.75%                                5         1,598,219
                                                                                            ---------------

INSURANCE - CASUALTY 0.66%
Chubb Corp.                                        7.00%                               42         1,236,477
                                                                                            ---------------

INTEGRATED TELECOMMUNICATION SERVICES 1 42%
Alltel Corp.                                       7.75%                               52         2,661,011
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
CONVERTIBLE FUND NOVEMBER 30, 2004

                                               INTEREST                             SHARES
INVESTMENTS                                        RATE                              (000)             VALUE
------------------------------------------------------------------------------------------------------------
NATURAL GAS DIVERSIFIED 2.49%
Oneok, Inc.                                        8.50%                                50   $     1,753,416
Williams Co., Inc. (The)                           5.50%                                34         2,911,287
                                                                                             ---------------
TOTAL                                                                                              4,664,703
                                                                                             ---------------

OIL SERVICES 1.04%
Lehman Brothers Holdings, Inc. Series WFT          6.00%                                40         1,940,832
                                                                                             ---------------

OIL - INTEGRATED 4.32%
Amerada Hess Corp.                                 7.00%                                37         2,911,530
Chesapeake Energy Corp.                            6.00%                                32         2,967,645
Valero Energy Corp.                                2.00%                                47         2,211,191
                                                                                             ---------------
TOTAL                                                                                              8,090,366
                                                                                             ---------------

PAPER & FOREST PRODUCTS 0.94%
Temple-Inland, Inc.                                7.50%                                34         1,760,180
                                                                                             ---------------

POLLUTION CONTROL 1.05%
Allied Waste Industries, Inc.                      6.25%                                37         1,965,751
                                                                                             ---------------

RETAIL - FOOD & DRUG 1.19%
Albertson's, Inc.                                  7.25%                                84         2,218,853
                                                                                             ---------------

UTILITIES - ELECTRIC 0.78%
Public Service Enterprise Group                   10.25%                                25         1,464,788
                                                                                             ---------------

UTILITIES - GAS PIPELINE 0.83%
Sempra Energy                                      8.50%                                50         1,555,000
                                                                                             ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $40,963,591)                                                                              44,697,943
                                                                                             ===============
TOTAL INVESTMENTS IN SECURITIES 100.30%
  (Cost $178,197,960)                                                                            187,764,257
                                                                                             ===============
LIABILITIES IN EXCESS OF CASH AND OTHER
  ASSETS (.30%)                                                                                     (562,244)
                                                                                             ---------------
NET ASSETS 100.00%                                                                           $   187,202,013
                                                                                             ===============

       *  Non-income producing security.
       + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
       # Variable rate security. The interest rate represents the rate at November 30, 2004.
     (a)  Foreign security traded in U.S. dollars.
     (b)  Private Placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 97.97%

ASSET-BACKED SECURITIES 0.71%

AIRLINES 0.24%
Continental Airlines 1997-1 B                     7.461%            4/1/2013   $      631   $       503,126
                                                                                            ---------------

MEDIA - CABLE 0.47%
Avalon Cable LLC                                 11.875%           12/1/2008          945           990,217
                                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,474,154)                                                                               1,493,343
                                                                                            ===============

                                                                                   SHARES
                                                                                    (000)
                                                                               ----------
COMMON STOCKS 1.02%
AEROSPACE/DEFENSE 1.02%
Northrop Grumman Corp. (Cost $1,962,766)                                               38         2,159,805
                                                                                            ===============

                                                                                PRINCIPAL
                                                                                   AMOUNT
                                                                                    (000)
                                                                               ----------
CONVERTIBLE BONDS 0.75%

AEROSPACE/DEFENSE 0.75%
Alliant Techsystems, Inc. (Cost $1,512,679)        2.75%           2/15/2024   $    1,500         1,590,000
                                                                                            ===============

                                                                                   SHARES
                                                                                    (000)
                                                                               ----------
CONVERTIBLE PREFERRED STOCKS 1.13%

MEDIA - DIVERSIFIED 0.54%
Emmis Communications Corp.                         6.25%                               25         1,137,500
                                                                                            ---------------

PHARMACEUTICALS 0.59%
Schering-Plough Corp.                              6.00%                               25         1,249,500
                                                                                            ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $2,457,850)                                                                               2,387,000
                                                                                            ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS 94.36%

AEROSPACE/DEFENSE 2.41%
Armor Holdings, Inc.                               8.25%           8/15/2013   $    1,500   $     1,683,750
Esterline Technologies Corp.                       7.75%           6/15/2013        1,500         1,646,250
K&F Acquisition Inc.+                              7.75%          11/15/2014          150           154,125
Titan Corp.                                        8.00%           5/15/2011        1,500         1,597,500
                                                                                            ---------------
TOTAL                                                                                             5,081,625
                                                                                            ---------------

APPAREL/TEXTILES 0.79%
INVISTA+(b)                                        9.25%            5/1/2012        1,500         1,676,250
                                                                                            ---------------

AUTO PARTS & EQUIPMENT 1.74%
Affinia Group, Inc.+                               9.00%          11/30/2014        1,025         1,060,875
Eagle-Picher, Inc.                                 9.75%            9/1/2013        1,500         1,545,000
Stanadyne Corp.+                                  10.00%           8/15/2014        1,000         1,080,000
                                                                                            ---------------
TOTAL                                                                                             3,685,875
                                                                                            ---------------

AUTOMOTIVE 0.01%
Venture Holding Trust(c)                           9.50%            7/1/2005          250            11,250
                                                                                            ---------------

BEVERAGE 0.91%
Le-Natures, Inc.+                                 10.00%           6/15/2013        1,500         1,665,000
Parmalat Capital Finance(b)(c)                    6.625%           8/13/2008        1,500           255,000
                                                                                            ---------------
TOTAL                                                                                             1,920,000
                                                                                            ---------------

BROKERAGE 0.76%
E*Trade Group, Inc.+                               8.00%           6/15/2011        1,500         1,608,750
                                                                                            ---------------

BUILDING & CONSTRUCTION 3.42%
Beazer Homes USA, Inc.                             6.50%          11/15/2013        1,000         1,007,500
D. R. Horton, Inc.                                10.50%            4/1/2005        1,000         1,029,300
Grohe Holding+(a)                                 8.625%           10/1/2014        1,000         1,408,793
Schuler Homes, Inc.                               9.375%           7/15/2009        2,000         2,165,000
Shaw Group, Inc.                                  10.75%           3/15/2010        1,500         1,623,750
                                                                                            ---------------
TOTAL                                                                                             7,234,343
                                                                                            ---------------

BUILDING MATERIALS 1.90%
American Standard Cos., Inc.                       8.25%            6/1/2009        1,000         1,152,500
Jacuzzi Brands, Inc.                              9.625%            7/1/2010        1,500         1,717,500
Texas Industries, Inc.                            10.25%           6/15/2011        1,000         1,155,000
                                                                                            ---------------
TOTAL                                                                                             4,025,000
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
CHEMICALS 6.50%
Crompton Corp.+                                   9.875%            8/1/2012   $    2,000   $     2,250,000
Hercules, Inc.                                     6.75%          10/15/2029        1,000         1,037,500
Huntsman Int'l. Holdings                    Zero Coupon           12/31/2009        1,000           562,500
Huntsman LLC+                                     11.75%#          7/15/2012        1,000         1,182,500
Lyondell Chemical Co.                            11.125%           7/15/2012        1,500         1,781,250
Polyone Corp.                                    10.625%           5/15/2010        1,500         1,698,750
Rhodia SA(b)                                      8.875%            6/1/2011        1,375         1,354,375
Rockwood Specialties Corp.                       10.625%           5/15/2011        1,250         1,428,125
Rockwood Specialties Group+(a)                    7.625%          11/15/2014          700           960,571
Terra Capital, Inc.                               11.50%            6/1/2010        1,300         1,482,000
                                                                                            ---------------
TOTAL                                                                                            13,737,571
                                                                                            ---------------

CONSUMER-PRODUCTS 2.53%
Aearo Co. I                                        8.25%           4/15/2012        2,000         2,070,000
Playtex Products, Inc.                            9.375%            6/1/2011        1,500         1,608,750
Rayovac Corp.                                      8.50%           10/1/2013        1,500         1,665,000
                                                                                            ---------------
TOTAL                                                                                             5,343,750
                                                                                            ---------------

DIVERSIFIED CAPITAL GOODS 1.09%
Park-Ohio Industries, Inc.+                       8.375%          11/15/2014          750           751,875
Sensus Metering Systems, Inc.                     8.625%          12/15/2013        1,500         1,552,500
                                                                                            ---------------
TOTAL                                                                                             2,304,375
                                                                                            ---------------

ELECTRIC - GENERATION 3.03%
Calpine Corp.+                                    9.875%           12/1/2011        1,750         1,413,125
Dynegy, Inc.                                      6.875%            4/1/2011        1,250         1,212,500
Dynegy, Inc.+                                    10.125%           7/15/2013        1,750         2,051,875
Reliant Resources, Inc.                            9.50%           7/15/2013        1,500         1,728,750
                                                                                            ---------------
TOTAL                                                                                             6,406,250
                                                                                            ---------------

ELECTRIC - INTEGRATED 2.18%
Midwest Generation LLC                             8.75%            5/1/2034        1,000         1,138,750
Mission Energy Holding Co.                        13.50%           7/15/2008        1,500         1,888,125
Nevada Power Co.+                                 5.875%           1/15/2015          125           126,250
Nevada Power Co.                                   8.25%            6/1/2011        1,250         1,443,750
                                                                                            ---------------
TOTAL                                                                                             4,596,875
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
ELECTRONICS 1.68%
Amkor Technology, Inc.                             9.25%           2/15/2008   $    1,000   $       985,000
Communications & Power Industries                  8.00%            2/1/2012          825           870,375
New ASAT Finance Ltd.+(b)                          9.25%            2/1/2011          500           447,500
SBA Telecommunications Corp.**               0.00%/9.75%   12/15/2007 & 2011        1,500         1,256,250
                                                                                            ---------------
TOTAL                                                                                             3,559,125
                                                                                            ---------------

ENERGY - EXPLORATION & PRODUCTION 2.92%
Energy Partners Ltd.                               8.75%            8/1/2010        1,000         1,095,000
Houston Exploration Co.                            7.00%           6/15/2013        2,000         2,135,000
KCS Energy Services, Inc.                         7.125%            4/1/2012        1,250         1,318,750
Range Resources Corp.                             7.375%           7/15/2013        1,500         1,612,500
                                                                                            ---------------
TOTAL                                                                                             6,161,250
                                                                                            ---------------

ENVIRONMENTAL 1.35%
Allied Waste North America, Inc.                   6.50%          11/15/2010        2,000         1,940,000
IMCO Recycling, Inc.+                              9.00%          11/15/2014          875           907,812
                                                                                            ---------------
TOTAL                                                                                             2,847,812
                                                                                            ---------------

FOOD - WHOLESALE 3.28%
ASG Consolidated LLC/Finance, Inc.**+       0.00%/11.50%    11/1/2008 & 2011        1,500           967,500
Chiquita Brands Int'l.+                            7.50%           11/1/2014        1,500         1,526,250
Dole Food Co.                                     8.875%           3/15/2011        3,000         3,300,000
Pinnacle Foods+                                    8.25%           12/1/2013        1,250         1,137,500
                                                                                            ---------------
TOTAL                                                                                             6,931,250
                                                                                            ---------------

FOOD & DRUG RETAILERS 1.30%
Ingles Markets, Inc.                              8.875%           12/1/2011        1,500         1,635,000
Roundy's, Inc.                                    8.875%           6/15/2012        1,000         1,105,000
                                                                                            ---------------
TOTAL                                                                                             2,740,000
                                                                                            ---------------

FORESTRY/PAPER 3.52%
Boise Cascade LLC+                                7.125%          10/15/2014        1,500         1,575,000
Bowater, Inc.                                      6.50%           6/15/2013        2,500         2,460,195
Buckeye Technologies, Inc.                         8.00%          10/15/2010        1,500         1,522,500
Jefferson Smurfit Corp.                            7.50%            6/1/2013        1,000         1,077,500
Newark Group, Inc.+                                9.75%           3/15/2014          750           798,750
                                                                                            ---------------
TOTAL                                                                                             7,433,945
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
GAMING 3.50%
Hard Rock Hotel, Inc.                             8.875%            6/1/2013   $    1,000   $     1,105,000
Premier Entertainment Biloxi                      10.75%            2/1/2012        1,500         1,627,500
River Rock Entertainment                           9.75%           11/1/2011        2,000         2,220,000
Venetian Casino Resort LLC                        11.00%           6/15/2010        1,500         1,717,500
Wynn Las Vegas LLC/Corp.+(d)                      6.625%           12/1/2014          725           715,937
                                                                                            ---------------
TOTAL                                                                                             7,385,937
                                                                                            ---------------

GAS DISTRIBUTION 4.98%
Colorado Interstate Gas Co.                       10.00%           6/15/2005        2,500         2,593,750
El Paso Corp.                                      7.00%           5/15/2011        1,000         1,000,000
El Paso Corp.                                      7.75%           1/15/2032          800           740,000
Ferrellgas Partners, L.P.                          6.75%            5/1/2014        2,000         2,070,000
MarkWest Energy Partners/Finance+                 6.875%           11/1/2014        1,500         1,541,250
Sonat, Inc.                                       7.625%           7/15/2011        1,000         1,022,500
Suburban Propane Partners, L.P.                   6.875%          12/15/2013        1,500         1,560,000
                                                                                            ---------------
TOTAL                                                                                            10,527,500
                                                                                            ---------------

HEALTH SERVICES 4.64%
Ardent Health Services                            10.00%           8/15/2013        2,000         2,015,000
Hanger Orthopedic Group, Inc.                    10.375%           2/15/2009        1,500         1,530,000
HCA, Inc.                                         6.375%           1/15/2015        1,425         1,414,645
Medex, Inc.                                       8.875%           5/15/2013        1,500         1,665,000
National Mentor, Inc.+                            9.625%           12/1/2012          875           927,500
Tenet Healthcare Corp.                            6.375%           12/1/2011        1,500         1,398,750
Vanguard Health Holdings+                          9.00%           10/1/2014          800           854,000
                                                                                            ---------------
TOTAL                                                                                             9,804,895
                                                                                            ---------------

HOTELS 1.61%
FelCor Lodging Trust, Inc.                         9.00%            6/1/2011        1,500         1,687,500
John Q. Hammons Hotels, Inc.                      8.875%           5/15/2012        1,500         1,713,750
                                                                                            ---------------
TOTAL                                                                                             3,401,250
                                                                                            ---------------

INVESTMENTS & MISCELLANEOUS
FINANCIAL SERVICES 0.60%
RMCC Acquisition Co.+                              9.50%           11/1/2012        1,250         1,262,500
                                                                                            ---------------

LEISURE 1.03%
Gaylord Entertainment Co.                          8.00%          11/15/2013        2,000         2,170,000
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
MACHINERY 3.36%
Agco Corp.                                         9.50%            5/1/2008   $    3,000   $     3,217,500
Case New Holland, Inc.+                            9.25%            8/1/2011        1,500         1,668,750
Manitowoc Co., Inc. (The)(a)                     10.375%           5/15/2011        1,475         2,205,393
                                                                                            ---------------
TOTAL                                                                                             7,091,643
                                                                                            ---------------

MEDIA - BROADCAST 1.72%
Allbritton Communications Co.                      7.75%          12/15/2012        1,000         1,035,000
Paxson Communications Co.                         10.75%           7/15/2008        1,500         1,548,750
Sinclair Broadcast Group, Inc.                     8.00%           3/15/2012        1,000         1,047,500
                                                                                            ---------------
TOTAL                                                                                             3,631,250
                                                                                            ---------------

MEDIA - CABLE 5.54%
Century Communications Corp.(c)                    9.50%            3/1/2005        1,500         1,785,000
Charter Communications Holdings                   10.00%            4/1/2009        3,000         2,617,500
Insight Communications Co., Inc.**          0.00%/12.25%    2/15/2006 & 2011        1,500         1,447,500
Insight Midwest, L.P.                             10.50%           11/1/2010        2,000         2,200,000
Mediacom Broadband LLC                            11.00%           7/15/2013        2,000         2,125,000
Rogers Cablesystems(b)                            10.00%           3/15/2005        1,500         1,530,000
                                                                                            ---------------
TOTAL                                                                                            11,705,000
                                                                                            ---------------

MEDIA - DIVERSIFIED 0.76%
Block Communications, Inc.                         9.25%           4/15/2009        1,500         1,612,500
                                                                                            ---------------

MEDIA - SERVICES 0.71%
Interpublic Group of Cos., Inc.                    6.25%          11/15/2014        1,500         1,490,303
                                                                                            ---------------

METALS/MINING EXCLUDING STEEL 1.99%
Alpha Natural Resources+                          10.00%            6/1/2012        1,500         1,702,500
Peabody Energy Corp.                              5.875%           4/15/2016        2,500         2,493,750
                                                                                            ---------------
TOTAL                                                                                             4,196,250
                                                                                            ---------------

NON-ELECTRIC UTILITIES 1.28%
Semco Energy, Inc.                                 7.75%           5/15/2013        2,450         2,695,000
                                                                                            ---------------

OIL FIELD EQUIPMENT & SERVICES 1.30%
Hanover Compressor Co.                            8.625%          12/15/2010        1,000         1,090,000
J. Ray McDermott, S.A.+                           11.00%          12/15/2013        1,500         1,646,250
                                                                                            ---------------
TOTAL                                                                                             2,736,250
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
PACKAGING 3.58%
Anchor Glass Container Corp.                      11.00%           2/15/2013   $    1,500   $     1,612,500
Constar Int'l., Inc.                              11.00%           12/1/2012        1,500         1,556,250
Owens-Brockway Glass Co.                           8.25%           5/15/2013        3,000         3,277,500
Plastipak Holdings, Inc.                          10.75%            9/1/2011        1,000         1,125,000
                                                                                            ---------------
TOTAL                                                                                             7,571,250
                                                                                            ---------------

RESTAURANTS 2.07%
Denny's Corp. Holdings Inc.+                      10.00%           10/1/2012        1,000         1,055,000
Friendly Ice Cream Corp.                          8.375%           6/15/2012        1,500         1,477,500
O'Charleys, Inc.                                   9.00%           11/1/2013        1,750         1,841,875
                                                                                            ---------------
TOTAL                                                                                             4,374,375
                                                                                            ---------------

STEEL PRODUCERS/PRODUCTS 0.95%
Armco, Inc.                                        9.00%           9/15/2007        2,000         2,010,000
                                                                                            ---------------

SUPPORT-SERVICES 1.30%
Johnsondiversey Holdings, Inc.**            0.00%/10.67%    5/15/2007 & 2013        1,500         1,305,000
United Rentals North America, Inc.                 7.75%          11/15/2013        1,500         1,447,500
                                                                                            ---------------
TOTAL                                                                                             2,752,500
                                                                                            ---------------

TELECOM - FIXED LINE 0.42%
Level 3 Financing, Inc.+                          10.75%          10/15/2011        1,000           897,500
                                                                                            ---------------

TELECOM - INTEGRATED/SERVICES 2.72%
Cincinnati Bell, Inc.                             8.375%           1/15/2014        1,500         1,503,750
Qwest Capital Funding                              7.90%           8/15/2010        2,500         2,468,750
Qwest Services Corp.+                             14.00%#         12/15/2010        1,500         1,785,000
                                                                                            ---------------
TOTAL                                                                                             5,757,500
                                                                                            ---------------

TELECOM - WIRELESS 4.69%
Airgate PCS, Inc.+                                 5.85%#         10/15/2011        1,000         1,027,500
Airgate PCS, Inc.                                 9.375%            9/1/2009        1,500         1,597,500
Dobson Communications Corp.                       8.875%           10/1/2013          225           154,125
Rogers Wireless, Inc.+(b)                          8.00%          12/15/2012        2,500         2,606,250
Triton PCS, Inc.                                   8.75%          11/15/2011        1,500         1,162,500
Ubiquitel Operating Co.                           9.875%            3/1/2011        1,000         1,102,500
Ubiquitel Operating Co.+                          9.875%            3/1/2011          525           578,813
Voicestream Wireless Corp.                       10.375%          11/15/2009          575           604,831
Western Wireless Corp.                             9.25%           7/15/2013        1,000         1,085,000
                                                                                            ---------------
TOTAL                                                                                             9,919,019
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
HIGH YIELD FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT 1.01%
Lucent Technologies, Inc.                          6.50%           1/15/2028   $    2,500   $     2,143,750
                                                                                            ---------------

THEATERS & ENTERTAINMENT 1.21%
AMC Entertainment, Inc.                            8.00%            3/1/2014        1,500         1,485,000
Loews Cineplex Entertainment+                      9.00%            8/1/2014        1,000         1,080,000
                                                                                            ---------------
TOTAL                                                                                             2,565,000
                                                                                            ---------------

TRANSPORTATION EXCLUDING AIR/RAIL 2.07%
CHC Helicopter(b)                                 7.375%            5/1/2014        1,000         1,060,000
Horizon Lines LLC+                                 9.00%           11/1/2012        1,000         1,097,500
Hornbeck Offshore Services+                       6.125%           12/1/2014          500           496,250
Offshore Logistics, Inc.                          6.125%           6/15/2013        1,500         1,545,000
Stena AB+(b)                                       7.00%           12/1/2016          175           172,375
                                                                                            ---------------
TOTAL                                                                                             4,371,125
                                                                                            ---------------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $189,084,449)                                            199,377,593
                                                                                            ===============
TOTAL LONG-TERM INVESTMENTS (Cost $196,491,898)                                                 207,007,741
                                                                                            ===============

SHORT-TERM INVESTMENT 0.67%

REPURCHASE AGREEMENT 0.67%
Repurchase Agreement dated 11/30/2004,
1.61% due 12/1/2004 with State Street
Bank & Trust Co. collateralized by
$1,070,000 of Federal National Mortgage
Assoc. at 3.31% due 1/26/2007 and
$350,000 of United States Treasury Bonds
at 2.375% due 1/15/2025; value: $1,449,691;
proceeds: $1,415,514 (Cost $1,415,451)                                              1,415         1,415,451
                                                                                            ===============
TOTAL INVESTMENTS IN SECURITIES 98.64% (Cost $197,907,349)                                      208,423,192
                                                                                            ===============
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 1.36%                                              2,865,708
                                                                                            ---------------
NET ASSETS 100.00%                                                                          $   211,288,900
                                                                                            ===============

     ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
     + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
     # Variable rate security. The interest rate represents the rate at November 30, 2004.
     (a) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate value of these securities is 2.17% of total net assets. The remaining securities (97.83%) are invested in U.S. dollar-denominated securities.
     (b)  Foreign security traded in U.S. dollars.
     (c)  Defaulted security.
     (d)  Securities purchased on a when-issued basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
LIMITED DURATION U.S. GOV'T AND GOV'T SPONSORED ENTERPRISES FUND NOVEMBER 30,
2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 88.09%

ASSET-BACKED SECURITIES 6.10%
American Express Master Trust 2002-2 A             2.15%#          5/15/2006   $      538   $       538,471
BMW Vehicle Owner Trust 2002-A A3                  3.80%           5/25/2006           12            11,741
Capital Auto Rec. Asset Trust 2003-2 A3B           2.14%#          2/15/2007          634           634,143
Discover Card Master Trust I 2002-1 A              2.17%#          7/15/2007          735           735,464
Discover Card Master Trust I 2000-2 A              2.28%#          9/18/2007        1,750         1,751,826
First USA Credit Card MT 2001-1 A                  2.28%#          9/19/2008          780           781,663
Honda Auto Receivables Owner 2003-3 A2             1.52%           4/21/2006          260           260,087
MBNA Master Credit Card Trust 2000-K A             2.18%#          3/17/2008        1,250         1,251,313
Residential Asset Mortgage 2004-RS7 AI1            2.35%#          8/25/2022          831           831,311
Residential Asset Sec. Corp. 2003-KS8 AI1          2.30%#          5/25/2021        1,695         1,696,155
WFS Financial Owner Trust 2003-3 A3B              2.469%#          5/20/2008          882           883,610
                                                                                            ---------------
TOTAL                                                                                             9,375,784
                                                                                            ---------------

CORPORATE BONDS 7.79%
Berkshire Hathaway Financial Corp.+                3.40%            7/2/2007          500           498,744
Burlington Northern Santa Fe                      6.375%          12/15/2005        1,000         1,028,961
Dun & Bradstreet Corp.                            6.625%           3/15/2006          540           556,244
Ford Motor Credit Corp.                           6.875%            2/1/2006        3,065         3,168,070
General Mills, Inc.                               5.125%           2/15/2007          500           515,558
Household Finance Corp.                            5.75%           1/30/2007        1,500         1,569,032
Int'l. Flavors & Fragrances, Inc.                  6.45%           5/15/2006          400           417,132
MeadWestvaco Corp.                                 2.75%           12/1/2005        1,000           997,691
PG&E Corp.                                         3.60%            3/1/2009        1,000           978,484
Time Warner, Inc.                                 6.125%           4/15/2006          750           778,643
UnitedHealth Group, Inc.                          3.375%           8/15/2007          648           642,850
Verizon Global Funding Corp.                       6.75%           12/1/2005          800           829,239
                                                                                            ---------------
TOTAL                                                                                            11,980,648
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 12.79%
Federal National Mortgage Assoc.                   4.75%           2/21/2013        3,657         3,619,808
Federal National Mortgage Assoc.(a)                7.25%           1/15/2010       13,993        16,051,692
                                                                                            ---------------
TOTAL                                                                                            19,671,500
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
COLLATERALIZED MORTGAGE OBLIGATIONS 14.17%
Federal Home Loan Mortgage Corp. 29 FA            2.688%#          3/25/2023           24            23,804

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOV'T AND GOV'T SPONSORED ENTERPRISES FUND NOVEMBER 30,
2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 1209 F           2.625%#          3/15/2007   $      235   $       234,842
Federal Home Loan Mortgage Corp. 1337 F           2.625%#          8/15/2007          407           407,805
Federal Home Loan Mortgage Corp. 1369 F           2.625%#          9/15/2007          270           270,135
Federal Home Loan Mortgage Corp. 1377 F           2.625%#          9/15/2007           73            73,024
Federal Home Loan Mortgage Corp. 1417 FC          3.125%#         11/15/2007        1,228         1,241,355
Federal Home Loan Mortgage Corp. 1537 K            6.00%           6/15/2008          105           104,973
Federal Home Loan Mortgage Corp. 1549 F            6.70%           7/15/2008          368           378,988
Federal Home Loan Mortgage Corp. 1551 JA          2.675%#          7/15/2008           23            23,168
Federal Home Loan Mortgage Corp. 1561 H            6.50%           5/15/2008          112           112,757
Federal Home Loan Mortgage Corp. 1564 H            6.50%           8/15/2008          318           327,668
Federal Home Loan Mortgage Corp. 1594 H            6.00%          10/15/2008          702           724,426
Federal Home Loan Mortgage Corp. 1600 FB           3.33%#         10/15/2008          183           184,276
Federal Home Loan Mortgage Corp. 1604 IA           6.00%           9/15/2008          175           176,116
Federal Home Loan Mortgage Corp. 1606 H            6.00%          11/15/2008          144           148,654
Federal Home Loan Mortgage Corp. 1611 I            6.00%           2/15/2023           14            14,497
Federal Home Loan Mortgage Corp. 1630 FC          2.625%#         10/15/2022           85            84,897
Federal Home Loan Mortgage Corp. 1637 JB          2.575%#          6/15/2023          218           218,080
Federal Home Loan Mortgage Corp. 1660 H            6.50%           1/15/2009           47            49,112
Federal Home Loan Mortgage Corp. 1671 JA          2.525%#          1/15/2024        1,166         1,170,722
Federal Home Loan Mortgage Corp. 1803 AB           6.00%          12/15/2008          884           905,106
Federal Home Loan Mortgage Corp. 2487 FB           2.54%#          7/15/2030          147           147,343
Federal Home Loan Mortgage Corp. 2549 PF           2.39%#          6/15/2027          679           679,855
Federal Home Loan Mortgage Corp. 2605 PH           4.00%           2/15/2007          194           193,972
Federal Home Loan Mortgage Corp. 2640 PA           5.00%           2/15/2011          305           305,561
Federal Home Loan Mortgage Corp. 2643 KG           4.00%           5/15/2018          213           214,646
Federal Home Loan Mortgage Corp. 2644 AH           3.50%           9/15/2010          643           643,291
Federal Home Loan Mortgage Corp. 2649 QA           3.50%           3/15/2010          716           718,756
Federal Home Loan Mortgage Corp. 2656 PA           3.50%           7/15/2018          379           379,365
Federal Home Loan Mortgage Corp. 2668 0A           5.00%           4/15/2011          426           428,263
Federal Home Loan Mortgage Corp. 2684 PA           5.00%           2/15/2010          174           174,917
Federal Home Loan Mortgage Corp. 2690 TA           4.50%           2/15/2011        2,022         2,029,008
Federal Home Loan Mortgage Corp. 2694 QA           2.50%           2/15/2013          150           149,178
Federal National Mortgage Assoc. 1992-12 FA        3.72%#          1/25/2022          249           252,055
Federal National Mortgage Assoc. 1992-141 FA       2.69%#          8/25/2007           18            18,443
Federal National Mortgage Assoc. 1992-151 F       2.688%#          8/25/2007          815           818,325
Federal National Mortgage Assoc. 1992-196 F       2.688%#         11/25/2007          422           419,097
Federal National Mortgage Assoc. 1993-41 PH        6.00%           3/25/2023          364           370,380
Federal National Mortgage Assoc. 1993-93 FC       2.781%#          5/25/2008           73            72,602

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOV'T AND GOV'T SPONSORED ENTERPRISES FUND NOVEMBER 30,
2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc. 1993-93 HA        6.75%           1/25/2008   $        3   $         2,547
Federal National Mortgage Assoc. 1993-138 FG      2.788%#         11/25/2022           13            13,129
Federal National Mortgage Assoc. 1993-196 F       2.638%#         10/25/2008          406           407,457
Federal National Mortgage Assoc. 1993-197 PH       6.00%           7/25/2008          175           176,457
Federal National Mortgage Assoc. 1993-224 PJ       6.50%          11/25/2023          773           775,695
Federal National Mortgage Assoc. 1993-231 M        6.00%          12/25/2008          905           926,092
Federal National Mortgage Assoc. 1994-33 H         6.00%           3/25/2009          408           421,001
Federal National Mortgage Assoc. 1994-89 FA       2.638%#          3/25/2009           74            74,601
Federal National Mortgage Assoc. 1996-54 C         6.00%           9/25/2008          973           978,994
Federal National Mortgage Assoc. 2003-54 TH        3.50%           5/25/2009          236           237,009
Federal National Mortgage Assoc. 2003-81 MG        2.00%          12/25/2016        1,056         1,044,882
Federal National Mortgage Assoc. 2003-84 GA        4.50%           4/25/2009          442           445,863
Federal National Mortgage Assoc. 2003-85 GA        4.50%          11/25/2005          489           489,277
Federal National Mortgage Assoc. 2003-92 BR        5.00%           4/25/2014          802           810,339
Federal National Mortgage Assoc. G93-11 FA        2.588%#         12/25/2008           99            99,120
                                                                                            ---------------
TOTAL                                                                                            21,791,925
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 23.31%
Federal Home Loan Mortgage Corp. Gold              6.50%                 TBA          520           545,025
Federal Home Loan Mortgage Corp. A13484            7.00%            9/1/2033          305           325,194
Federal Home Loan Mortgage Corp. A23265            6.50%            4/1/2034        3,815         4,003,110
Federal Home Loan Mortgage Corp. B13801            4.50%            4/1/2019        3,334         3,314,675
Federal Home Loan Mortgage Corp. B15140            4.50%            6/1/2019        1,166         1,159,210
Federal Home Loan Mortgage Corp. B15591            5.00%            7/1/2019          220           223,199
Federal Home Loan Mortgage Corp. C66164            7.00%            4/1/2032          250           264,783
Federal Home Loan Mortgage Corp. C67868            7.00%            6/1/2032          255           270,785
Federal Home Loan Mortgage Corp. E00565            6.00%            8/1/2013          321           337,585
Federal Home Loan Mortgage Corp. E77065            6.50%            5/1/2014           29            30,702
Federal Home Loan Mortgage Corp. G18002            5.00%            7/1/2019        9,300         9,430,318
Federal Home Loan Mortgage Corp. G18022(b)         5.50%           11/1/2019        5,570         5,750,279
Federal National Mortgage Assoc.                  3.894%#          12/1/2034        2,300         2,313,409
Federal National Mortgage Assoc.                  4.895%#           2/1/2032          162           163,689
Federal National Mortgage Assoc.                   5.50%            9/1/2034        1,177         1,192,441
Federal National Mortgage Assoc.                   6.00%            7/1/2014          220           231,051
Federal National Mortgage Assoc.                   6.19%            9/1/2008          102           108,027
Federal National Mortgage Assoc.                   6.34%            1/1/2008           26            27,699
Federal National Mortgage Assoc.                   6.43%            1/1/2008           27            29,121
Federal National Mortgage Assoc.                   6.50%                 TBA        4,215         4,423,116

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOV'T AND GOV'T SPONSORED ENTERPRISES FUND NOVEMBER 30,
2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                   6.50%           12/1/2007   $       10   $        10,504
Federal National Mortgage Assoc.                   6.50%            4/1/2011           76            80,899
Federal National Mortgage Assoc.                   6.50%            8/1/2013          107           113,529
Federal National Mortgage Assoc.                   6.50%            6/1/2015          118           125,421
Federal National Mortgage Assoc.                   6.50%            6/1/2015          903           959,091
Federal National Mortgage Assoc.                   6.50%            7/1/2030          173           182,277
Federal National Mortgage Assoc.                   6.54%            1/1/2005           28            27,596
Federal National Mortgage Assoc.                   6.62%           10/1/2007           73            77,848
Federal National Mortgage Assoc.                   7.00%            9/1/2028           78            82,864
Federal National Mortgage Assoc.                   7.43%            8/1/2006           55            58,004
                                                                                            ---------------
TOTAL                                                                                            35,861,451
                                                                                            ---------------

PASS-THROUGH AGENCIES 0.25%
Government National Mortgage Assoc.                3.50%#          9/20/2031          113           114,753
Government National Mortgage Assoc.                4.50%#          1/20/2018           49            48,845
Government National Mortgage Assoc.               4.625%#         11/20/2020           35            35,868
Government National Mortgage Assoc.               4.625%#         10/20/2027           32            32,952
Government National Mortgage Assoc.               4.625%#         11/20/2027           25            25,843
Government National Mortgage Assoc.               4.625%#         12/20/2027           31            31,759
Government National Mortgage Assoc.                7.00%           4/15/2028           35            37,538
Government National Mortgage Assoc.                7.50%           2/15/2016           18            18,768
Government National Mortgage Assoc.               10.50%           5/15/2018            2             2,301
Government National Mortgage Assoc.               10.50%           3/15/2019           18            20,507
Government National Mortgage Assoc.               10.50%           9/15/2019            2             2,813
Government National Mortgage Assoc.               10.50%          10/15/2020           11            12,324
                                                                                            ---------------
TOTAL                                                                                               384,271
                                                                                            ---------------

U.S. TREASURY OBLIGATIONS 23.68%
U.S. Treasury Note                                 4.00%           6/15/2009        1,037         1,052,799
U.S. Treasury Note                                 6.50%           2/15/2010       31,330        35,375,987
                                                                                            ---------------
TOTAL                                                                                            36,428,786
                                                                                            ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $135,637,364)                                                 135,494,365
                                                                                            ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
LIMITED DURATION U.S. GOV'T AND GOV'T SPONSORED ENTERPRISES FUND NOVEMBER 30,
2004

                                                                                PRINCIPAL
                                                                                   AMOUNT
INVESTMENTS                                                                         (000)             VALUE
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 13.20%

REPURCHASE AGREEMENT 13.20%

Repurchase Agreement dated 11/30/2004
2.00% due 12/1/2004 with Morgan
Stanley collateralized by
$16,995,000 of Federal National Mortgage
Assoc. at 5.25% due 6/15/2006; value:
$17,542,027; proceeds: $17,604,978                                              $  17,604   $    17,604,000

Repurchase Agreement dated 11/30/2004,
1.61% due 12/1/2004 with State Street
Bank & Trust Co. collateralized by
$2,770,000 of Federal Home Loan Bank
at 3.25% due 12/17/2007; value:
$2,748,358; proceeds: $2,693,375                                                    2,693         2,693,255
                                                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $20,297,255)                                                  20,297,255
                                                                                            ===============
TOTAL INVESTMENTS IN SECURITIES 101.29% (Cost $155,934,619)                                     155,791,620
                                                                                            ===============
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (1.29%)                                           (1,981,005)
                                                                                            ---------------
NET ASSETS 100.00%                                                                          $   153,810,615
                                                                                            ===============

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
   # Variable rate security. The interest rate represents the rate at November
     30, 2004.
 (a) Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2004.
 (b) All (or a portion of) security held as a deposit with brokers for securities sold short.
 TBA To be announced. Securities purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

SECURITIES SOLD SHORT

                                                                                PRINCIPAL
                                                          INTEREST   MATURITY      AMOUNT
GOVERNMENT SPONSORED ENTERPRISE PASS-THROUGHS                 RATE       DATE       (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Gold                         5.00%       TBA   $   1,600   $     1,620,499
Federal Home Loan Mortgage Corp. Gold                         5.50%       TBA       1,690         1,742,285
                                                                                            ---------------
TOTAL (PROCEEDS $3,371,369)                                                                 $     3,362,784
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 92.05%

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS 0.22%
Government National Mortgage
Assoc. 2004-16 BG                                  3.50%           8/20/2028   $    2,036   $     2,039,652
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 7.71%
Federal National Mortgage Assoc.                   4.75%           2/21/2013       68,212        67,518,284
Federal National Mortgage Assoc.(b)                7.25%           1/15/2010        3,281         3,763,711
                                                                                            ---------------
TOTAL                                                                                            71,281,995
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
COLLATERALIZED MORTGAGE OBLIGATIONS 5.40%
Federal Home Loan Mortgage Corp. 24 FD            2.688%#          9/25/2022        2,875         2,878,300
Federal Home Loan Mortgage Corp. 29 FA            2.688%#          3/25/2023          112           111,757
Federal Home Loan Mortgage Corp. 73 G IO        1095.35%(c)       10/15/2020            2             2,359
Federal Home Loan Mortgage Corp. 141 A PO   Zero Coupon             7/1/2022          114           103,798
Federal Home Loan Mortgage Corp. 181 F IO        494.14%(c)        8/15/2021           12            14,358
Federal Home Loan Mortgage Corp. 1020 S IO       900.95%#(c)      12/15/2020            1             1,523
Federal Home Loan Mortgage Corp. 1032 IO        544.714%(c)       12/15/2020            2             2,331
Federal Home Loan Mortgage Corp. 1046 I IO      1009.00%(c)        2/15/2021            1             1,565
Federal Home Loan Mortgage Corp. 1049 N IO      1010.50%(c)        2/15/2021            2             4,563
Federal Home Loan Mortgage Corp. 1058 I IO      1008.50%(c)        4/15/2021            1             1,015
Federal Home Loan Mortgage Corp. 1059 U IO       409.00%(c)        4/15/2021            2             2,115
Federal Home Loan Mortgage Corp. 1066 S IO     1195.607%(c)        4/15/2021            2             4,212
Federal Home Loan Mortgage Corp. 1082 D IO      1007.78%(c)        5/15/2021            5             8,136
Federal Home Loan Mortgage Corp. 1095 A PO  Zero Coupon            6/15/2021          122           121,529
Federal Home Loan Mortgage Corp. 1137 M IO     1185.497%(c)        9/15/2021            1             2,092
Federal Home Loan Mortgage Corp. 1148 F PO  Zero Coupon           10/15/2021          291           290,890
Federal Home Loan Mortgage Corp. 1180 G IO      1008.40%(c)       11/15/2021           --(a)            883
Federal Home Loan Mortgage Corp.
  1200 IB IO                                    1007.00%(c)        2/15/2022           --(a)          1,828
Federal Home Loan Mortgage Corp. 1241 X IO      982.654%(c)        4/15/2022           --(a)          1,560
Federal Home Loan Mortgage Corp. 1363 B PO  Zero Coupon            8/15/2022          300           299,605
Federal Home Loan Mortgage Corp. 1364 A           2.575%#          9/15/2007           14            14,479
Federal Home Loan Mortgage Corp. 1372 C PO  Zero Coupon            9/15/2022          198           177,845
Federal Home Loan Mortgage Corp. 1661 PH           6.25%           9/15/2008          155           155,286
Federal Home Loan Mortgage Corp. 2630 AB           3.00%           6/15/2010        6,864         6,860,287
Federal Home Loan Mortgage Corp. 2630 KG           3.50%          12/15/2008        2,146         2,157,484

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 2634 LA           3.00%           5/15/2012   $    2,319   $     2,317,847
Federal Home Loan Mortgage Corp. 2640 BA           5.00%           3/15/2011        2,110         2,116,369
Federal Home Loan Mortgage Corp. 2640 OA           5.00%           2/15/2011        2,437         2,443,213
Federal Home Loan Mortgage Corp. 2658 PA           3.75%          11/15/2007        4,162         4,180,552
Federal Home Loan Mortgage Corp. 2698 PA           5.00%          10/15/2011        5,330         5,361,543
Federal National Mortgage Assoc. 94 2 IO           9.50%            8/1/2021           48            10,874
Federal National Mortgage Assoc. 133 1 PO   Zero Coupon            4/25/2022           21            18,926
Federal National Mortgage Assoc.
  1991-158 E IO                                 1008.00%#(c)      12/25/2021            1            30,265
Federal National Mortgage Assoc. 1993-86 L         6.75%           6/25/2008        1,797         1,830,734
Federal National Mortgage Assoc. 1994-33 H         6.00%           3/25/2009        5,903         6,093,989
Federal National Mortgage Assoc.
  2003-54 PB                                       4.00%           9/25/2017        1,606         1,613,033
Federal National Mortgage Assoc.
  2003-84 GA                                       4.50%           4/25/2009        3,180         3,210,215
Federal National Mortgage Assoc.
  2003-84 PA                                       5.00%           2/25/2011        1,697         1,702,525
Federal National Mortgage Assoc.
  2003-88 TA                                       2.25%          11/25/2006        5,756         5,744,258
                                                                                            ---------------
TOTAL                                                                                            49,894,143
                                                                                            ---------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 58.38%
Federal Home Loan Mortgage Corp. Gold              5.00%                 TBA       13,895        13,725,648
Federal Home Loan Mortgage Corp. Gold              6.50%                 TBA       22,060        23,128,542
Federal Home Loan Mortgage Corp. A12885            5.00%            8/1/2033        9,575         9,487,230
Federal Home Loan Mortgage Corp. A13484            7.00%            9/1/2033        6,020         6,418,578
Federal Home Loan Mortgage Corp. A21248            5.00%            5/1/2034       26,254        25,968,479
Federal Home Loan Mortgage Corp. A21418            5.00%            5/1/2034       11,172        11,050,848
Federal Home Loan Mortgage Corp. A22366            5.00%            5/1/2034       12,462        12,326,172
Federal Home Loan Mortgage Corp. A23265            6.50%            4/1/2034        2,580         2,707,215
Federal Home Loan Mortgage Corp. B10459            5.50%           10/1/2018        5,510         5,688,891
Federal Home Loan Mortgage Corp. B10496            5.00%           11/1/2018        4,392         4,455,309
Federal Home Loan Mortgage Corp. B10505            5.00%           11/1/2018        6,278         6,368,166
Federal Home Loan Mortgage Corp. B10615            5.00%           11/1/2018        8,254         8,372,821
Federal Home Loan Mortgage Corp. B13178            5.00%            4/1/2019        6,112         6,197,662
Federal Home Loan Mortgage Corp. B13585            4.50%            4/1/2019       10,157        10,098,469
Federal Home Loan Mortgage Corp. B14164            4.50%            5/1/2019       12,545        12,473,247
Federal Home Loan Mortgage Corp. B14216            4.50%            5/1/2019        6,199         6,163,443
Federal Home Loan Mortgage Corp. B14217            4.50%            5/1/2019       17,283        17,183,165
Federal Home Loan Mortgage Corp. B15194            5.00%            6/1/2019        2,997         3,039,056
Federal Home Loan Mortgage Corp. B15283            4.50%            6/1/2019        5,787         5,753,473
Federal Home Loan Mortgage Corp. B15328            5.00%            6/1/2019        2,684         2,722,206
Federal Home Loan Mortgage Corp. B15480            5.00%            7/1/2019        6,901         6,998,419

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                               INTEREST             MATURITY       AMOUNT
INVESTMENTS                                        RATE                 DATE        (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. B15485            5.00%            6/1/2019   $      994   $     1,008,399
Federal Home Loan Mortgage Corp. B15593            5.50%            7/1/2019       23,495        24,255,439
Federal Home Loan Mortgage Corp. B16052            5.00%            8/1/2019          287           291,371
Federal Home Loan Mortgage Corp. C01329            7.00%            3/1/2032        1,246         1,321,798
Federal Home Loan Mortgage Corp. C01345            7.00%            4/1/2032        4,403         4,671,036
Federal Home Loan Mortgage Corp. C01367            7.00%            5/1/2032        1,572         1,667,552
Federal Home Loan Mortgage Corp. E01641            4.50%            5/1/2019       15,396        15,307,318
Federal Home Loan Mortgage Corp. E98967            5.00%            9/1/2018        8,063         8,179,608
Federal Home Loan Mortgage Corp. E99132            5.00%            9/1/2018        9,268         9,401,838
Federal Home Loan Mortgage Corp. E99896            5.00%           10/1/2018        3,898         3,953,769
Federal Home Loan Mortgage Corp. G01658            5.00%            2/1/2034       13,964        13,836,464
Federal Home Loan Mortgage Corp. G01742            6.50%            9/1/2034       30,000        31,480,092
Federal Home Loan Mortgage Corp. G18002            5.00%            7/1/2019       10,810        10,962,256
Federal Home Loan Mortgage Corp. G18009            5.00%            9/1/2019        4,032         4,088,193
Federal Home Mortgage Loan Corp. B16574            5.00%            9/1/2019          272           276,172
Federal Home Mortgage Loan Corp. B16626            5.00%            9/1/2019        4,287         4,347,212
Federal Home Mortgage Loan Corp. B16762            5.00%            9/1/2019        5,915         5,998,236
Federal National Mortgage Assoc.                   5.50%                 TBA       20,000        20,231,240
Federal National Mortgage Assoc.                   6.50%                 TBA       67,000        70,308,125
Federal National Mortgage Assoc.                  3.894%#          12/1/2034        7,280         7,322,442
Federal National Mortgage Assoc.                   5.50%           11/1/2025        1,651         1,670,455
Federal National Mortgage Assoc.                   5.50%            3/1/2034       35,568        36,025,609
Federal National Mortgage Assoc.                   5.50%            3/1/2034       37,806        38,292,176
Federal National Mortgage Assoc.                   5.50%            5/1/2034       15,879        16,082,948
Federal National Mortgage Assoc.                   5.50%            7/1/2034        5,710         5,783,107
Federal National Mortgage Assoc.                  6.715%           10/1/2005        2,576         2,608,999
                                                                                            ---------------
TOTAL                                                                                           539,698,893
                                                                                            ---------------

PASS-THROUGH AGENCIES 0.44%
Federal National Mortgage Assoc.                   7.00%           8/15/2027        3,790         4,041,088
                                                                                            ---------------

U.S. TREASURY OBLIGATIONS 19.90%
U.S. Treasury Bond                                 5.25%           2/15/2029       62,406        63,827,234
U.S. Treasury Note                                 4.00%           6/15/2009       12,279        12,466,070
U.S. Treasury Note(d)                             4.875%           2/15/2012       53,897        56,511,867
U.S. Treasury Strips                        Zero Coupon            8/15/2020       88,675        39,656,524
U.S. Treasury Strips                        Zero Coupon           11/15/2027       38,680        11,537,200
                                                                                            ---------------
TOTAL                                                                                           183,998,895
                                                                                            ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $842,229,605)                                                 850,954,666
                                                                                            ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2004

                                                                                PRINCIPAL
                                                                                   AMOUNT
INVESTMENTS                                                                         (000)             VALUE
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 21.00%

REPURCHASE AGREEMENT 21.00%

Repurchase Agreement dated 11/30/2004,
2.00% due 12/1/2004 with Morgan
Stanley collateralized by $101,700,000
of Federal Home Loan Mortgage Corp.
at 3.625% due 9/15/2008 and
$93,995,000 of Federal Home Loan
Bank from 1.70% to 4.00% due
from 12/17/2004 to 7/16/2018; value:
$194,776,496; proceeds: $192,060,669                                           $  192,050   $   192,050,000

Repurchase Agreement dated 11/30/2004,
1.61% due 12/1/2004 with State Street
Bank & Trust Co. collateralized by
$2,110,000 of Federal Home Loan Bank
at zero coupon due 5/24/2005; value:
$2,084,944; proceeds: $2,039,735                                                    2,040         2,039,644
                                                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $194,089,644)                                                194,089,644
                                                                                            ===============
TOTAL INVESTMENTS IN SECURITIES 113.05% (Cost $1,036,319,249)                                 1,045,044,310
                                                                                            ===============
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (13.05%)                                        (120,664,345)
                                                                                            ---------------
NET ASSETS 100.00%                                                                          $   924,379,965
                                                                                            ===============

   # Variable rate security. The interest rate represents the rate at November
     30, 2004.
 (a) Amount represents less than $1,000.
 (b) Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2004.
 (c) IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount therefore appear unusually large.
 (d) All (or a portion of) security held as a deposit with brokers for securities sold short.
  IO Interest Only.
  PO Principal Only.
 TBA To be announced. Securities purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

SECURITIES SOLD SHORT

                                                                                PRINCIPAL
                                                          INTEREST   MATURITY      AMOUNT
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS                RATE       DATE       (000)             VALUE
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Gold                         5.00%       TBA   $  18,835   $    19,076,314
Federal Home Loan Mortgage Corp. Gold                         5.50%       TBA       5,350         5,515,518
                                                                                            ---------------
TOTAL (Proceeds $24,679,258)                                                                $    24,591,832
                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                                BALANCED       CONVERTIBLE
                                                                                    FUND              FUND
ASSETS:
   Investment in securities, at cost                                     $   781,718,625   $   178,197,960
----------------------------------------------------------------------------------------------------------
   Investment in securities, at value                                    $   838,079,325   $   187,764,257
   Repurchase agreement, at cost and value                                    32,954,503                 -
   Receivables:
     Interest and dividends                                                        1,474           882,094
     Investment securities sold                                                        -           881,214
     Capital shares sold                                                       2,197,675         1,286,400
     From affiliates                                                             302,117                 -
   Prepaid expenses and other assets                                              29,876             6,688
----------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                              873,564,970       190,820,653
==========================================================================================================
LIABILITIES:
   Payables:
     Investment securities purchased                                                   -           655,628
     Capital shares reacquired                                                   501,703           660,093
     Management fee                                                                    -           103,641
     12b-1 distribution fees                                                     326,774            90,969
     Fund administration                                                               -             5,922
     Trustees' fees                                                                  893               436
     To bank                                                                           -         2,047,543
   Accrued expenses and other liabilities                                        222,998            54,408
----------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                           1,052,368         3,618,640
==========================================================================================================
NET ASSETS                                                               $   872,512,602   $   187,202,013
==========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   805,192,340   $   180,071,781
Undistributed net investment income                                            3,489,955         1,051,652
Accumulated net realized gain (loss) on investments                            7,469,607        (3,487,717)
Net unrealized appreciation on investments                                    56,360,700         9,566,297
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $   872,512,602   $   187,202,013
==========================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $   704,342,417   $    87,705,709
Class B Shares                                                           $    84,783,038   $    14,919,855
Class C Shares                                                           $    82,231,677   $    70,591,843
Class P Shares                                                           $       714,594   $       109,910
Class Y Shares                                                           $       440,876   $    13,874,696
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                                61,094,037         7,810,405
Class B Shares                                                                 7,359,491         1,332,825
Class C Shares                                                                 7,145,355         6,310,643
Class P Shares                                                                    62,088             9,765
Class Y Shares                                                                    38,227         1,231,640
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $         11.53   $         11.23
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75% and
     4.75%, respectively)                                                $         12.23   $         11.79
Class B Shares-Net asset value                                           $         11.52   $         11.19
Class C Shares-Net asset value                                           $         11.51   $         11.19
Class P Shares-Net asset value                                           $         11.51   $         11.26
Class Y Shares-Net asset value                                           $         11.53   $         11.27
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
NOVEMBER 30, 2004

                                                                                          LIMITED DURATION
                                                                                        U.S. GOV'T & GOV'T     U.S. GOV'T & GOV'T
                                                                         HIGH YIELD              SPONSORED              SPONSORED
                                                                               FUND       ENTERPRISES FUND       ENTERPRISES FUND
ASSETS:
   Investment in securities, at cost                                $   196,491,898    $       132,265,995    $       817,550,347
---------------------------------------------------------------------------------------------------------------------------------
   Investment in securities, at value                               $   207,007,741    $       132,131,580    $       826,362,834
   Repurchase agreement, at cost and value                                1,415,451             20,297,255            194,089,644
   Deposits with brokers for securities sold short                                -              3,362,784             24,591,832
   Cash                                                                           -                      -                      -
   Foreign cash, at value (cost $197,846)                                   203,386                      -                      -
   Receivables:
     Interest and dividends                                               4,417,252              1,474,607              4,976,167
     Investment securities sold                                           1,926,624              6,066,809             41,936,824
     Capital shares sold                                                    345,303                345,511                 71,227
   Prepaid expenses and other assets                                          5,874                  9,374                  4,522
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                         215,321,631            163,687,920          1,092,033,050
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities sold short at fair value                                            -              3,362,784             24,591,832
   Payables:
     Investment securities purchased                                      3,378,907              5,798,714            136,904,038
     Capital shares reacquired                                              231,566                196,847                964,910
     Management fee                                                         102,187                 57,579                382,608
     12b-1 distribution fees                                                118,005                 80,469                353,743
     Fund administration                                                      6,869                  5,123                 30,644
     Trustees' fees                                                             976                    329              1,096,603
     To bank                                                                125,000                      -                      -
     Variation margin                                                             -                      -                 26,531
   Dividends payable                                                              -                336,728              2,619,827
   Accrued expenses and other liabilities                                    69,221                 38,732                682,349
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                      4,032,731              9,877,305            167,653,085
=================================================================================================================================
NET ASSETS                                                          $   211,288,900    $       153,810,615    $       924,379,965
=================================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   204,105,626    $       159,536,546    $     1,061,757,186
Undistributed (distributions in
   excess of) net investment income                                         380,712                (10,640)            (3,066,081)
Accumulated net realized loss on investments
   and futures and foreign currency related transactions                 (3,719,993)            (5,580,876)          (143,399,017)
Net unrealized appreciation (depreciation) on
   investments and futures and translation of assets
   and liabilities denominated in foreign currencies                     10,522,555               (134,415)             9,087,877
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $   211,288,900    $       153,810,615    $       924,379,965
=================================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                      $   111,006,550    $        88,690,200    $       790,672,177
Class B Shares                                                      $    49,635,213    $         6,694,690    $        58,786,504
Class C Shares                                                      $    45,815,911    $        58,130,499    $        73,675,802
Class P Shares                                                      $         1,322                      -                      -
Class Y Shares                                                      $     4,829,904    $           295,226    $         1,245,482
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                           13,234,025             20,126,534            303,692,473
Class B Shares                                                            5,934,771              1,516,356             22,586,887
Class C Shares                                                            5,479,487             13,105,566             28,201,306
Class P Shares                                                              157.630                      -                      -
Class Y Shares                                                              577,318                 67,001                478,299
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                      $          8.39    $              4.41    $              2.60
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 4.75%, 3.25% and
     4.75%, respectively)                                           $          8.81    $              4.56    $              2.73
Class B Shares-Net asset value                                      $          8.36    $              4.41    $              2.60
Class C Shares-Net asset value                                      $          8.36    $              4.44    $              2.61
Class P Shares-Net asset value                                      $          8.39                      -                      -
Class Y Shares-Net asset value                                      $          8.37    $              4.41    $              2.60
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                BALANCED       CONVERTIBLE
                                                                                    FUND              FUND
INVESTMENT INCOME:
Dividends                                                                $    25,578,937   $     1,797,168
Interest                                                                         190,341           223,588
Foreign withholding tax                                                                -            (1,418)
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       25,769,278         2,019,338
----------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                 1,957,214           957,431
12b-1 distribution plan-Class A                                                2,043,119           258,329
12b-1 distribution plan-Class B                                                  694,039           115,204
12b-1 distribution plan-Class C                                                  626,516           524,264
12b-1 distribution plan-Class P                                                    1,092               241
Shareholder servicing                                                          1,015,826           162,106
Professional                                                                      69,003            29,453
Reports to shareholders                                                           91,110            24,774
Fund administration                                                               56,264            54,710
Custody                                                                           23,871            13,516
Trustees' fees                                                                    12,342             1,283
Registration                                                                     102,857            49,754
Offering                                                                               -            45,655
Other                                                                             67,686             3,331
----------------------------------------------------------------------------------------------------------
Gross expenses                                                                 6,760,939         2,240,051
   Expense reductions                                                             (4,765)           (4,248)
   Expenses assumed by advisor                                                         -           (99,003)
   Expenses assumed by Underlying Funds                                       (1,377,930)                -
   Management fee waived                                                      (1,957,214)                -
----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                   3,421,030         2,136,800
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  22,348,248          (117,462)
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Capital gains received from Underlying Funds                                   7,592,456                 -
Net realized gain on investments                                                      74            28,576
Net change in unrealized appreciation (depreciation)
   on investments                                                             48,861,914         7,473,326
==========================================================================================================
NET REALIZED AND UNREALIZED GAIN                                              56,454,444         7,501,902
==========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $    78,802,692   $     7,384,440
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                          LIMITED DURATION
                                                                                        U.S. GOV'T & GOV'T     U.S. GOV'T & GOV'T
                                                                         HIGH YIELD              SPONSORED              SPONSORED
                                                                               FUND       ENTERPRISES FUND       ENTERPRISES FUND
INVESTMENT INCOME:
Dividends                                                           $       515,345    $                 -    $                 -
Interest                                                                 16,937,090              5,252,067             37,587,032
Securities lending-net                                                            -                      -                 70,661
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  17,452,435              5,252,067             37,657,693
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                            1,249,615                853,826              5,035,358
12b-1 distribution plan-Class A                                             422,629                378,305              3,124,194
12b-1 distribution plan-Class B                                             488,445                 54,441                680,681
12b-1 distribution plan-Class C                                             486,840                698,803                802,316
12b-1 distribution plan-Class P                                                   6                      -                      -
Shareholder servicing                                                       243,345                226,499              1,579,498
Professional                                                                 33,518                 31,120                 86,563
Reports to shareholders                                                      19,752                 17,246                162,732
Fund administration                                                          83,308                 68,306                402,829
Custody                                                                      18,841                 22,993                 62,056
Trustees' fees                                                                7,248                  5,512                 26,598
Registration                                                                 68,979                 44,190                 61,939
Other                                                                        14,600                 10,906                 11,173
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                            3,137,126              2,412,147             12,035,937
   Expense reductions                                                        (1,983)                (1,297)                (9,117)
---------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                              3,135,143              2,410,850             12,026,820
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    14,317,292              2,841,217             25,630,873
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments,
   futures contracts and foreign
   currency related transactions                                          7,817,320               (269,630)             9,597,686
Net change in unrealized appreciation
   (depreciation) on investments,
   futures contracts and translation of
   assets and liabilites denominated in
   foreign currencies                                                    (1,243,736)              (249,020)               867,978
=================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)                                   6,573,584               (518,650)            10,465,664
=================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  $    20,890,876    $         2,322,567    $        36,096,537
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                BALANCED       CONVERTIBLE
INCREASE IN NET ASSETS                                                              FUND              FUND
OPERATIONS:
Net investment income (loss)                                             $    22,348,248   $      (117,462)
Capital gains received from Underlying Funds                                   7,592,456                 -
Net realized gain on investments                                                      74            28,576
Net change in unrealized appreciation (depreciation)
   on investments                                                             48,861,914         7,473,326
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          78,802,692         7,384,440
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                   (16,241,910)       (1,298,289)
   Class B                                                                    (1,613,751)         (160,315)
   Class C                                                                    (1,459,210)         (727,096)
   Class P                                                                        (6,746)             (811)
   Class Y                                                                          (954)         (139,001)
Net realized gain
   Class A                                                                       (31,861)          (91,565)
   Class B                                                                        (4,084)          (20,651)
   Class C                                                                        (3,368)          (73,517)
   Class P                                                                            (3)              (34)
   Class Y                                                                             -            (4,315)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (19,361,887)       (2,515,594)
==========================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            380,864,497       157,305,594
Reinvestment of distributions                                                 18,109,561         1,495,227
Cost of shares reacquired                                                    (80,227,040)      (27,771,148)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                 318,747,018       131,029,673
==========================================================================================================
NET INCREASE IN NET ASSETS                                                   378,187,823       135,898,519
==========================================================================================================
NET ASSETS:
Beginning of year                                                            494,324,779        51,303,494
==========================================================================================================
END OF YEAR                                                              $   872,512,602   $   187,202,013
==========================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                                 $     3,489,955   $     1,051,652
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                          LIMITED DURATION
                                                                                        U.S. GOV'T & GOV'T     U.S. GOV'T & GOV'T
                                                                         HIGH YIELD              SPONSORED              SPONSORED
DECREASE IN NET ASSETS                                                         FUND       ENTERPRISES FUND       ENTERPRISES FUND
OPERATIONS:
Net investment income                                               $    14,317,292    $         2,841,217    $        25,630,873
Net realized gain (loss) on investments, futures
   contracts and foreign currency related
   transactions                                                           7,817,320               (269,630)             9,597,686
Net change in unrealized appreciation
   (depreciation) on investments and futures
   contracts and translation of assets and
   liabilities denominated in foreign currencies                         (1,243,736)              (249,020)               867,978
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                            20,890,876              2,322,567             36,096,537
=================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                               (8,105,821)            (2,774,734)           (32,027,690)
   Class B                                                               (3,374,804)              (127,376)            (2,073,580)
   Class C                                                               (3,411,712)            (1,605,729)            (2,452,558)
   Class P                                                                      (92)                     -                      -
   Class Y                                                                 (209,005)                (1,146)                (5,290)
Net realized gain
   Class A                                                                        -             (1,200,353)                     -
   Class B                                                                        -                (35,421)                     -
   Class C                                                                        -               (972,433)                     -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (15,101,434)            (6,717,192)           (36,559,118)
=================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                        68,026,904             70,560,045             43,741,507
Reinvestment of distributions                                             8,986,347              4,084,785             24,848,545
Cost of shares reacquired                                               (89,984,902)          (114,189,074)          (241,081,973)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                      (12,971,651)           (39,544,244)          (172,491,921)
=================================================================================================================================
NET DECREASE IN NET ASSETS                                               (7,182,209)           (43,938,869)          (172,954,502)
=================================================================================================================================
NET ASSETS:
Beginning of year                                                       218,471,109            197,749,484          1,097,334,467
---------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                         $   211,288,900    $       153,810,615    $       924,379,965
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN
   EXCESS OF) NET INVESTMENT INCOME                                 $       380,712    $           (10,640)   $        (3,066,081)
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                BALANCED       CONVERTIBLE
INCREASE IN NET ASSETS                                                              FUND             FUND*
OPERATIONS:
Net investment income                                                    $    10,263,373   $        81,331
Capital gains received from Underlying Funds                                      39,067                 -
Net realized gain on investments                                                       -            50,398
Net change in unrealized appreciation/depreciation on investments             38,849,938         2,092,971
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          49,152,378         2,224,700
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                    (7,569,783)          (17,650)
   Class B                                                                    (1,032,825)           (4,361)
   Class C                                                                      (774,912)          (13,522)
   Class P                                                                          (174)              (10)
   Class Y                                                                             -               (19)
Net realized gain
   Class A                                                                    (2,749,781)                -
   Class B                                                                      (512,981)                -
   Class C                                                                      (416,871)                -
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (13,057,327)          (35,562)
==========================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            285,106,739        49,586,654
Reinvestment of distributions                                                 12,206,477            17,874
Cost of shares reacquired                                                    (46,594,756)         (490,172)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                   250,718,460        49,114,356
==========================================================================================================
NET INCREASE IN NET ASSETS                                                   286,813,511        51,303,494
==========================================================================================================
NET ASSETS:
Beginning of period                                                          207,511,268                 -
----------------------------------------------------------------------------------------------------------
END OF PERIOD                                                            $   494,324,779   $    51,303,494
==========================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                      $       512,633   $       284,681
==========================================================================================================

*For the period June 23, 2003 (commencement of investment operations) to November 30, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                          LIMITED DURATION
                                                                                        U.S. GOV'T & GOV'T     U.S. GOV'T & GOV'T
                                                                         HIGH YIELD              SPONSORED              SPONSORED
INCREASE (DECREASE) IN NET ASSETS                                              FUND       ENTERPRISES FUND       ENTERPRISES FUND
OPERATIONS:
Net investment income                                               $    15,109,247    $         1,906,579    $        20,265,892
Net realized gain on investments, futures
   contracts and foreign currency related
   transactions                                                           4,902,602              2,115,886             28,331,862
Net change in unrealized appreciation
   (depreciation) on investments and futures
   contracts and translation of assets and
   liabilities denominated in foreign currencies                         16,079,009             (1,168,193)           (16,581,456)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     36,090,858              2,854,272             32,016,298
=================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                               (7,806,138)            (2,748,880)           (40,660,565)
   Class B                                                               (3,109,232)               (11,533)            (3,142,010)
   Class C                                                               (4,011,454)            (1,628,408)            (3,396,523)
   Class P                                                                      (81)                     -                      -
   Class Y                                                                 (165,925)                     -                      -
Net realized gain
   Class A                                                                        -                (93,417)                     -
   Class C                                                                        -                (80,226)                     -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (15,092,830)            (4,562,464)           (47,199,098)
=================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       151,124,995            190,678,162            161,992,279
Reinvestment of distributions                                             7,575,253              2,621,741             31,711,608
Cost of shares reacquired                                              (100,736,564)          (120,734,142)          (388,269,710)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                             57,963,684             72,565,761           (194,565,823)
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                    78,961,712             70,857,569           (209,748,623)
=================================================================================================================================
NET ASSETS:
Beginning of year                                                       139,509,397            126,891,915          1,307,083,090
---------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                         $   218,471,109    $       197,749,484    $     1,097,334,467
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                            $       682,182    $            (2,270)   $        (4,114,405)
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BALANCED FUND

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
                                                                      2004          2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                 $    10.58    $     9.67   $    10.80   $    11.64   $    12.34
                                                                   ==========    ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(b)                                                .37           .35          .42          .52          .58

  Net realized and unrealized gain (loss)                                 .91          1.04        (1.14)        (.26)        (.01)
                                                                   ----------    ----------   ----------   ----------   ----------
    Total from investment operations                                     1.28          1.39         (.72)         .26          .57
                                                                   ----------    ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                  (.33)         (.32)        (.41)        (.56)        (.60)

  Paid-in capital                                                           -             -            -         (.05)           -

  Net realized gain                                                         -(e)       (.16)           -         (.49)        (.67)
                                                                   ----------    ----------   ----------   ----------   ----------

    Total distributions                                                  (.33)         (.48)        (.41)       (1.10)       (1.27)
                                                                   ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                       $    11.53    $    10.58   $     9.67   $    10.80   $    11.64
                                                                   ==========    ==========   ==========   ==========   ==========

Total Return(c)                                                         12.29%        15.19%       (6.76)%       2.24%        4.85%

RATIOS TO AVERAGE NET ASSETS*:

  Expenses, including waiver and
    expense reductions                                                    .37%          .40%         .38%         .32%         .36%

  Expenses, excluding waiver and
    expense reductions                                                    .80%         1.40%        1.39%        1.47%        1.51%

  Net investment income                                                  3.35%         3.50%        4.19%        4.72%        4.94%

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
SUPPLEMENTAL DATA:                                                    2004          2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                    $  704,342    $  399,266   $  154,128   $   98,032   $   75,360

  Portfolio turnover rate                                                 .00%          .00%         .00%       30.69%        3.86%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
                                                                      2004          2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                 $    10.57    $     9.67   $    10.79   $    11.63   $    12.32
                                                                   ==========    ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(b)                                                .30           .28          .36          .46          .53

  Net realized and unrealized gain (loss)                                 .91          1.05        (1.14)        (.28)        (.04)
                                                                   ----------    ----------   ----------   ----------   ----------

    Total from investment operations                                     1.21          1.33         (.78)         .18          .49
                                                                   ----------    ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                  (.26)         (.27)        (.34)        (.48)        (.51)

  Paid-in capital                                                           -             -            -         (.05)           -

  Net realized gain                                                         -(e)       (.16)           -         (.49)        (.67)
                                                                   ----------    ----------   ----------   ----------   ----------

    Total distributions                                                  (.26)         (.43)        (.34)       (1.02)       (1.18)
                                                                   ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                       $    11.52    $    10.57   $     9.67   $    10.79   $    11.63
                                                                   ==========    ==========   ==========   ==========   ==========

Total Return(c)                                                         11.64%        14.40%       (7.32)%       1.54%        4.22%

RATIOS TO AVERAGE NET ASSETS*:

  Expenses, including waiver and
    expense reductions                                                   1.01%         1.04%        1.00%        1.00%        1.00%

  Expenses, excluding waiver and
    expense reductions                                                   1.50%         2.04%        2.01%        2.15%        2.15%

  Net investment income                                                  2.68%         2.86%        3.57%        4.16%        4.52%

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
SUPPLEMENTAL DATA:                                                    2004          2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                    $   84,783    $   52,943   $   29,415   $   22,837   $   15,527

  Portfolio turnover rate                                                 .00%          .00%         .00%       30.69%        3.86%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
                                                                      2004          2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                 $    10.56    $     9.66   $    10.80   $    11.61   $    12.31
                                                                   ==========    ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(b)                                                .30           .28          .36          .45          .50

  Net realized and unrealized gain (loss)                                 .92          1.05        (1.14)        (.24)        (.02)
                                                                   ----------    ----------   ----------   ----------   ----------

    Total from investment operations                                     1.22          1.33         (.78)         .21          .48
                                                                   ----------    ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                  (.27)         (.27)        (.36)        (.48)        (.51)

  Paid-in capital                                                           -             -            -         (.05)           -

  Net realized gain                                                         -(e)       (.16)           -         (.49)        (.67)
                                                                   ----------    ----------   ----------   ----------   ----------

    Total distributions                                                  (.27)         (.43)        (.36)       (1.02)       (1.18)
                                                                   ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                       $    11.51    $    10.56   $     9.66   $    10.80   $    11.61
                                                                   ==========    ==========   ==========   ==========   ==========

Total Return(c)                                                         11.68%        14.39%       (7.33)%       1.81%        4.12%

RATIOS TO AVERAGE NET ASSETS*:

  Expenses, including waiver and
    expense reductions                                                   1.01%         1.04%         .98%         .82%        1.00%

  Expenses, excluding waiver and
    expense reductions                                                   1.49%         2.04%        1.99%        1.97%        2.15%

  Net investment income                                                  2.75%         2.86%        3.59%        4.10%        4.28%

                                                                                           YEAR ENDED 11/30
                                                                   ---------------------------------------------------------------
SUPPLEMENTAL DATA:                                                    2004          2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                    $   82,232    $   42,090   $   23,968   $   19,835   $   15,778

  Portfolio turnover rate                                                 .00%          .00%         .00%       30.69%        3.86%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                                             12/31/2002(a)
                                                                            YEAR ENDED            TO
                                                                            11/30/2004        11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.57    $          9.15
                                                                         ===============    ===============

Investment operations:

  Net investment income(b)                                                           .51                .34

  Net realized and unrealized gain                                                   .76               1.34
                                                                         ---------------    ---------------

    Total from investment operations                                                1.27               1.68
                                                                         ---------------    ---------------

Distributions to shareholders from:

  Net investment income                                                             (.33)              (.26)

  Net realized gain                                                                    -(e)               -
                                                                         ---------------    ---------------

    Total distributions                                                             (.33)              (.26)
                                                                         ---------------    ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.51    $         10.57
                                                                         ===============    ===============

Total Return(c)                                                                    12.21%             18.69%(d)

RATIOS TO AVERAGE NET ASSETS*:

  Expenses, including waiver and expense reductions                                  .45%               .45%(d)+

  Expenses, excluding waiver and expense reductions                                  .83%              1.36%(d)+

  Net investment income                                                             4.63%              3.12%(d)+

                                                                                             12/31/2002(c)
                                                                           YEAR ENDED             TO
SUPPLEMENTAL DATA:                                                         11/30/2004         11/30/2003
-----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $           715    $            26

  Portfolio turnover rate                                                            .00%               .00%
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
BALANCED FUND

                                                                        10/20/2004(a)
                                                                             TO
                                                                         11/30/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      11.01
                                                                         ============

Investment operations

  Net investment income(b)                                                        .14

  Net realized and unrealized gain                                                .41
                                                                         ------------

    Total from investment operations                                              .55
                                                                         ------------

Distributions to shareholders from:

  Net investment income                                                          (.03)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $      11.53
                                                                         ============

Total Return(c)                                                                  4.95%(d)

RATIOS TO AVERAGE NET ASSETS*:

  Expenses, including waiver and expense reductions                               .00%*(d)

  Expenses, excluding waiver and expense reductions                               .05%*(d)

  Net investment income                                                          1.23%(d)

                                                                        10/20/2004(a)
                                                                             TO
SUPPLEMENTAL DATA:                                                         11/30/2004
-------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        441

  Portfolio turnover rate                                                         .00%
=====================================================================================

* Does not include expenses of the underlying funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
CONVERTIBLE FUND

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
                                                                            11/30/2004       11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.76   $         10.00
                                                                         ===============   ===============

  Unrealized depreciation on investments                                                              (.02)
                                                                                           ---------------

NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                       $          9.98
                                                                                           ===============

Investment operations:

  Net investment income(b)                                                           .02               .05

  Net realized and unrealized gain                                                   .71               .75
                                                                         ---------------   ---------------

    Total from investment operations                                                 .73               .80
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.23)             (.02)

  Net realized gain                                                                 (.03)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.26)             (.02)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.23   $         10.76
                                                                         ===============   ===============

Total Return(c)                                                                                       (.20)%(d)(e)

Total Return(c)                                                                     6.94%             7.99%(d)(f)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.28%              .56%(d)+

  Expenses, excluding waiver and expense reductions                                 1.36%             1.12%(d)+

  Net investment income                                                              .19%              .50%(d)+

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                          11/30/2004        11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        87,706   $        24,445

  Portfolio turnover rate                                                          80.60%            44.97%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                                            6/23/2003(a)
                                                                            YEAR ENDED           TO
                                                                            11/30/2004       11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.73   $         10.00
                                                                         ===============   ===============

  Unrealized depreciation on investments                                                              (.02)
                                                                                           ---------------

NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                       $          9.98
                                                                                           ===============

Investment operations:

  Net investment income (loss)(b)                                                   (.05)              .02

  Net realized and unrealized gain                                                   .70               .74
                                                                         ---------------   ---------------

    Total from investment operations                                                 .65               .76
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.16)             (.01)

  Net realized gain                                                                 (.03)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.19)             (.01)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.19   $         10.73
                                                                         ===============   ===============

Total Return(c)                                                                                       (.20)%(d)(e)

Total Return(c)                                                                     6.20%             7.64%(d)(f)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.90%              .84%(d)+

  Expenses, excluding waiver and expense reductions                                 1.98%             1.42%(d)+

  Net investment income (loss)                                                      (.42)%             .22%(d)+

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                          11/30/2004       11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        14,920   $         5,860

  Portfolio turnover rate                                                          80.60%            44.97%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
                                                                            11/30/2004        11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.73   $         10.00
                                                                         ===============   ===============

  Unrealized depreciation on investments                                                              (.02)
                                                                                           ---------------

NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                       $          9.98
                                                                                           ===============

Investment operations:

  Net investment income (loss)(b)                                                   (.05)              .02

  Net realized and unrealized gain                                                   .71               .74
                                                                         ---------------   ---------------

    Total from investment operations                                                 .66               .76
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.17)             (.01)

  Net realized gain                                                                 (.03)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.20)             (.01)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.19   $         10.73
                                                                         ===============   ===============

Total Return(c)                                                                                       (.20)%(d)(e)

Total Return(c)                                                                     6.25%             7.66%(d)(f)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.90%              .84%(d)+

  Expenses, excluding waiver and expense reductions                                 1.98%             1.42%(d)+

  Net investment income (loss)                                                      (.43)%             .22%(d)+

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                          11/30/2004        11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        70,592   $        19,952

  Portfolio turnover rate                                                          80.60%            44.97%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
                                                                            11/30/2004        11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.78   $         10.00
                                                                         ===============   ===============

  Unrealized depreciation on investments                                                              (.02)
                                                                                           ---------------

NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                       $          9.98
                                                                                           ===============

Investment operations:

  Net investment income(b)                                                           .02               .04

  Net realized and unrealized gain                                                   .70               .77
                                                                         ---------------   ---------------

    Total from investment operations                                                 .72               .81
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.21)             (.01)

  Net realized gain                                                                 (.03)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.24)             (.01)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.26   $         10.78
                                                                         ===============   ===============

Total Return(c)                                                                                       (.20)%(d)(e)

Total Return(c)                                                                     6.87%             8.13%(d)(f)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.37%              .60%(d)+

  Expenses, excluding waiver and expense reductions                                 1.44%             1.18%(d)+

  Net investment income                                                              .22%              .45%(d)+

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                          11/30/2004        11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $           110   $            11

  Portfolio turnover rate                                                          80.60%            44.97%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
CONVERTIBLE FUND

                                                                                             6/23/2003(a)
                                                                            YEAR ENDED           TO
                                                                            11/30/2004        11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $         10.79   $         10.00
                                                                         ===============   ===============

  Unrealized depreciation on investments                                                              (.02)
                                                                                           ---------------

NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                             $    9.98
                                                                                           ===============

Investment operations:

  Net investment income(b)                                                           .06               .02

  Net realized and unrealized gain                                                   .72               .81
                                                                         ---------------   ---------------

    Total from investment operations                                                 .78               .83
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.27)             (.02)

  Net realized gain                                                                 (.03)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.30)             (.02)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $         11.27   $         10.79
                                                                         ===============   ===============

Total Return(c)                                                                                       (.20)%(d)(e)

Total Return(c)                                                                     7.36%             8.32%(d)(f)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                  .93%              .41%(d)+

  Expenses, excluding waiver and expense reductions                                  .99%             1.02%(d)+

  Net investment income                                                              .55%              .65%(d)+

                                                                                             6/23/2003(a)
                                                                           YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                         11/30/2004        11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        13,874   $         1,035

  Portfolio turnover rate                                                          80.60%            44.97%
==========================================================================================================

+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 6/30/2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 11/30/2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
                                                                       2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                  $     8.15   $     7.34   $     8.25   $     8.39   $     9.72
                                                                    ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(a)                                                 .58          .62          .69          .79          .85

  Net realized and unrealized gain (loss)                                  .27          .82         (.83)        (.04)       (1.25)
                                                                    ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                       .85         1.44         (.14)         .75         (.40)
                                                                    ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                   (.61)        (.63)        (.73)        (.82)        (.93)

  Paid-in capital                                                            -            -         (.04)        (.07)           -
                                                                    ----------   ----------   ----------   ----------   ----------

    Total distributions                                                   (.61)        (.63)        (.77)        (.89)        (.93)
                                                                    ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                        $     8.39   $     8.15   $     7.34   $     8.25   $     8.39
                                                                    ==========   ==========   ==========   ==========   ==========

Total Return(b)                                                          10.97%       20.51%       (1.66)%       9.14%       (4.60)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and
    expense reductions                                                    1.23%        1.22%        1.26%        1.33%         .86%

  Expenses, excluding waiver and
    expense reductions                                                    1.23%        1.22%        1.26%        1.34%        1.37%

  Net investment income                                                   7.15%        8.04%        9.04%        9.36%        9.18%

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                     2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                     $  111,007   $  108,520   $   70,289   $   31,066   $   17,496

  Portfolio turnover rate                                               119.55%       72.69%       68.70%       93.11%       80.53%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
                                                                       2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                  $     8.12   $     7.31   $     8.22   $     8.37   $     9.70
                                                                    ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(a)                                                 .53          .57          .64          .74          .79

  Net realized and unrealized gain (loss)                                  .27          .82         (.82)        (.05)       (1.24)
                                                                    ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                       .80         1.39         (.18)         .69         (.45)
                                                                    ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                   (.56)        (.58)        (.69)        (.77)        (.88)

  Paid-in capital                                                            -            -         (.04)        (.07)           -
                                                                    ----------   ----------   ----------   ----------   ----------

    Total distributions                                                   (.56)        (.58)        (.73)        (.84)        (.88)
                                                                    ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                        $     8.36   $     8.12   $     7.31   $     8.22   $     8.37
                                                                    ==========   ==========   ==========   ==========   ==========

Total Return(b)                                                          10.32%       19.80%       (2.26)%       8.36%       (5.17)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and
    expense reductions                                                    1.83%        1.83%        1.85%        1.96%        1.48%

  Expenses, excluding waiver and
    expense reductions                                                    1.83%        1.83%        1.85%        1.97%        1.99%

  Net investment income                                                   6.55%        7.43%        8.45%        8.74%        8.57%

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                     2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                     $   49,635   $   49,953   $   29,320   $   16,375   $    8,633

  Portfolio turnover rate                                               119.55%       72.69%       68.70%       93.11%       80.53%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
                                                                       2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                  $     8.13   $     7.32   $     8.23   $     8.37   $     9.70
                                                                    ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(a)                                                 .53          .57          .64          .74          .79

  Net realized and unrealized gain (loss)                                  .27          .82         (.82)        (.04)       (1.24)
                                                                    ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                       .80         1.39         (.18)         .70         (.45)
                                                                    ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                   (.57)        (.58)        (.69)        (.77)        (.88)

  Paid-in capital                                                            -            -         (.04)        (.07)           -
                                                                    ----------   ----------   ----------   ----------   ----------

    Total distributions                                                   (.57)        (.58)        (.73)        (.84)        (.88)
                                                                    ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                        $     8.36   $     8.13   $     7.32   $     8.23   $     8.37
                                                                    ==========   ==========   ==========   ==========   ==========

Total Return(b)                                                          10.28%       19.83%       (2.25)%       8.48%       (5.17)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and
    expense reductions                                                    1.84%        1.83%        1.85%        1.96%        1.48%

  Expenses, excluding waiver and
    expense reductions                                                    1.84%        1.83%        1.85%        1.97%        1.99%

  Net investment income                                                   6.54%        7.43%        8.45%        8.71%        8.60%

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                     2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                     $   45,816   $   57,621   $   38,592   $   17,621   $    5,717

  Portfolio turnover rate                                               119.55%       72.69%       68.70%       93.11%       80.53%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                                            12/31/2002(c)
                                                                           YEAR ENDED           TO
                                                                           11/30/2004        11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $          8.15   $          7.37
                                                                         ===============   ===============

Investment operations:

  Net investment income(a)                                                           .58               .58

  Net realized and unrealized gain                                                   .27               .72
                                                                         ---------------   ---------------

    Total from investment operations                                                 .85              1.30
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.61)             (.52)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $          8.39   $          8.15
                                                                         ===============   ===============

Total Return(b)                                                                    10.95%            18.25%(d)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.19%             1.17%(d)+

  Expenses, excluding waiver and expense reductions                                 1.19%             1.17%(d)+

  Net investment income                                                             7.11%             7.30%(d)+

                                                                                            12/31/2002(c)
                                                                           YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                          11/30/04          11/30/03
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $             1   $             1

  Portfolio turnover rate                                                         119.55%            72.69%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
HIGH YIELD FUND

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
                                                                       2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                  $     8.11   $     7.30   $     8.21   $     8.38   $     9.73
                                                                    ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(a)                                                 .61          .65          .69          .81          .88

  Net realized and unrealized gain (loss)                                  .28          .81         (.80)        (.06)       (1.25)
                                                                    ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                       .89         1.46         (.11)         .75         (.37)
                                                                    ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                   (.63)        (.65)        (.75)        (.85)        (.98)

  Paid-in capital                                                            -            -         (.05)        (.07)           -
                                                                    ----------   ----------   ----------   ----------   ----------

    Total distributions                                                   (.63)        (.65)        (.80)        (.92)        (.98)
                                                                    ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                        $     8.37   $     8.11   $     7.30   $     8.21   $     8.38
                                                                    ==========   ==========   ==========   ==========   ==========

Total Return(b)                                                          11.50%       20.99%       (1.30)%       9.18%       (4.31)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and
    expense reductions                                                     .84%         .83%         .85%         .96%         .48%

  Expenses, excluding waiver and
    expense reductions                                                     .84%         .83%         .85%         .97%         .99%

  Net investment income                                                   7.54%        8.43%        9.45%        9.75%        9.49%

                                                                                           YEAR ENDED 11/30
                                                                    --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                     2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                     $    4,830   $    2,376   $    1,308   $        1   $        1

  Portfolio turnover rate                                               119.55%       72.69%       68.70%       93.11%       80.53%
==================================================================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                          YEAR ENDED 11/30
                                                                   --------------------------------------------------------------
                                                                      2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                 $     4.52   $     4.54   $     4.48   $     4.45   $     4.34
                                                                   ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(b)                                                .09(d)       .06(d)       .12          .19(d)       .27(d)

  Net realized and unrealized gain (loss)                                (.02)         .05          .13          .17          .08
                                                                   ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                      .07          .11          .25          .36          .35
                                                                   ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                  (.13)        (.12)        (.19)        (.33)        (.24)

  Net realized gain                                                      (.05)        (.01)           -            -            -
                                                                   ----------   ----------   ----------   ----------   ----------

    Total distributions                                                  (.18)        (.13)        (.19)        (.33)        (.24)
                                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                       $     4.41   $     4.52   $     4.54   $     4.48   $     4.45
                                                                   ==========   ==========   ==========   ==========   ==========

Total Return(c)                                                          1.63%        2.42%        5.59%        8.27%        8.03%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and
    expense reductions                                                   1.15%         .98%         .78%         .94%         .29%

  Expenses, excluding waiver and
    expense reductions                                                   1.15%         .98%         .78%         .95%         .91%

  Net investment income                                                  1.93%        1.30%        2.72%        4.30%        6.27%

                                                                                          YEAR ENDED 11/30
                                                                   --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                       2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                    $   88,690   $  109,515   $   67,234   $   26,380   $    9,312

  Portfolio turnover rate                                              314.39%      463.24%      360.66%      564.26%      448.04%
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                             5/2/2003(a)
                                                                            YEAR ENDED          TO
                                                                            11/30/2004       11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $          4.53   $          4.58
                                                                         ===============   ===============

Investment operations:

  Net investment income(b)                                                           .06(d)            .01(d)

  Net realized and unrealized loss                                                  (.03)             (.02)
                                                                         ---------------   ---------------

    Total from investment operations                                                 .03              (.01)
                                                                         ---------------   ---------------

Distributions to shareholders from:

  Net investment income                                                             (.10)             (.04)

  Net realized gain                                                                 (.05)                -
                                                                         ---------------   ---------------

    Total distributions                                                             (.15)             (.04)
                                                                         ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                           $          4.41   $          4.53
                                                                         ===============   ===============

Total Return(c)                                                                      .80%             (.14)%(e)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense reductions                                 1.76%             1.00%(e)

  Expenses, excluding waiver and expense reductions                                 1.76%             1.00%(e)

  Net investment income                                                             1.37%              .33%(e)+

                                                                                             5/2/2003(c)
                                                                            YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                          11/30/2004       11/30/2003
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $         6,695   $         2,826

  Portfolio turnover rate                                                         314.39%           463.24%
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                          YEAR ENDED 11/30
                                                                   --------------------------------------------------------------
                                                                      2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                                 $     4.55   $     4.57   $     4.51   $     4.44   $     4.33
                                                                   ==========   ==========   ==========   ==========   ==========

Investment operations:

  Net investment income(b)                                                .06(d)       .03(d)       .08          .14(d)       .23(d)

  Net realized and unrealized gain (loss)                                (.02)         .06          .12          .17          .08
                                                                   ----------   ----------   ----------   ----------   ----------

    Total from investment operations                                      .04          .09          .20          .31          .31
                                                                   ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:

  Net investment income                                                  (.10)        (.10)        (.14)        (.24)        (.20)

  Net realized gain                                                      (.05)        (.01)           -            -            -
                                                                   ----------   ----------   ----------   ----------   ----------

    Total distributions                                                  (.15)        (.11)        (.14)        (.24)        (.20)
                                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                       $     4.44   $     4.55   $     4.57   $     4.51   $     4.44
                                                                   ==========   ==========   ==========   ==========   ==========

Total Return(c)                                                          1.04%        1.67%        4.57%        7.12%        7.23%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense
    reductions                                                           1.75%        1.71%        1.76%        1.94%        1.29%

  Expenses, excluding waiver and expense
    reductions                                                           1.75%        1.71%        1.76%        1.95%        1.91%

  Net investment income                                                  1.33%         .57%        1.74%        2.91%        5.35%

                                                                                          YEAR ENDED 11/30
                                                                   --------------------------------------------------------------
SUPPLEMENTAL DATA:                                                    2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                    $   58,131   $   85,408   $   59,658   $   25,506   $    4,167

  Portfolio turnover rate                                              314.39%      463.24%       360.6       564.26%      448.04%
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                         10/20/2004(a)
                                                                              TO
                                                                          11/30/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       4.44
                                                                         ============

Investment operations

  Net investment income(b)                                                        .01(d)

  Net realized and unrealized loss                                               (.02)
                                                                         ------------

    Total from investment operations                                             (.01)
                                                                         ------------

Distributions to shareholders from:

  Net investment income                                                          (.02)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       4.41
                                                                         ============

Total Return(c)                                                                  (.24)%(e)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and expense reductions                               .10%(e)

  Expenses, excluding waiver and expense reductions                               .10%(e)

  Net investment income                                                           .32%(e)

                                                                        10/20/2004(a)
                                                                              TO
SUPPLEMENTAL DATA:                                                        11/30/2004
-------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $        295

  Portfolio turnover rate                                                      314.39%
=====================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Interest expense is less than $.01.
(e)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                     YEAR ENDED 11/30
                                                            --------------------------------------------------------------------
                                                               2004          2003          2002          2001           2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                          $     2.61    $     2.64    $      2.59   $      2.51    $      2.45
                                                            ==========    ==========    ===========   ===========    ===========

Investment operations:

  Net investment income(b)                                         .07(d)        .05(d)         .08           .12(d)         .14(d)

  Net realized and unrealized gain                                 .02           .02            .10           .12            .08
                                                            ----------    ----------    -----------   -----------    -----------

    Total from investment operations                               .09           .07            .18           .24            .22
                                                            ----------    ----------    -----------   -----------    -----------

Distributions to shareholders from:

  Net investment income                                           (.10)         (.10)          (.13)         (.16)          (.16)
                                                            ----------    ----------    -----------   -----------    -----------
NET ASSET VALUE, END OF YEAR                                $     2.60    $     2.61    $      2.64   $      2.59    $      2.51
                                                            ==========    ==========    ===========   ===========    ===========

Total Return(c)                                                   3.41%         2.80%          7.00%         9.62%          8.68%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense
    reductions                                                    1.10%         1.09%          1.09%         1.09%          1.11%

  Expenses, excluding waiver and expense
    reductions                                                    1.10%         1.09%          1.09%         1.10%          1.12%

  Net investment income                                           2.64%         1.74%          3.05%         4.76%          5.75%

                                                                                     YEAR ENDED 11/30
                                                            --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                             2004          2003           2002         2001           2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                             $  790,672    $  929,392    $ 1,097,968   $ 1,093,286    $ 1,126,887

  Portfolio turnover rate                                       671.60%       667.87%        560.84%       688.68%        406.10%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                       YEAR ENDED 11/30
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002          2001          2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                             $     2.60   $     2.64   $      2.59   $      2.52   $      2.45
                                                               ==========   ==========   ===========   ===========   ===========

Investment operations:

  Net investment income(b)                                            .05(d)       .03(d)        .06           .10(d)        .12(d)

  Net realized and unrealized gain                                    .03          .02           .10           .11           .09
                                                               ----------   ----------   -----------   -----------   -----------

    Total from investment operations                                  .08          .05           .16           .21           .21
                                                               ----------   ----------   -----------   -----------   -----------

Distributions to shareholders from:

  Net investment income                                              (.08)        (.09)         (.11)         (.14)         (.14)
                                                               ----------   ----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                   $     2.60   $     2.60   $      2.64   $      2.59   $      2.52
                                                               ==========   ==========   ===========   ===========   ===========

Total Return(c)                                                      3.10%        1.78%         6.42%         8.56%         8.39%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense
    reductions                                                       1.74%        1.72%         1.70%         1.70%         1.76%

  Expenses, excluding waiver and expense
    reductions                                                       1.74%        1.72%         1.70%         1.71%         1.77%

  Net investment income                                              2.00%        1.10%         2.44%         4.00%         5.10%

                                                                                       YEAR ENDED 11/30
                                                               -----------------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004         2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $   58,787   $   78,894   $    97,262   $    56,264   $    30,250

  Portfolio turnover rate                                          671.60%      667.87%       560.84%       688.68%       406.10%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                    YEAR ENDED 11/30
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002          2001          2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                             $     2.61   $     2.65   $      2.60   $      2.52   $      2.45
                                                               ==========   ==========   ===========   ===========   ===========

Investment operations:

  Net investment income(b)                                            .05(d)       .03(d)        .06           .11(d)        .13(d)

  Net realized and unrealized gain                                    .03          .02           .10           .11           .08
                                                               ----------   ----------   -----------   -----------   -----------

    Total from investment operations                                  .08          .05           .16           .22           .21
                                                               ----------   ----------   -----------   -----------   -----------

Distributions to shareholders from:

  Net investment income                                              (.08)        (.09)         (.11)         (.14)         (.14)
                                                               ----------   ----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                   $     2.61   $     2.61   $      2.65   $      2.60   $      2.52
                                                               ==========   ==========   ===========   ===========   ===========

Total Return(c)                                                      3.11%        1.75%         6.36%         8.93%         8.38%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including waiver and expense
    reductions                                                       1.74%        1.72%         1.68%         1.70%         1.76%

  Expenses, excluding waiver and expense
    reductions                                                       1.74%        1.72%         1.68%         1.71%         1.77%

  Net investment income                                              2.00%        1.11%         2.46%         4.14%         5.15%

                                                                                       YEAR ENDED 11/30
                                                               -----------------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004         2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $   73,676   $   89,048   $   111,853   $   101,476   $    93,163

  Portfolio turnover rate                                          671.60%      667.87%       560.84%       688.68%       406.10%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                         10/20/2004(a)
                                                                              TO
                                                                          11/30/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       2.63
                                                                         ============

Investment operations

  Net investment income(b)                                                        .01(d)

  Net realized and unrealized loss                                               (.03)
                                                                         ------------

    Total from investment operations                                             (.02)
                                                                         ------------

Distributions to shareholders from:

  Net investment income                                                          (.01)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       2.60
                                                                         ============

Total Return(c)                                                                  (.69)%(e)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and expense reductions                               .09%(e)

  Expenses, excluding waiver and expense reductions                               .09%(e)

  Net investment income                                                           .42%(e)

                                                                         10/20/2004(a)
                                                                              TO
SUPPLEMENTAL DATA:                                                        11/30/2004
-------------------------------------------------------------------------------------
  Net assets, end of period (000)                                        $      1,245

  Portfolio turnover rate                                                      671.60%
=====================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Interest expense is less than $.01.
(e)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of seven funds. This report covers the following five funds and their respective classes (separately, a "Fund" and collectively, the "Funds"); Balanced Series ("Balanced Fund"), Lord Abbett Convertible Fund ("Convertible Fund"), Lord Abbett High Yield Fund ("High Yield Fund"), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund ("Limited Duration Fund"), and Lord Abbett U.S. Government Securities & Government Sponsored Enterprises Fund ("U.S. Government Fund"), Class A, B, C, P and Y shares. As of the date of this report, no P shares have been issued for Limited Duration Fund and U.S. Government Fund.

Balanced Fund's investment objective is current income and capital growth. Balanced Fund invests in other mutual funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC ("Lord Abbett"). Convertible Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce high total return. High Yield Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Limited Duration Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government and Government sponsored enterprises securities. U.S. Government Fund's investment objective is high current income consistent with reasonable risk.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or if no sale price is available, at the mean between the most recently quoted bid and asked price. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques.

     Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable net income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults. For the fiscal year ended November 30, 2004, only U.S. Government Fund had securities lending activity.

(g) FOREIGN TRANSACTIONS-The books and records of High Yield Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-High Yield Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Statement of Assets and Liabilities. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions on the Statement of Operations.

(i) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end. As of November 30, 2004, only U.S. Government Fund has open futures contracts.

(j) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Funds require at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities.

(k) REVERSE REPURCHASE AGREEMENTS-Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security at an agreed-upon later date at an agreed upon price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund maintains collateral equal to at least 100% of the market value of the securities sold.

     The average balance of reverse repurchase agreements outstanding, and the weighted-average interest rate during the year ended November 30, 2004, are as follows:

                                                   AVERAGE     WEIGHTED AVERAGE
                                             DAILY BALANCE        INTEREST RATE
-------------------------------------------------------------------------------
U. S. Government Fund                        $     414,889                 1.20%

     The maximum balance of reverse repurchase agreements outstanding during the year was $9,712,313 which was .96% of the average daily net assets of U. S. Government Fund.

(l) MORTGAGE DOLLAR ROLLS-The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Effective June 2004, such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

(m) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

(n) INFLATION-INDEXED BONDS-Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically for inflation. The interest rate on these bonds is generally fixed upon issuance at a rate lower than other bonds. Over the life of an inflation-indexed bond, interest is paid based on the adjusted principal.

(o) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of Convertible Fund that have been reimbursed by the Fund in the full amount thereof. Such expenses were deferred and amortized on the straight-line method over a period of one year from the commencement of investment operations.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                   MANAGEMENT FEES       VOLUNTARY WAIVER
-------------------------------------------------------------------------
Balanced Fund                                  .10%(1)                .10%(1)(4)
Convertible Fund                               .70%(2)                 --
High Yield Fund                                .60%                    --
Limited Duration Fund                          .50%                    --
U.S. Government Fund                           .50%(3)                 --

(1) Rate changed effective April 1, 2004. Prior to April 1, 2004, the management fee and voluntary waiver rates were at annual rates of .75% and .75% of average daily net assets, respectively.

(2) The management fee for Convertible Fund is based on average daily net assets at the following annual rates:

First $1 billion        .70%
Next $1 billion         .65%
Over $2 billion         .60%

(3) The management fee for U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.

(4) For the fiscal year ended November 30, 2004, Lord Abbett voluntarily waived its management fee. Lord Abbett may stop waiving its management fee at any time.

For the year ended November 30, 2004, Lord Abbett voluntarily reimbursed Convertible Fund's expenses in the amount of $99,003. Lord Abbett may stop reimbursing expenses at any time.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. Effective March 1, 2004, Balanced Fund is no longer charged the Fund Administration fee.

Balanced Fund has entered into a Servicing Agreement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, fund administration fees, and distribution and service fees) of Balanced Fund in proportion to the average daily value of total Underlying Fund shares owned by Balanced Fund.

12b-1 DISTRIBUTION PLANS
Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A        CLASS B        CLASS C        CLASS P
-----------------------------------------------------------------------------
Service                      .25%           .25%           .25%           .20%
Distribution                 .10%(1)        .75%           .75%           .25%

(1) In addition, until September 30, 2004, each Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor pays such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was as follows:

                                    UNAMORTIZED
                                        BALANCE
-----------------------------------------------
Balanced Fund                       $    51,211
Convertible Fund                         20,580
High Yield Fund                          13,183
Limited Duration Fund                    47,437
U.S. Government Fund                     37,705

These amounts will continue to be amortized by each Fund, generally over a two-year period.

The amount of CDSC collected during the fiscal year ended November 30, 2004 was as follows:

                                           CDSC
                                      COLLECTED
-----------------------------------------------
Balanced Fund                       $     3,208
Convertible Fund                          9,667
High Yield Fund                          18,642
Limited Duration Fund                     3,948
U.S. Government Fund                     23,606

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2004:

                                                   DISTRIBUTOR       DEALERS'
                                                   COMMISSIONS    CONCESSIONS
-----------------------------------------------------------------------------
Balanced Fund                                      $ 1,380,711    $ 7,300,403
Convertible Fund                                       149,475        763,713
High Yield Fund                                        106,055        525,377
Limited Duration Fund                                   46,818        214,792
U.S. Government Fund                                    68,109        353,721

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Limited Duration Fund and U.S. Government Fund, declared and paid monthly for Balanced Fund and High Yield Fund and declared and paid quarterly for the Convertible Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The following distribution was declared on December 9, 2004, and paid on December 21, 2004 to the shareholders of record on December 20, 2004;

                                                      ORDINARY        LONG-TERM
                                                        INCOME    CAPITAL GAINS
-------------------------------------------------------------------------------
Balanced Fund                                    $   3,800,000    $   7,590,868
Convertible Fund                                     1,950,000                -

The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 are as follows:

                                                        BALANCED FUND                  CONVERTIBLE FUND
-------------------------------------------------------------------------------------------------------
                                          11/30/2004       11/30/2003       11/30/2004       11/30/2003
-------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $   19,322,571   $    9,377,694   $    2,515,594   $       35,562
Net long-term capital gains                   39,316        3,679,633                -                -
-------------------------------------------------------------------------------------------------------
   Total distributions paid           $   19,361,887   $   13,057,327   $    2,515,594   $       35,562
=======================================================================================================

                                                      HIGH YIELD FUND             LIMITED DURATION FUND
-------------------------------------------------------------------------------------------------------
                                          11/30/2004       11/30/2003       11/30/2004       11/30/2003
-------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $   15,101,434   $   15,092,830   $    6,521,624   $    4,562,464
Net long-term capital gains                        -                -          195,568                -
-------------------------------------------------------------------------------------------------------
   Total distributions paid           $   15,101,434   $   15,092,830   $    6,717,192   $    4,562,464
=======================================================================================================

                                                 U.S. GOVERNMENT FUND
---------------------------------------------------------------------
                                          11/30/2004       11/30/2003
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $   36,559,118   $   47,199,098
---------------------------------------------------------------------
   Total distributions paid           $   36,559,118   $   47,199,098
=====================================================================

As of November 30, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                        BALANCED FUND                  CONVERTIBLE FUND
-------------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                    $    3,490,922                    $    1,880,912
Undistributed long-term capital gains                       7,590,868                                 -
-------------------------------------------------------------------------------------------------------
   Total undistributed earnings                        $   11,081,790                    $    1,880,912
Capital loss carryforwards*                                         -                        (1,176,409)
Temporary differences                                            (893)                         (361,267)
Unrealized gains - net                                     56,239,365                         6,786,996
-------------------------------------------------------------------------------------------------------
   Total accumulated earning (losses) - net            $   67,320,262                    $    7,130,232
=======================================================================================================

                                                      HIGH YIELD FUND             LIMITED DURATION FUND
-------------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                    $      381,688                    $            -
-------------------------------------------------------------------------------------------------------
   Total undistributed earnings                        $      381,688                    $            -
Capital loss carryforwards*                                (2,927,971)                       (4,491,488)
Temporary differences                                            (976)                          (10,640)
Unrealized gains - net                                      9,730,533                        (1,223,803)
-------------------------------------------------------------------------------------------------------
   Total accumulated earning (losses) - net            $    7,183,274                    $   (5,725,931)
=======================================================================================================

                                                U. S. GOVERNMENT FUND
---------------------------------------------------------------------
Undistributed ordinary income - net                    $            -
---------------------------------------------------------------------
   Total undistributed earnings                        $            -
Capital loss carryforwards*                              (140,732,176)
Temporary differences                                      (3,066,081)
Unrealized gains - net                                      6,421,036
---------------------------------------------------------------------
   Total accumulated earning (losses) - net            $ (137,377,221)
=====================================================================

As of November 30, 2004, the capital loss carryforwards, along with the related expiration dates, are as follows:

                           2005           2007           2008           2009           2010           2012          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Convertible            $          -   $          -   $          -   $          -   $          -   $  1,176,409   $  1,176,409
High Yield Fund                   -        352,763      1,202,023        501,160        872,025              -      2,927,971
Limited Duration                  -              -              -              -              -      4,491,488      4,491,488
U.S. Government Fund     43,030,400     42,258,127     15,472,949              -              -     39,970,700    140,732,176

As of November 30, 2004, the Funds' aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                        BALANCED FUND   CONVERTIBLE FUND
------------------------------------------------------------------------
Tax cost                             $    814,794,463   $    180,977,261
------------------------------------------------------------------------
Gross unrealized gain                      56,239,365         13,033,868
Gross unrealized loss                               -         (6,246,872)
------------------------------------------------------------------------
   Net unrealized security gain      $     56,239,365   $      6,786,996
========================================================================

                                      HIGH YIELD FUND   LIMITED DURATION FUND
-----------------------------------------------------------------------------
Tax cost                             $    198,699,371        $    153,652,638
-----------------------------------------------------------------------------
Gross unrealized gain                      11,519,213                 496,088
Gross unrealized loss                      (1,795,392)             (1,719,891)
-----------------------------------------------------------------------------
   Net unrealized security gain/loss $      9,723,821        $     (1,223,803)
=============================================================================

                                 U.S. GOVERNMENT FUND
-----------------------------------------------------
Tax cost                             $  1,014,031,442
-----------------------------------------------------
Gross unrealized gain                      12,018,543
Gross unrealized loss                      (5,597,507)
-----------------------------------------------------
   Net unrealized security gain      $      6,421,036
=====================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                           UNDISTRIBUTED/
                           (DISTRIBUTIONS
                            IN EXCESS OF)        ACCUMULATED
                           NET INVESTMENT       NET REALIZED            PAID-IN
                                   INCOME        GAIN/(LOSS)            CAPITAL
-------------------------------------------------------------------------------
Balanced Fund             $       (48,355)   $        48,355    $             -
Convertible Fund                3,209,945         (3,168,234)           (41,711)
High Yield Fund                   482,672           (481,064)            (1,608)
Limited Duration Fund           1,659,398         (1,659,399)                 1
U.S. Government Fund           11,976,569        123,774,775       (135,751,344)

The permanent differences are primarily attributable to the reclassification of Returns of Capital from Underlying Fund, the treatment of tax amortization, foreign currency gains and losses, and expiration of capital loss carryovers.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the fiscal year ended November 30, 2004 are as follows:

                                     U.S.           NON-U.S.                U.S.            NON-U.S.
                               GOVERNMENT         GOVERNMENT          GOVERNMENT          GOVERNMENT
                               PURCHASES*          PURCHASES              SALES*               SALES
----------------------------------------------------------------------------------------------------
Balanced Fund             $             -    $   310,621,250    $              -    $              -
Convertible Fund                        -        228,306,866                   -          94,538,308
High Yield Fund                         -        240,129,091                   -         252,304,121
Limited Duration Fund         405,323,157         32,504,438         437,262,864           8,528,998
U.S. Government Fund        6,674,345,441                  -       6,747,341,980                   -

* Includes U.S. Government sponsored enterprises securities.

As of November 30, 2004 there were no securities on loan for U.S. Government Fund. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $30,283 for the period ended November 30, 2004, which are netted against securities lending income on its Statement of Operations. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Funds' participation in the SSB securities lending program.

U.S. Government Fund had the following futures obligations outstanding as of November 30, 2004:

                                                                                   UNREALIZED
TYPE                        EXPIRATION   CONTRACTS   POSITION      MARKET VALUE  APPRECIATION
---------------------------------------------------------------------------------------------
U.S. 5 Year Note         December 2004         283      Short   $  (31,050,406)  $    275,390

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' Fees on the Statements of Operations and in Trustees' Fees Payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and/or custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   LINE OF CREDIT

High Yield Fund and Convertible Fund, along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended November 30, 2004 the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004 the Facility was renewed at an annual rate of .08%. As of November 30, 2004 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2004.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10.  INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high yield bonds in which one or more of the Funds may invest. Some issuers, particularly of high yield bonds (sometimes called "junk bonds"), may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

In addition, Balanced Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with equity investing. The values of equity holdings of the Underlying Funds and Convertible Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved.

Convertible Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds.

High Yield Fund and Convertible Fund may invest up to 20% of their assets in foreign securities which present increased market, liquidity, currency, political and other risks.

Limited Duration Fund and U.S. Government Fund may invest a substantial portion of their assets in mortgage-related securities, including those of such Government sponsored enterprises as

Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such secruties may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterpises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect Fund performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

BALANCED FUND

                                                           YEAR ENDED                            YEAR ENDED
                                                    NOVEMBER 30, 2004                     NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                             27,448,115    $   302,280,662         24,176,993    $   239,344,443
Reinvestment of distributions            1,436,173         15,806,839          1,046,374         10,024,231
Shares reacquired                       (5,545,003)       (61,165,215)        (3,413,264)       (33,000,015)
-----------------------------------------------------------------------------------------------------------
Increase                                23,339,285    $   256,922,286         21,810,103    $   216,368,659
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                              3,046,457    $    33,558,120          2,413,874    $    23,525,855
Reinvestment of distributions              121,699          1,338,282            135,524          1,290,414
Shares reacquired                         (816,336)        (8,991,369)          (583,987)        (5,579,323)
-----------------------------------------------------------------------------------------------------------
Increase                                 2,351,820    $    25,905,033          1,965,411    $    19,236,946
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                              3,980,076    $    43,863,769          2,250,396    $    22,212,040
Reinvestment of distributions               87,060            956,737             93,964            891,657
Shares reacquired                         (905,923)        (9,977,712)          (841,587)        (8,015,418)
-----------------------------------------------------------------------------------------------------------
Increase                                 3,161,213    $    34,842,794          1,502,773    $    15,088,279
-----------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                 67,124    $       738,566              2,408    $        24,401
Reinvestment of distributions                  612              6,749                 18                175
Shares reacquired                           (8,074)           (88,105)                 -                  -
-----------------------------------------------------------------------------------------------------------
Increase                                    59,662    $       657,210              2,426    $        24,576
-----------------------------------------------------------------------------------------------------------

                                                         PERIOD ENDED
                                                   NOVEMBER 30, 2004*
-----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Shares sold                                 38,557    $       423,380
Reinvestment of distributions                   83                954
Shares reacquired                             (413)            (4,639)
-----------------------------------------------------------------------------------------------------------
Increase                                    38,227    $       419,695
-----------------------------------------------------------------------------------------------------------

* For the period October 20, 2004 (commencement of offering of class shares) to November 30, 2004.

CONVERTIBLE FUND

                                                           YEAR ENDED                          PERIOD ENDED
                                                    NOVEMBER 30, 2004                   NOVEMBER 30, 2003**
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                              7,365,104    $    80,877,447          2,299,364    $    23,683,939
Reinvestment of distributions               90,511            977,213              1,145             11,740
Shares reacquired                       (1,916,563)       (20,721,073)           (29,156)          (304,648)
-----------------------------------------------------------------------------------------------------------
Increase                                 5,539,052    $    61,133,587          2,271,353    $    23,391,031
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                                870,912    $     9,516,274            547,701    $     5,599,233
Reinvestment of distributions                7,206             77,646                169              1,722
Shares reacquired                          (91,469)          (988,500)            (1,694)           (17,874)
-----------------------------------------------------------------------------------------------------------
Increase                                   786,649    $     8,605,420            546,176    $     5,583,081
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                              4,953,737    $    54,310,326          1,875,881    $    19,283,482
Reinvestment of distributions               27,563            296,801                429              4,383
Shares reacquired                         (530,616)        (5,756,173)           (16,351)          (167,650)
-----------------------------------------------------------------------------------------------------------
Increase                                 4,450,684    $    48,850,954          1,859,959    $    19,120,215
-----------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                  8,741    $        96,133              1,000    $        10,000
Reinvestment of distributions                   23                251                  1                 10
-----------------------------------------------------------------------------------------------------------
Increase                                     8,764    $        96,384              1,001    $        10,010
-----------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                              1,150,685    $    12,505,414             95,967    $     1,010,000
Reinvestment of distributions               13,284            143,316                  2                 19
Shares reacquired                          (28,298)          (305,402)                 -                  -
-----------------------------------------------------------------------------------------------------------
Increase                                 1,135,671    $    12,343,328             95,969    $     1,010,019
-----------------------------------------------------------------------------------------------------------

** For the period June 23, 2003 (commencement of investment operations) to November 30, 2003.

HIGH YIELD FUND

                                                           YEAR ENDED                            YEAR ENDED
                                                    NOVEMBER 30, 2004                     NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                              4,998,467    $    40,946,569         11,278,423    $    86,372,874
Reinvestment of distributions              713,895          5,813,608            613,482          4,730,731
Shares reacquired                       (5,799,646)       (47,343,693)        (8,150,530)       (63,530,014)
-----------------------------------------------------------------------------------------------------------
Increase (decrease)                        (87,284)   $      (583,516)         3,741,375    $    27,573,591
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                              1,211,893    $     9,892,551          2,983,608    $    22,685,019
Reinvestment of distributions              196,311          1,594,860            177,481          1,364,695
Shares reacquired                       (1,622,719)       (13,165,252)        (1,020,676)        (7,871,666)
-----------------------------------------------------------------------------------------------------------
Increase (decrease)                       (214,515)   $    (1,677,841)         2,140,413    $    16,178,048
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                              1,757,681    $    14,351,696          5,196,264    $    39,538,314
Reinvestment of distributions              168,385          1,368,784            170,400          1,313,823
Shares reacquired                       (3,535,339)       (28,760,250)        (3,548,650)       (27,511,592)
-----------------------------------------------------------------------------------------------------------
Increase (decrease)                     (1,609,273)   $   (13,039,770)         1,818,014    $    13,340,545
-----------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                      -    $             -             135.72    $         1,000
Reinvestment of distributions                11.36                 93              10.55                 82
-----------------------------------------------------------------------------------------------------------
Increase                                     11.36    $            93             146.27    $         1,082
-----------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                                346,715    $     2,836,088            325,501    $     2,527,788
Reinvestment of distributions               25,742            209,002             21,607            165,922
Shares reacquired                          (88,076)          (715,707)          (233,266)        (1,823,292)
-----------------------------------------------------------------------------------------------------------
Increase                                   284,381    $     2,329,383            113,842    $       870,418
-----------------------------------------------------------------------------------------------------------

LIMITED DURATION FUND

                                                           YEAR ENDED                            YEAR ENDED
                                                    NOVEMBER 30, 2004                     NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                             10,563,319    $    47,024,329         26,521,287    $   121,107,853
Reinvestment of distributions              654,730          2,920,664            429,507          1,957,704
Shares reacquired                      (15,317,390)       (68,307,099)       (17,535,048)       (79,876,430)
-----------------------------------------------------------------------------------------------------------
Increase (decrease)                     (4,099,341)   $   (18,362,106)         9,415,746    $    43,189,127
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                              1,598,876    $     7,111,912            674,056    $     3,055,676
Reinvestment of distributions               14,876             66,350                648              2,938
Shares reacquired                         (721,634)        (3,211,630)           (50,466)          (228,907)
-----------------------------------------------------------------------------------------------------------
Increase                                   892,118    $     3,966,632            624,238    $     2,829,707
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                              3,586,952    $    16,121,286         14,464,108    $    66,514,633
Reinvestment of distributions              244,172          1,097,461            144,112            661,099
Shares reacquired                       (9,498,235)       (42,665,577)        (8,890,137)       (40,628,805)
-----------------------------------------------------------------------------------------------------------
Increase (decrease)                     (5,667,111)   $   (25,446,830)         5,718,083    $    26,546,927
-----------------------------------------------------------------------------------------------------------

                                                         PERIOD ENDED
                                                         NOVEMBER 30,
                                                              2004***
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Shares sold                                 68,011    $       302,518
Reinvestment of distributions                   70                310
Shares reacquired                           (1,080)            (4,768)
-----------------------------------------------------------------------------------------------------------
Increase                                    67,001    $       298,060
-----------------------------------------------------------------------------------------------------------

*** For the period October 20, 2004 (commencement of offering of class shares) to November 30, 2004.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

U.S. GOVERNMENT FUND

                                                           YEAR ENDED                            YEAR ENDED
                                                    NOVEMBER 30, 2004                     NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                             11,648,753    $    30,454,419         44,311,090    $   117,829,690
Reinvestment of distributions            8,654,414         22,558,209         10,726,412         28,421,331
Shares reacquired                      (73,319,481)      (191,327,552)      (114,150,238)      (302,178,517)
-----------------------------------------------------------------------------------------------------------
Decrease                               (53,016,314)   $  (138,314,924)       (59,112,736)   $  (155,927,496)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                              2,215,066    $     5,797,798         10,129,314    $    26,977,356
Reinvestment of distributions              428,949          1,116,995            651,526          1,726,034
Shares reacquired                      (10,355,288)       (26,975,236)       (17,330,133)       (45,768,811)
-----------------------------------------------------------------------------------------------------------
Decrease                                (7,711,273)   $   (20,060,443)        (6,549,293)   $   (17,065,421)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                              2,338,444    $     6,132,614          6,444,912    $    17,185,233
Reinvestment of distributions              448,379          1,172,073            588,605          1,564,243
Shares reacquired                       (8,657,457)       (22,681,593)       (15,195,437)       (40,322,382)
-----------------------------------------------------------------------------------------------------------
Decrease                                (5,870,634)   $   (15,376,906)        (8,161,920)   $   (21,572,906)
-----------------------------------------------------------------------------------------------------------

                                                         PERIOD ENDED
                                                         NOVEMBER 30,
                                                             2004****
-----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Shares sold                                515,143    $     1,356,676
Reinvestment of distributions                  482              1,268
Shares reacquired                          (37,326)           (97,592)
-----------------------------------------------------------------------------------------------------------
Increase                                   478,299    $     1,260,352
-----------------------------------------------------------------------------------------------------------

**** For the period October 20, 2004 (commencement of offering of class shares) to November 30, 2004.

12.  SUBSEQUENT EVENTS

Effective December 1, 2004, Limited Durations Fund's management fee rate was reduced to the following annual rate:

..40% of the first $1 billion of average net assets, ..35% of the next $1 billion of average net assets, ..30% of average daily net assets over $2 billion,

In addition, for the fiscal year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse Limited Duration Fund and U.S. Government Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

LIMITED DURATION FUND

CLASS                                    % OF AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------
A                                                                 0.90%
B                                                                 1.55%
C                                                                 1.55%
Y                                                                 0.55%


U.S. GOVERNMENT FUND

CLASS                                    % OF AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------
A                                                                 1.00%
B                                                                 1.65%
C                                                                 1.65%
Y                                                                 0.65%

For the year ending November 30, 2005, Lord Abbett has contractually agreed to waive Balanced Fund's management fee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT INVESTMENT TRUST - BALANCED SERIES, LORD ABBETT CONVERTIBLE FUND, LORD ABBETT HIGH YIELD FUND, LORD ABBETT LIMITED DURATION U.S. GOVERNMENT AND GOVERNMENT SPONSORED ENTERPRISES FUND, AND LORD ABBETT U.S. GOVERNMENT AND GOVERNMENT SPONSORED ENTERPRISES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Investment Trust - Balanced Series, Lord Abbett Convertible Fund, Lord Abbett High Yield Fund, Lord Abbett Limited Duration U.S. Government and Government Sponsored Enterprises Fund, and Lord Abbett U.S. Government and Government Sponsored Enterprises Fund (the "Funds"), as of November 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Balanced Series, Lord Abbett Convertible Fund, Lord Abbett High Yield Fund, Lord Abbett Limited Duration U.S. Government and Government Sponsored Enterprises Fund, and Lord Abbett U.S. Government and Government Sponsored Enterprises Fund as of November 30, 2004, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 26, 2005

INVESTMENTS IN UNDERLYING FUNDS (UNAUDITED)

Balanced Fund invests in other funds ("Underlying Funds") managed by Lord Abbett. As of November 30, 2004, Balanced Fund's investments were allocated among the Underlying Funds as follows:

FUND NAME                                             % OF INVESTMENTS
----------------------------------------------------------------------
Lord Abbett Affiliated Fund, Inc. - Class Y                      55.30%
Lord Abbett Bond-Debenture Fund, Inc. - Class Y                  31.13%
Lord Abbett Research Fund, Inc. - Large-Cap Core Fund - Class Y   1.13%
Lord Abbett Investment Trust - Total Return Fund - Class Y        8.66%

The ten largest holdings and the holdings by sector, as of November 30, 2004, for Lord Abbett Affiliated Fund, Inc. and Lord Abbett Bond Debenture Fund, Inc., in which Balanced Fund held a significant concentration of its investments, are as follows:

LORD ABBETT AFFILIATED FUND, INC.

TEN LARGEST HOLDINGS                                  % OF INVESTMENTS
----------------------------------------------------------------------
Exxon Mobile Corp.                                                4.98%
Deere & Co.                                                       2.88%
JP Morgan Chase & Co.                                             2.62%
International Paper Co.                                           2.36%
Motorola, Inc.                                                    2.31%
General Electric Co.                                              2.27%
Walt Disney Co. (The)                                             2.08%
Verizon Communications, Inc.                                      2.00%
EMC Corp.                                                         1.94%
Kraft Foods, Inc. Class A                                         1.93%

HOLDINGS BY SECTOR                                    % OF INVESTMENTS
----------------------------------------------------------------------
Consumer Discretionary                                           10.35%
Consumer Staples                                                  9.32%
Energy                                                            7.93%
Financials                                                       16.08%
Healthcare                                                        9.76%
Industrials                                                      16.59%
Information Technology                                           11.59%
Materials                                                         9.28%
Telecommunication Services                                        3.23%
Utilities                                                         0.78%
Short-Term Investments                                            5.09%
----------------------------------------------------------------------
Total                                                           100.00%
======================================================================

INVESTMENTS IN UNDERLYING FUNDS (UNAUDITED) (CONCLUDED)

LORD ABBETT BOND DEBENTURE FUND, INC.

TEN LARGEST HOLDINGS                                  % OF INVESTMENTS
----------------------------------------------------------------------
Dow Jones CDX HY, 7.75%, 12/29/2009                               0.98%
Federal Home Loan Mortgage, 7.00%, 7/15/2005                      0.94%
Allbritton Communications Co., 7.75%, 12/15/2012                  0.77%
Federal National Mortgage, 5.50%, 7/1/2033                        0.74%
Qwest Capital Funding, 7.90%, 8/15/2010                           0.71%
U.S. Treasury Note, 5.0%, 2/15/2011                               0.66%
Insight Communications Co., 12.25%, 2/15/2011                     0.66%
NRG Energy, Inc. 144A, 8.0%, 12/15/2013                           0.57%
Paxson Communications Co., 10.75%, 7/15/2008                      0.55%
Iron Mountain, Inc., 7.75%, 1/15/2015                             0.55%

HOLDINGS BY SECTOR                                     % OF INVESTMENTS
----------------------------------------------------------------------
Agency                                                            2.93%
Banking                                                           0.71%
Basic Industry                                                    8.55%
Capital Goods                                                     9.02%
Consumer Cyclical                                                 6.43%
Consumer Non-Cyclical                                             8.83%
Energy                                                            6.80%
Finance & Investment                                              1.57%
Government Guaranteed                                             0.90%
Insurance                                                         0.48%
Media                                                            12.28%
Mortgage Backed                                                   0.25%
Real Estate                                                       0.07%
Services Cyclical                                                11.42%
Services Non-Cyclical                                             7.90%
Technology & Electronics                                          6.30%
Telecommunications                                                5.97%
Utilities                                                         5.89%
Short-Term Investments                                            3.70%
----------------------------------------------------------------------
Total                                                           100.00%
======================================================================

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                         WITH TRUST                 DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Trustee since 1989;        Managing Partner and Chief              N/A
Lord, Abbett & Co. LLC         Chairman since 1996        Investment Officer of Lord Abbett
90 Hudson Street                                          since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                              --------------------

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                         WITH TRUST                 DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Trustee since 1994         Managing General Partner, Bigelow       Currently serves as
Emmerling Communications                                  Media, LLC (since 2000); Senior         director of Adelphia
41 Madison Ave.                                           Adviser, Time Warner Inc. (1998 -       Communications, Inc.,
Suite 3810                                                2000); Acting Chief Executive           Crane Co., and Huttig
New York, NY                                              Officer of Courtroom Television         Building Products
Date of Birth: 0/22/1941                                  Network (1997 - 1998); President        Inc.
                                                          and Chief Executive Officer of Time
                                                          Warner Cable Programming, Inc.
                                                          (1991 - 1997).

WILLIAM H.T. BUSH              Trustee since 1998         Co-founder and Chairman of the          Currently serves as
Bush-O'Donnell & Co., Inc.                                Board of the financial advisory         director of Wellpoint
101 South Hanley Road                                     firm of Bush-O'Donnell & Company        Health Networks Inc.
Suite 1250                                                (since 1986).                           (since 2002), and
St. Louis, MO                                                                                     Engineered Support
Date of Birth: 7/14/1938                                                                          Systems, Inc. (since
                                                                                                  2000).

                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                         WITH TRUST                  DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.         Trustee since 1998         Managing Director of Monitor            Currently serves as
Monitor Clipper Partners                                  Clipper Partners (since 1997) and       director of Avondale,
Two Canal Park                                            President of Clipper Asset              Inc. and Interstate
Cambridge, MA                                             Management Corp. (since 1991), both     Bakeries Corp.
Date of Birth: 0/25/1942                                  private equity investment funds.

JULIE A. HILL                  Trustee since 2004         Owner and CEO of the Hillsdale          Currently serves as
1280 Bison                                                Companies, a business consulting        director of Wellpoint
Newport Coast, CA                                         firm (since 1998); Founder,             Health Networks Inc.;
Date of Birth: 7/16/1946                                  President and Owner of the              Resources Connection
                                                          Hiram-Hill and Hillsdale                Inc.; and Holcim (US)
                                                          Development Companies (1998 -           Inc. (parent company
                                                          2000).                                  Holcim Ltd).

FRANKLIN W. HOBBS              Trustee since 2000         Former Chief Executive Officer of       Currently serves as
One Equity Partners                                       Houlihan Lokey Howard & Zukin, an       director of Adolph
320 Park Ave.                                             investment bank (January 2002 -         Coors Company.
New York, NY                                              April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                  Dillon Read (1999 - 2001); Global
                                                          Head of Corporate Finance of SBC
                                                          Warburg Dillon Read (1997 - 1999);
                                                          Chief Executive Officer of Dillon,
                                                          Read & Co. (1994 - 1997).

C. ALAN MACDONALD              Trustee since 1993         Retired - General Business and          Currently serves as
P.O. Box 4393                                             Governance Consulting (since 1992);     director of H.J.
Greenwich, CT                                             formerly President and CEO of           Baker. (since 2003).
Date of Birth: 5/19/1933                                  Nestle Foods.

THOMAS J. NEFF                 Trustee since 1993         Chairman of Spencer Stuart (U.S.),      Currently serves as
Spencer Stuart                                            an executive search consulting firm     director of Ace, Ltd.
277 Park Avenue                                           (since 1996); President of Spencer      (since 1997) and
New York, NY                                              Stuart (1979-1996).                     Hewitt Associates,
Date of Birth: 10/2/1937                                                                          Inc.

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE               PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST             OF CURRENT POSITION            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive           Elected in 1996              Managing Partner and Chief
(3/8/1945)                  Officer and President                                  Investment Officer of Lord Abbett
                                                                                   (since 1996).

ZANE E. BROWN               Executive Vice            Elected in 1996              Partner and Director of Fixed
(12/09/1951)                President                                              Income Management, joined Lord
                                                                                   Abbett in 1992.

ROBERT I. GERBER            Executive Vice            Elected in 1998              Partner and Director of Taxable
(5/29/1954)                 President                                              Fixed Income Management, joined
                                                                                   Lord Abbett in 1997.

ROBERT G. MORRIS            Executive Vice            Elected in 1995              Partner and Director of Equity
(11/6/1944)                 President                                              Investments, joined Lord Abbett in
                                                                                   1991.

CHRISTOPHER J. TOWLE        Executive Vice            Elected in 1999              Partner and Investment Manager,
(10/12/1957)                President                                              joined Lord Abbett in 1987.

TRACIE E. AHERN             Vice President            Elected in 1999              Partner and Director of Portfolio
(1/12/1968)                                                                        Accounting and Operations, joined
                                                                                   Lord Abbett in 1999.

JOAN A. BINSTOCK            Chief Financial           Elected in 1999              Partner and Chief Operations
(3/4/1954)                  Officer & Vice                                         Officer, joined Lord Abbett in
                            President                                              1999.

JAMES BERNAICHE             Chief Compliance          Elected in 2004              Chief Compliance Officer, joined
(7/28/1956)                 Officer                                                Lord Abbett in 2001; formerly
                                                                                   Chief Compliance Officer with
                                                                                   Credit Suisse Asset Management.

DANIEL E. CARPER            Vice President            Elected in 1993              Partner, joined Lord Abbett in
(1/22/1952)                                                                        1979.

MICHAEL S. GOLDSTEIN        Vice President            Elected in 1999              Partner and Fixed Income
(10/29/1968)                                                                       Investment Manager, joined Lord
                                                                                   Abbett in 1997.

PAUL A. HILSTAD             Vice President &          Elected in 1995              Partner and General Counsel,
(12/13/1942)                Secretary                                              joined Lord Abbett in 1995.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION          LENGTH OF SERVICE               PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST            OF CURRENT POSITION             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ELLEN G. ITSKOVITZ          Vice President            Elected in 2002              Partner and Senior Research
(10/30/1957)                                                                       Analyst, joined Lord Abbett in
                                                                                   1998.

LAWRENCE H. KAPLAN          Vice President and        Elected in 1997              Partner and Deputy General
(1/16/1957)                 Assistant Secretary                                    Counsel, joined Lord Abbett in
                                                                                   1997.

JERALD LANZOTTI             Vice President            Elected in 2003              Partner and Fixed Income
(6/12/1967)                                                                        Investment Manager, joined Lord
                                                                                   Abbett in 1996.

ROBERT A. LEE               Vice President            Elected in 1998              Partner and Fixed Income
(8/28/1969)                                                                        Investment Manager - Mortgage and
                                                                                   Asset Backed Securities, joined
                                                                                   Lord Abbett in 1997.

MAREN LINDSTROM             Vice President            Elected in 2003              Partner and Fixed Income
(9/17/1962)                                                                        Investment Manager, joined Lord
                                                                                   Abbett in 2000.

A. EDWARD OBERHAUS, III     Vice President            Elected in 1996              Partner and Manager of Equity
(12/21/1959)                                                                       Trading, joined Lord Abbett in
                                                                                   1983.

WALTER H. PRAHL             Vice President            Elected in 1998              Partner and Director of
(2/13/1958)                                                                        Quantitative Research, Taxable
                                                                                   Fixed Income, joined Lord Abbett
                                                                                   in 1997.

CHRISTINA T. SIMMONS        Vice President and        Elected in 2000              Assistant General Counsel, joined
(11/12/1957)                Assistant Secretary                                    Lord Abbett in 1999; formerly
                                                                                   Assistant General Counsel of
                                                                                   Prudential Investments (1998 -
                                                                                   1999); prior thereto Counsel of
                                                                                   Drinker, Biddle & Reath LLP, a law
                                                                                   firm.

BERNARD J. GRZELAK          Treasurer                 Elected in 2003              Director of Fund Administration,
(6/12/1971)                                                                        joined Lord Abbett in 2003,
                                                                                   formerly Vice President, Lazard
                                                                                   Asset Management LLC (2000 -
                                                                                   2003), prior thereto Manager of
                                                                                   Deloitte.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Funds' portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Trust will be required to file the Funds' complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust's Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

   TAX INFORMATION

   39.82% and 7.18% of the ordinary income distribution paid by the Balanced Fund and Convertible Fund, respectively, during fiscal 2004 is qualifying dividend income. For corporate shareholders, only 40.62% and 7.18% of the Balanced Fund's and Convertible Fund's ordinary income distributions qualified for the dividends received deduction.

   Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2004, $39,316, and $195,568 for Balanced Fund and Limited Duration Fund respectively, represent long-term capital gains.

[LORD ABBETT(R) LOGO]

                                                        Lord Abbett Investment Trust
     This report when not used for the general                 Balanced Series
    information of shareholders of the Fund, is                Lord Abbett Convertible Fund
       to be distributed only if preceded or                   Lord Abbett High Yield Fund
     accompanied by a current Fund Prospectus.                 Limited Duration U.S. Government & Government
                                                                 Sponsored Enterprises Fund
Lord Abbett Mutual Fund shares are distributed by:             U.S. Government & Government                      LAIT-2-1104
      LORD ABBETT DISTRIBUTOR LLC                                Sponsored Enterprises Fund                           (1/05)

[LORD ABBETT LOGO]

2004
  ANNUAL
    REPORT

LORD ABBETT
   CORE FIXED INCOME FUND
   TOTAL RETURN FUND


FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

--------------------------------------------------------------------------------
LORD ABBETT INVESTMENT TRUST ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Core Fixed Income and Total Return Funds' strategies and performance for the fiscal year ended November 30, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended November 30, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

    The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

    Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index(1) , were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1% to 1.25%, and stocks responded positively to

--------------------------------------------------------------------------------

the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

    After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

    In October and November 2004 employment increased. The Consumer Price Index
(CPI) increased 0.5% in October. In addition, the S&P 500 Index gained 1.4% in October as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. The S&P 500 Index achieved new 52-week highs in November, ending the month up 3.9%.

    All told, the Fed increased its fed funds rate in 0.25% increments from an extremely accommodative 1% to 2.25% over the twelve-month period ended November 30, 2004. Since the Fed moves were widely anticipated, their effects were only felt in the shortest of bond maturities. On the other hand, long-term rates, which are generally driven by inflation, actually fell.

    With short-term rates rising and long-term rates falling, the yield curve (a graph that compares short-term rates to intermediate and long-term rates) "flattened." The yield curve is said to be flattening when the difference between short- and long-term rates is diminishing. This curve occurred in the latter half of the year, as previously expected inflation did not fully materialize.

    Elsewhere in the domestic fixed-income market, bond yields for Mortgage Backed Securities (MBS) ended the year at levels (relative to U.S. Treasuries) similar

--------------------------------------------------------------------------------

to where they had begun. MBS are traditionally bonds linked to pools of individual mortgages, allowing the holder to receive the principal and interest payments of those mortgages. The two major MBS issuers, Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), were in the headlines during the year as regulators scrutinized their accounting practices. Many investors believe there is an "implied guarantee" from the U.S. Government backing these agency bonds. The increased scrutiny has the potential to challenge that belief in the future. In 2004, however, yields of Fannie Mae and Freddie Mac bonds ended the year close to where they had begun.

    Less liquid, riskier securities improved during the twelve-month period ended November 30, 2004, as investors accepted credit risk in exchange for higher yields. The high yield and emerging markets were especially robust, registering index returns of 9.6% and 14.3% respectively.

Q:  HOW DID THE FUNDS PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: For the fiscal year ended November 30, 2004, Core Fixed Income Fund Class A shares returned 3.7% and Total Return Fund Class A shares returned 4.3%, both reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested. Their peer group, the Lipper Intermediate Investment Grade Debt Funds Average,(2) returned 4.0% and their benchmark, the Lehman Aggregate Bond Index,(3) returned 4.4% for the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions as of November 30, 2004, are Core Fixed Income Fund 1 Year:
-1.22% and Since Inception (08/31/00): 6.08%; and Total Return Fund 1 Year:
-0.70% and Since Inception (08/31/00): 6.32%. Class A shares purchased subject to a front-end sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Contributing to performance in the Funds, relative to the benchmark, was the "barbell"structure of the portfolio. (When the

--------------------------------------------------------------------------------

short and the long end of the yield curve are more heavily weighted than intermediate bonds, the portfolio structure is said to be a barbell). An overweight in long maturity debt helped as the yield curve flattened.

    Allocations to non-Treasury securities were heavier earlier in the year and then flat to underweight later. MBS allocations were maintained at below-benchmark levels throughout the year due to stretched valuations; in fact, MBS yielded less than agencies for much of the year. Within the mortgage portfolio, coupon selection added to return. The portfolios favored lower coupon
(par) securities earlier in the year. In the second half of the year, portfolio positions were rotated towards higher coupon (premium) securities, which outperformed due to slower-than-expected prepayments even as mortgage rates fell. At the end of the third quarter, as Congressional hearings were conducted on accounting practices at Fannie Mae, the portfolios' holdings of Fannie Mae securities were reduced. Agency debt continued to perform well despite the scrutiny. Midway through the fourth quarter, the portfolios made a small foray into the adjustable rate mortgage market, with a roughly 1% allocation to the Total Return and Core Fixed Income Funds.

    Meanwhile, the portfolios' positions in the corporate bond market were reduced, reflecting diminishing compensation for risk. Given the low cost of funds, and sagging equity levels, management teams at several companies announced stock repurchase programs funded by debt. Such buybacks, while welcomed by equity investors, generally degrade balance sheets. However, the portfolios maintained overweights in the cable, automotive and telecommunications industries, all of which have held up well.

    As corporate allocations were reduced, positions in asset-backed securities were increased, particularly in floating rate credit card and home equity securities. This reflects an effort to maximize yield on securities with little interest-rate sensitivity.

    In the emerging markets, a small overweight in the Total Return Fund was rebuilt following weakness mid-year. This added to performance late in the period as the sector benefited from a convergence of positive factors: low interest rates, high commodities prices, decent growth and investor appetite for risk. Additionally, the portfolio was underweight the underperfoming, oil-consuming Asian countries, yet held overweight positions in Latin American sovereign credits.

    High-yield sector allocations in the Total Return Fund did well but, since the portfolio was slightly underweight the sector, Fund performance did not keep up with that of the market as a whole. Positions in the chemical and paper industries were retained, as those companies were able to offset higher input costs with higher product prices. The portfolios' focus on higher credit quality during this period also detracted from performance as lower rated credits did well.

--------------------------------------------------------------------------------

    THE FUNDS' PORTFOLIOS ARE ACTIVELY MANAGED AND, THEREFORE, THEIR HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT EACH FUND, INCLUDING THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THESE FUNDS OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2004 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average or index.
(3) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Funds' Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Lehman Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                 THE FUND (CLASS Y SHARES)   LEHMAN AGGREGATE
                 AT NET ASSET VALUE(1)       BOND INDEX*(2)
 3/16/1998                      $   10,000         $   10,000
11/30/1998                      $   10,702         $   10,670
11/30/1999                      $   10,818         $   10,666
11/30/2000                      $   11,906         $   11,632
11/30/2001                      $   13,408         $   12,930
11/30/2002                      $   14,342         $   13,879
11/30/2003                      $   15,099         $   14,598
11/30/2004                      $   15,733         $   15,246

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                1 YEAR     5 YEARS     LIFE OF CLASS
              CLASS A(3)         -1.22%         --              6.08%
              CLASS B(4)         -0.82%         --              6.48%
              CLASS C(5)          3.13%         --              6.85%
              CLASS P(6)          3.62%         --              7.32%
              CLASS Y(1)          4.20%       7.78%             6.99%

             30-DAY SEC YIELD FOR THE YEAR ENDED NOVEMBER 30, 2004:

              CLASS A     CLASS B    CLASS C    CLASS P    CLASS Y
               2.79%       2.75%      2.73%      3.26%      3.69%

(1) Total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ended November 30, 2004. Class Y shares commenced operations on March 16, 1998. Performance is at net asset value.
(2) Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on March 31, 1998.
(3) Class A shares commenced operations on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the class.
(5) Class C shares commenced operations on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on August 31, 2000. Performance is at net asset value.

TOTAL RETURN FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Lehman Aggregate Bond Index and the Lehman U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                    THE FUND (CLASS Y SHARES)    LEHMAN AGGREGATE    LEHMAN U.S. UNIVERSAL
                     AT NET ASSET VALUE(1)         BOND INDEX(2)            INDEX(2)
12/14/1998                         $   10,000          $   10,000               $   10,000
11/30/1999                         $   10,120          $    9,966               $   10,036
11/30/2000                         $   11,146          $   10,869               $   10,893
11/30/2001                         $   12,572          $   12,082               $   12,073
11/30/2002                         $   13,399          $   12,969               $   12,914
11/30/2003                         $   14,243          $   13,640               $   13,794
11/30/2004                         $   14,904          $   14,246               $   14,499

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                1 YEAR     5 YEARS     LIFE OF CLASS
              Class A(3)         -0.70%         --              6.32%
              Class B(4)         -0.35%         --              6.73%
              Class C(5)          3.50%         --              7.10%
              Class P(6)          4.23%         --              7.60%
              Class Y(1)          4.64%       8.05%             6.94%

             30-DAY SEC YIELD FOR THE YEAR ENDED NOVEMBER 30, 2004:

              CLASS A     CLASS B    CLASS C    CLASS P    CLASS Y
               2.81%       2.45%      2.44%      2.98%      3.45%

(1) Total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ended November 30, 2004. Class Y shares commenced operations on December 14, 1998. Performance is at net asset value.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on December 31, 1998.
(3) Class A shares commenced operations on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the class.
(5) Class C shares commenced operations on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on August 31, 2000. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES

     For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING        ENDING         EXPENSES
                                                        ACCOUNT         ACCOUNT       PAID DURING
                                                         VALUE           VALUE          PERIOD+
                                                     -------------   -------------   -------------
                                                                                        6/1/04 -
                                                         6/1/04         11/30/04        11/30/04
                                                     -------------   -------------   -------------
CLASS A
Actual                                               $    1,000.00   $    1,034.40   $        5.29
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,019.90   $        5.25
CLASS B
Actual                                               $    1,000.00   $    1,031.80   $        8.38
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,016.75   $        8.32
CLASS C
Actual                                               $    1,000.00   $    1,031.80   $        8.38
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,016.75   $        8.32
CLASS P
Actual                                               $    1,000.00   $    1,034.50   $        5.60
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,019.50   $        5.56
CLASS Y
Actual                                               $    1,000.00   $    1,037.60   $        3.26
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,021.75   $        3.24

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.04% for Class A, 1.65% for Class B and Class C, 1.10% for Class P and 0.64% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

PORTFOLIO HOLDINGS PRESENTED BY CREDIT RATING
NOVEMBER 30, 2004

SECTOR                            %*
AAA                             56.55%
A+                               1.45%
A                                1.15%
BBB+                             3.11%
BBB                              1.84%
BBB-                             6.74%
BB+                              0.84%
U.S. Treasury                   16.21%
Short-Term Investments          12.11%
Total                          100.00%

* Represents percent of total investments.

TOTAL RETURN FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING        ENDING         EXPENSES
                                                        ACCOUNT         ACCOUNT       PAID DURING
                                                         VALUE           VALUE          PERIOD+
                                                     -------------   -------------   -------------
                                                                                        6/1/04 -
                                                         6/1/04         11/30/04        11/30/04
                                                     -------------   -------------   -------------
CLASS A
Actual                                               $    1,000.00   $    1,038.40   $        5.25
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,019.85   $        5.20
CLASS B
Actual                                               $    1,000.00   $    1,036.30   $        8.40
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,016.75   $        8.32
CLASS C
Actual                                               $    1,000.00   $    1,035.30   $        8.40
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,016.75   $        8.32
CLASS P
Actual                                               $    1,000.00   $    1,039.20   $        5.51
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,019.50   $        5.46
CLASS Y
Actual                                               $    1,000.00   $    1,041.40   $        3.32
Hypothetical (5% Return Before Expenses)             $    1,000.00   $    1,021.75   $        3.29

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.65% for Class B and Class C, 1.08% for Class P and 0.65% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

PORTFOLIO HOLDINGS PRESENTED BY CREDIT RATING
NOVEMBER 30, 2004

SECTOR                            %*
AAA                             50.35%
A+                               1.41%
A                                0.91%
BBB+                             2.84%
BBB                              1.47%
BBB-                             7.21%
BB+                              3.31%
BB                               1.22%
BB-                              1.81%
B+                               0.32%
B                                0.15%
B-                               0.42%
CCC+                             0.06%
U.S. Treasury                   11.22%
Short-Term Investments          17.30%
Total                          100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
CORE FIXED INCOME FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
INVESTMENTS                                                                 RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 93.37%

ASSET-BACKED SECURITIES 12.31%
American Express Credit 2000-2 A                                           2.265%#    9/17/2007   $        430    $    430,378
American Express Master Trust 2002-1 A                                      2.17%#   12/15/2005            935         935,653
Ameriquest Mortgage Securities 2004-R7 A5                                  2.575%#    8/25/2034            226         225,798
Chase Credit Card Master Trust 2002-5 A                                     2.20%#   10/15/2009            560         561,426
CitiFinancial Mortgage Sec., Inc. 2004-1 AF1                                2.27%#    4/25/2034            243         242,776
Comed Transitional Funding 1998-1 A5                                        5.44%     3/25/2007            117         117,347
Countrywide Asset-Backed Certificates 2004-12 AF1                          2.394%#    3/25/2022            580         580,000
Connecticut RRB Special Purpose Trust 2001-1 A2                             5.36%     3/30/2007            266         268,092
Discover Card Master Trust I 2002-1 A                                       2.17%#    7/15/2007            370         370,233
Discover Card Master Trust I 2000-2 A                                       2.28%#    9/18/2007            700         700,730
Discover Card Master Trust I 2002-4 B                                       2.45%#    4/15/2008            200         200,513
Honda Auto Receivables Owner 2003-1 A3                                      1.92%    11/20/2006            734         732,736
Illinois Power 1998-1 A5                                                    5.38%     6/25/2007             76          76,621
MBNA Master Credit Card Trust 2000-A A                                      7.35%     7/16/2007            415         419,496
MBNA Master Credit Card Trust 2000-K A                                      2.18%#    3/17/2008            630         630,662
PP&L Transition Bond Co., LLC 1999-1 A5                                     6.83%     3/25/2007            127         127,761
Residential Asset Mortgage 2004-RS1 AI1                                     2.35%#    1/25/2022            298         298,589
Residential Asset Sec. Corp. 2003-KS11 AI1                                  2.35%#    9/25/2021             68          68,116
Residential Asset Sec. Corp. 2003-KS8 AI1                                   2.30%#    5/25/2021            210         209,772
Residential Asset Securities Corp. 2004-KS1 AI1                             1.99%#    9/25/2020            212         212,382
SLM Student Loan Trust 2003-3 A2                                            1.90%#    6/15/2010            271         270,812
Toyota Auto Receivables Owner Trust 2002-C A4                               2.15%#    5/15/2009            450         450,413
                                                                                                                  ------------
TOTAL                                                                                                                8,130,306
                                                                                                                  ------------

CORPORATE BONDS 16.37%
Amerada Hess Corp.                                                         7.875%     10/1/2029             90         103,723
American Standard Cos., Inc.                                               7.625%     2/15/2010            140         159,950
AT&T Broadband Corp.                                                       8.375%     3/15/2013            125         151,683
AT&T Broadband Corp.                                                       9.455%    11/15/2022            171         231,286
Dun & Bradstreet Corp.                                                     6.625%     3/15/2006            239         246,190
Ford Motor Credit Corp.                                                    6.875%      2/1/2006          2,680       2,770,123
France Telecom(a)                                                           9.25%      3/1/2031            240         317,784
Gazprom Int'l. S.A.+(a)                                                    7.201%      2/1/2020            250         261,250
General Electric Capital Corp.                                             7.375%     1/19/2010            580         662,060
General Electric Co.                                                        5.00%      2/1/2013            309         314,210
General Mills, Inc.                                                        5.125%     2/15/2007            180         185,601

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                        8.00%     11/1/2031   $        250    $    251,212
Goldman Sachs Group, Inc. (The)                                            6.875%     1/15/2011            675         755,976
Harrah's Operating Co., Inc.                                                8.00%      2/1/2011            275         318,218
HCA, Inc.                                                                  7.875%      2/1/2011            240         262,576
Household Finance Corp.                                                     7.00%     5/15/2012            305         346,465
Int'l. Flavors & Frag., Inc.                                                6.45%     5/15/2006            210         218,995
Kansas City Power & Light                                                  7.125%    12/15/2005            210         219,346
Lubrizol Corp. (The)                                                        5.50%     10/1/2014            195         192,726
Phelps Dodge Corp.                                                          8.75%      6/1/2011            105         127,875
Quest Diagnostics, Inc.                                                     7.50%     7/12/2011            310         354,956
Scholastic Corp.                                                            5.75%     1/15/2007            185         192,024
Shaw Communications, Inc.(a)                                                7.25%      4/6/2011            120         132,000
Sprint Capital Corp.                                                        8.75%     3/15/2032             88         113,716
Telecom Italia Capital+(a)                                                  4.00%     1/15/2010            175         170,433
Telecom Italia Capital(a)                                                   5.25%    11/15/2013            425         425,227
Telus Corp.(a)                                                              8.00%      6/1/2011            135         158,187
Time Warner, Inc.                                                          6.125%     4/15/2006            110         114,201
Time Warner, Inc.                                                          7.625%     4/15/2031            370         434,915
UnitedHealth Group, Inc.                                                   3.375%     8/15/2007            263         260,910
Verizon Global Funding Corp.                                                7.25%     12/1/2010            228         260,790
Weyerhaeuser Co.                                                           7.375%     3/15/2032             87         100,897
                                                                                                                  ------------
TOTAL                                                                                                               10,815,505
                                                                                                                  ------------

FOREIGN BONDS 0.88%
Republic of Poland(a)                                                       5.25%     1/15/2014             70          71,890
Republic of South Africa(a)                                                 6.50%      6/2/2014             70          76,213
United Mexican States(a)                                                   6.375%     1/16/2013            295         309,012
United Mexican States(a)                                                    6.75%     9/27/2034            130         123,825
                                                                                                                  ------------
TOTAL                                                                                                                  580,940
                                                                                                                  ------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 9.63%
Federal National Mortgage Assoc.                                            4.75%     2/21/2013          4,452       4,406,723
Federal National Mortgage Assoc.(b)                                         7.25%     1/15/2010          1,701       1,951,256
                                                                                                                  ------------
TOTAL                                                                                                                6,357,979
                                                                                                                  ------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 28.00%
Federal Home Loan Mortgage Corp. Gold                                       6.50%           TBA            650         681,281

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. A13117                                     5.00%      9/1/2033   $        653    $    646,565
Federal Home Loan Mortgage Corp. A13484                                     7.00%      9/1/2033             60          63,973
Federal Home Loan Mortgage Corp. A18187                                     6.50%      2/1/2034            620         650,571
Federal Home Loan Mortgage Corp. A19825                                     5.00%      3/1/2034          1,192       1,179,424
Federal Home Loan Mortgage Corp. A21418                                     5.00%      5/1/2034            379         375,346
Federal Home Loan Mortgage Corp. B14164                                     4.50%      5/1/2019          1,579       1,569,959
Federal Home Loan Mortgage Corp. B15140                                     4.50%      6/1/2019            452         449,194
Federal Home Loan Mortgage Corp. B15194                                     5.00%      6/1/2019            439         444,742
Federal Home Loan Mortgage Corp. B15593                                     5.50%      7/1/2019          1,070       1,104,632
Federal Home Loan Mortgage Corp. C01622                                     5.00%      9/1/2033            828         819,939
Federal Home Loan Mortgage Corp. C63990                                     7.00%      2/1/2032            265         281,081
Federal Home Loan Mortgage Corp. C67868                                     7.00%      6/1/2032             49          51,578
Federal Home Loan Mortgage Corp. E01386                                     5.00%      6/1/2018            767         778,272
Federal Home Loan Mortgage Corp. E01426                                     5.00%      8/1/2018            750         760,737
Federal Home Loan Mortgage Corp. E01488                                     5.00%     10/1/2018            167         169,078
Federal Home Mortgage Loan Corp. B16574                                     5.00%      9/1/2019          1,001       1,015,331
Federal National Mortgage Assoc.                                            6.50%           TBA          2,905       3,048,434
Federal National Mortgage Assoc.                                           3.894%#    12/1/2034            335         336,953
Federal National Mortgage Assoc.                                            5.50%      3/1/2034            589         596,912
Federal National Mortgage Assoc.                                            5.50%      5/1/2034          2,612       2,645,937
Federal National Mortgage Assoc.                                            5.50%      7/1/2034            176         178,424
Federal National Mortgage Assoc.                                            5.50%      9/1/2034            471         476,976
Federal National Mortgage Assoc.                                            6.55%      9/1/2007             55          57,986
Federal National Mortgage Assoc.                                            6.87%      4/1/2006             90          92,508
Federal National Mortgage Assoc.                                           7.011%     12/1/2006             14          14,547
                                                                                                                  ------------
TOTAL                                                                                                               18,490,380
                                                                                                                  ------------

NON-AGENCY COMMERCIAL
MORTGAGE-BACKED SECURITIES 8.96%
Credit Suisse First Boston 1998-C2 A1                                       5.96%    11/11/2030            571         585,969
DLJ Commercial Mortgage Corp. 1998-CF1 A1A                                  6.14%     2/18/2031            188         188,749
GMAC Commercial Mtg. Sec., Inc. 2003-C1 A2                                 4.079%     5/10/2036          1,190       1,138,119
Greenwich Capital Comm. Funding 2003-C2 A2                                 4.022%      1/5/2036            690         687,572
JP Morgan Chase Commercial 2004-CB8 A4                                     4.404%     1/12/2039          1,495       1,438,475
LB Commercial Conduit Mtg. Trust 1999-C1 B                                  6.93%     6/15/2031            215         238,630
LB-UBS Commercial Mortgage 2003-C1 A4                                      4.394%     3/15/2032             25          24,376
LB-UBS Commercial Mortgage 2003-C8 A3                                       4.83%    11/15/2027            130         131,838
Morgan Stanley Capital 2004-HQ3 A3                                          4.49%     1/13/2041            340         337,284
Morgan Stanley Capital 2004-HQ3 A4                                          4.80%     1/13/2041            965         959,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
CORE FIXED INCOME FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mtg. 2003-C5 A2                                   3.989%     6/15/2035   $        200    $    189,460
                                                                                                                  ------------
TOTAL                                                                                                                5,919,797
                                                                                                                  ------------

U.S. TREASURY OBLIGATIONS 17.22%
U.S. Treasury Bond                                                          5.25%     2/15/2029          4,617       4,722,148
U.S. Treasury Note                                                          4.00%     6/15/2009            516         523,861
U.S. Treasury Note(c)                                                      4.875%     2/15/2012          4,777       5,008,761
U.S. Treasury Strips                                                 Zero Coupon      8/15/2020            831         371,633
U.S. Treasury Strips                                                 Zero Coupon     11/15/2027          2,500         745,683
                                                                                                                  ------------
TOTAL                                                                                                               11,372,086
                                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS (COST $61,368,931)                                                                      61,666,993
                                                                                                                  ============

SHORT-TERM INVESTMENT 12.87%

REPURCHASE AGREEMENT 12.87%
Repurchase Agreement dated 11/30/2004,
2.00% due 12/1/2004 with Morgan Stanley
collateralized by $8,725,000
of Federal Home Loan Bank at 2.375%
due 10/16/2006; value: $8,648,656;
proceeds: $8,498,472
(cost $8,498,000)                                                                                        8,498       8,498,000
                                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES 106.24% (Cost $69,866,931)                                                          70,164,993
                                                                                                                  ============
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (6.24%)                                                              (4,122,229)
                                                                                                                  ============
NET ASSETS 100.00%                                                                                                $ 66,042,764
                                                                                                                  ============

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
  # Variable rate security. The interest rate represents the rate at November 30, 2004.
(a)  Foreign security traded in U.S. dollars.
(b) Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2004.
(c) All (or a portion of) security held as a deposit with brokers for securities sold short.
TBA To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

SECURITIES SOLD SHORT

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS                              RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Gold                                       5.00%           TBA   $        950    $    962,171
Federal Home Loan Mortgage Corp. Gold                                       5.50%           TBA            245         252,580
                                                                                                                  ------------
TOTAL (Proceeds $1,219,138)                                                                                       $  1,214,751
                                                                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
INVESTMENTS                                                                 RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 88.50%

ASSET-BACKED SECURITIES 10.59%
American Express Credit 2000-2 A                                          2.2653%#    9/17/2007   $      1,225    $  1,226,078
American Express Credit 2001-4 A                                            2.23%#   11/17/2008            800         801,758
American Express Credit 2001-7 A                                            2.22%#    2/16/2009            500         501,164
American Express Master Trust 2002-2 A                                      2.15%#    5/15/2006            300         300,263
Ameriquest Mortgage Securities 2004-R7 A5                                  2.301%#    8/25/2034          1,017       1,017,518
BMW Vehicle Owner Trust 2003-A A3                                           1.94%     2/25/2007            253         252,098
Capital Auto Rec. Asset Trust 2004-1 A2                                     1.40%     5/15/2006            496         494,553
Citibank Credit Card 2001-A8 A8                                             4.10%     12/7/2006          1,115       1,116,103
Citibank Credit Card 2002-A2 A2                                             2.32%#    2/15/2007          1,105       1,105,852
Citifinancial Mortgage Sec., Inc. 2004-1 AF1                                2.27%#    4/25/2034            659         658,963
Comed Transitional Funding 1998-1 A5                                        5.44%     3/25/2007            306         308,036
Countrywide Asset-Backed Certificates
Series 2004-12 AF1                                                         2.394%#    3/25/2022          1,710       1,710,000
Detroit Edison Securitization Funding LLC
Series 2001-1 A2                                                            5.51%      3/1/2007            348         350,437
Discover Card Master Trust I 2000-1 A                                       2.27%#    8/16/2007          1,150       1,150,975
Discover Card Master Trust I 2000-5 A                                       2.28%#   11/15/2007            590         590,787
Discover Card Master Trust I 2002-4 A                                       2.16%#    4/15/2008          1,000       1,000,990
First USA Credit Card MT 2001-1 A                                           2.28%#    9/19/2008          2,400       2,405,117
Ford Credit Auto Owner Trust 2002-A A3B                                     2.22%#    1/15/2006             63          62,751
Ford Credit Auto Owner Trust 2002-A A4A                                     4.36%     9/15/2006            704         708,922
Honda Auto Receivables Owner 2002-3 A3                                      3.00%     5/18/2006            259         259,096
Honda Auto Receivables Owner 2003-1 A3                                      1.92%    11/20/2006          1,363       1,359,633
Illinois Power 1998-1 A5                                                    5.38%     6/25/2007            167         168,566
MBNA Credit Card Master Note 2002-A6 A6                                     3.90%    11/15/2007            400         402,738
MBNA Master Credit Card Trust 1996-M A                                      2.42%#    4/15/2009            500         501,567
MBNA Master Credit Card Trust 2000-A A                                      7.35%     7/16/2007            925         935,021
Residential Asset Mortgage 2004-RS1 AI1                                     2.35%#    1/25/2022          1,514       1,515,340
Residential Asset Mortgage 2004-RS7 AI1                                     2.35%#    8/25/2022          1,038       1,039,138
Residential Asset Sec. Corp. 2003-KS8 AI1                                   2.30%#    5/25/2021            509         509,446
SLM Student Loan Trust 2002-1 A1                                            2.13%#   10/25/2010            248         248,099
Toyota Auto Receivables Owner Trust 2002-C A4                               2.15%#    5/15/2009            500         500,459
USAA Auto Owner Trust 2002-1 A3                                             2.41%    10/16/2006            266         266,251
                                                                                                                  ------------
TOTAL                                                                                                               23,467,719
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 21.85%
Agco Corp.                                                                  9.50%      5/1/2008   $        385    $    412,912
Airgas, Inc.                                                                7.75%     9/15/2006            750         798,750
Amerada Hess Corp.                                                         7.875%     10/1/2029            331         381,470
American Standard Cos., Inc.                                               7.625%     2/15/2010          1,086       1,240,755
Aries Vermogensverwaltng+(a)                                                9.60%    10/25/2014            210         248,062
AT&T Broadband Corp.                                                       8.375%     3/15/2013            410         497,520
AT&T Broadband Corp.                                                       9.455%    11/15/2022            583         788,535
Bowater, Inc.                                                               6.50%     6/15/2013            620         610,128
Century Aluminum Co.+                                                       7.50%     8/15/2014            235         247,925
Chesapeake Energy Corp.                                                    8.375%     11/1/2008            502         539,650
Colorado Interstate Gas Co.                                                10.00%     6/15/2005            395         409,812
Corn Products Int'l., Inc.                                                  8.45%     8/15/2009            941       1,079,798
Corning, Inc.                                                               5.90%     3/15/2014            205         203,743
D. R. Horton, Inc.                                                         10.50%      4/1/2005            500         514,650
Dun & Bradstreet Corp.                                                     6.625%     3/15/2006            530         545,943
Ferrellgas Partners, L.P.                                                   6.75%      5/1/2014            500         517,500
Fisher Communications, Inc.+                                               8.625%     9/15/2014            355         385,175
FMC Corp.                                                                   6.75%      5/5/2005            372         378,510
Ford Motor Credit Corp.                                                    6.875%      2/1/2006          8,949       9,249,937
Fort James Corp.                                                           6.875%     9/15/2007            555         591,075
Fort James Corp.                                                            7.75%    11/15/2023            215         249,400
France Telecom S.A.(a)                                                      9.25%      3/1/2031            782       1,035,448
Gazprom Int'l. S.A.+(a)                                                    7.201%      2/1/2020            540         564,300
General Electric Capital Corp.                                              6.00%     6/15/2012            185         200,711
General Electric Capital Corp.                                             7.375%     1/19/2010          1,318       1,504,473
General Electric Co.                                                        5.00%      2/1/2013          1,758       1,787,642
General Mills, Inc.                                                        5.125%     2/15/2007            585         603,203
General Motors Corp.                                                        8.00%     11/1/2031            856         860,152
Goldman Sachs Group, Inc. (The)                                            6.875%     1/15/2011          2,347       2,628,556
Harrah's Operating Co., Inc.                                                8.00%      2/1/2011            981       1,135,172
HCA, Inc.                                                                  7.875%      2/1/2011            660         722,084
Hornbeck Offshore Services, Inc.+                                          6.125%     12/1/2014            230         228,275
Household Finance Corp.                                                     5.75%     1/30/2007            260         271,768
Household Finance Corp.                                                     7.00%     5/15/2012            985       1,118,913
Interpublic Group of Cos., Inc.                                             6.25%    11/15/2014            685         680,571
Int'l. Flavors & Frag., Inc.                                                6.45%     5/15/2006            655         683,054
Kansas City Power & Light                                                  7.125%    12/15/2005             97         101,317

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
L-3 Comm. Holdings Corp.                                                   7.625%     6/15/2012   $        582    $    634,380
Lubrizol Corp. (The)                                                        5.50%     10/1/2014            690         681,955
MarkWest Energy Partners L.P./Finance+                                     6.875%     11/1/2014            210         215,775
MGM Mirage, Inc.+                                                           6.75%      9/1/2012            460         485,300
Nevada Power Co.+                                                          5.875%     1/15/2015             25          25,250
Nevada Power Co.                                                            8.25%      6/1/2011            450         519,750
Northwest Pipeline Corp.                                                   8.125%      3/1/2010            475         532,594
Northwestern Corp.+                                                        5.875%     11/1/2014            225         230,649
Peabody Energy Corp.                                                       5.875%     4/15/2016            530         528,675
Phelps Dodge Corp.                                                          8.75%      6/1/2011            375         456,697
Quest Diagnostics, Inc.                                                     7.50%     7/12/2011            845         967,541
Rockwood Specialties Corp.+                                                 7.50%    11/15/2014            110         113,300
Rogers Cablesystems Ltd.(a)                                                10.00%     3/15/2005            735         749,700
Rogers Wireless, Inc.+(a)                                                   7.25%    12/15/2012            275         287,031
Scholastic Corp.                                                            5.75%     1/15/2007            625         648,728
Shaw Communications, Inc.(a)                                                7.25%      4/6/2011            468         514,800
Sprint Capital Corp.                                                        8.75%     3/15/2032            193         249,401
Telecom Italia Capital+(a)                                                  4.00%     1/15/2010            530         516,168
Telecom Italia Capital(a)                                                   5.25%    11/15/2013          1,430       1,430,765
Telus Corp.(a)                                                              8.00%      6/1/2011            470         550,725
Tennessee Gas Pipeline Co.                                                  6.00%    12/15/2011             95          92,150
Time Warner, Inc.                                                          6.125%     4/15/2006            235         243,975
Time Warner, Inc.                                                          7.625%     4/15/2031          1,202       1,412,886
UnitedHealth Group, Inc.                                                   3.375%     8/15/2007            779         772,809
Ventas Realty L.P. Capital Corp.+                                          6.625%    10/15/2014            425         434,563
Verizon Global Funding Corp.                                                7.25%     12/1/2010            633         724,036
Weyerhaeuser Co.                                                           7.375%     3/15/2032            299         346,761
                                                                                                                  ------------
TOTAL                                                                                                               48,383,253
                                                                                                                  ------------

FOREIGN BONDS 2.35%
Republic of Argentina(a)                                                    1.98%#     8/3/2012            140         112,070
Republic of Brazil, Federal(a)                                             8.875%    10/14/2019            220         221,375
Republic of Brazil, Federal(a)                                             10.50%     7/14/2014            730         837,675
Republic of Colombia(a)                                                    10.75%     1/15/2013            190         223,630
Republic of Ecuador+(a)                                                     8.00%#    8/15/2030             40          34,540
Republic of Panama(a)                                                      9.625%      2/8/2011            195         224,250
Republic of Peru(a)                                                        8.375%      5/3/2016            175         184,625
Republic of Peru(a)                                                        9.875%      2/6/2015            130         151,775

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Republic of Poland(a)                                                       5.25%     1/15/2014   $        255    $    261,885
Republic of South Africa(a)                                                 6.50%      6/2/2014            210         228,638
Republic of Turkey(a)                                                      9.875%     3/19/2008            115         128,800
Republic of Venezuela(a)                                                   10.75%     9/19/2013            305         362,188
Russian Federation+(a)                                                      5.00%     3/31/2030          1,025       1,022,437
United Mexican States(a)                                                   6.375%     1/16/2013            770         806,575
United Mexican States(a)                                                    6.75%     9/27/2034            425         404,812
                                                                                                                  ------------
TOTAL                                                                                                                5,205,275
                                                                                                                  ------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 9.62%
Federal National Mortgage Assoc.                                            4.75%     2/21/2013         15,123      14,969,199
Federal National Mortgage Assoc.(c)                                         7.25%     1/15/2010          5,513       6,324,089
                                                                                                                  ------------
TOTAL                                                                                                               21,293,288
                                                                                                                  ------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 22.63%
Federal Home Loan Mortgage Corp. Gold                                       5.00%           TBA          1,180       1,165,618
Federal Home Loan Mortgage Corp. Gold                                       6.50%           TBA          2,520       2,642,064
Federal Home Loan Mortgage Corp. A13484                                     7.00%      9/1/2033            130         138,607
Federal Home Loan Mortgage Corp. A21418                                     5.00%      5/1/2034          1,105       1,093,287
Federal Home Loan Mortgage Corp. A22363                                     5.00%      5/1/2034          1,985       1,963,881
Federal Home Loan Mortgage Corp. B10496                                     5.00%     11/1/2018          5,042       5,114,463
Federal Home Loan Mortgage Corp. B14216                                     4.50%      5/1/2019          1,779       1,768,290
Federal Home Loan Mortgage Corp. B15140                                     4.50%      6/1/2019          1,360       1,352,412
Federal Home Loan Mortgage Corp. B15328                                     5.00%      6/1/2019          2,535       2,570,956
Federal Home Loan Mortgage Corp. B15593                                     5.50%      7/1/2019          3,230       3,334,542
Federal Home Loan Mortgage Corp. C01622                                     5.00%      9/1/2033          2,503       2,479,815
Federal Home Loan Mortgage Corp. C63990                                     7.00%      2/1/2032            115         121,805
Federal Home Loan Mortgage Corp. C66953                                     7.00%      5/1/2032            573         608,074
Federal Home Loan Mortgage Corp. C70001                                     6.50%      8/1/2032          1,301       1,364,783
Federal Home Loan Mortgage Corp. C77216                                     7.00%      8/1/2032            189         200,151
Federal Home Loan Mortgage Corp. E01426                                     5.00%      8/1/2018          1,212       1,229,515
Federal Home Loan Mortgage Corp. E01488                                     5.00%     10/1/2018            181         184,011
Federal Home Loan Mortgage Corp. G01658                                     5.00%      2/1/2034          2,194       2,173,634
Federal Home Loan Mortgage Corp. G18020                                     4.50%     11/1/2019            600         596,545
Federal National Mortgage Assoc.                                            5.50%           TBA            550         556,359
Federal National Mortgage Assoc.                                            6.50%           TBA          6,895       7,235,441
Federal National Mortgage Assoc.                                           3.894%#    12/1/2034          1,070       1,076,238

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                                            5.50%      3/1/2034   $      1,473    $  1,492,280
Federal National Mortgage Assoc.                                            5.50%      5/1/2034          6,302       6,382,828
Federal National Mortgage Assoc.                                            5.50%      7/1/2034            440         446,062
Federal National Mortgage Assoc.                                            5.50%      9/1/2034          1,864       1,888,032
Federal National Mortgage Assoc.                                            5.50%     11/1/2034            600         607,721
Federal National Mortgage Assoc.                                            6.50%      7/1/2008            208         222,543
Federal National Mortgage Assoc.                                            6.87%      4/1/2006             45          46,254
Federal National Mortgage Assoc.                                           7.034%      7/1/2006              9           9,344
Federal National Mortgage Assoc.                                            7.04%      3/1/2007             46          48,325
                                                                                                                  ------------
TOTAL                                                                                                               50,113,880
                                                                                                                  ------------

NON-AGENCY COMMERCIAL MORTGAGE-BACKED
SECURITIES 9.45%
Banc of America Commercial Mtg. 2003-2 A2                                  4.342%     3/11/2041            860         864,746
Bear Stearns Commercial Mtg. 2004-PWR3                                     4.487%     2/11/2041            325         320,797
Credit Suisse First Boston 1998-C2 A1                                       5.96%    11/11/2030          1,093       1,122,206
DLJ Commercial Mortgage Corp. 1998-CF1 A1A                                  6.14%     2/18/2031            277         278,442
GMAC Commercial Mtg. Sec., Inc. 2002-C3 A2                                  4.93%     7/10/2039          1,345       1,366,002
GMAC Commercial Mtg. Sec., Inc. 2003-C1 A2                                 4.079%     5/10/2036          5,775       5,523,227
Greenwich Capital Comm. Funding 2003-C2 A2                                 4.022%      1/5/2036            425         423,505
JP Morgan Chase Commercial 2002-C1 A2                                      4.914%     7/12/2037            390         400,163
JP Morgan Chase Commercial 2004-CB8 A4                                     4.404%     1/12/2039          3,670       3,531,239
LB-UBS Commercial Mortgage 2003-C1 A4                                      4.394%     3/15/2032            395         385,137
LB-UBS Commercial Mortgage 2003-C8 A3                                       4.83%    11/15/2027            750         760,606
Morgan Stanley Capital 2004-HQ3 A3                                          4.49%     1/13/2041          1,150       1,140,812
Morgan Stanley Capital 2004-HQ3 A4                                          4.80%     1/13/2041          3,100       3,081,770
Wachovia Bank Commercial Mtg. 2003-C5 A2                                   3.989%     6/15/2035          1,820       1,724,081
                                                                                                                  ------------
TOTAL                                                                                                               20,922,733
                                                                                                                  ------------

PASS-THROUGH AGENCIES 0.00%
Government National Mortgage Assoc.                                        12.00%     8/15/2013             --(b)           98
                                                                                                                  ------------

U.S. TREASURY OBLIGATIONS 12.01%
U.S. Treasury Bond                                                          5.25%     2/15/2029         13,647      13,957,797
U.S. Treasury Note                                                          4.00%     6/15/2009          1,176       1,193,917
U.S. Treasury Note(d)                                                      4.875%     2/15/2012          7,289       7,642,633
U.S. Treasury Strips                                                 Zero Coupon      8/15/2020          1,850         827,342
U.S. Treasury Strips                                                 Zero Coupon     11/15/2027          9,990       2,979,747
                                                                                                                  ------------
TOTAL                                                                                                               26,601,436
                                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS (Cost $194,578,718)                                                                    195,987,682
                                                                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
TOTAL RETURN FUND NOVEMBER 30, 2004

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
                                                                            RATE           DATE          (000)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 18.52%

REPURCHASE AGREEMENT 18.52%
Repurchase Agreement dated 11/30/2004,
2.00% due 12/1/2004 with Morgan Stanley
collateralized by $41,700,000
of Federal National Mortgage Assoc. at 2.388%
and 4.625% due at 10/7/2005 and 10/15/2013;
value: $41,625,041; proceeds: $41,007,278
(cost $41,005,000)                                                                                $     41,005    $  41,005,000
                                                                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES 107.02% (Cost $235,583,718)                                                         236,992,682
                                                                                                                  =============
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (7.02%)                                                              (15,549,822)
                                                                                                                  =============
NET ASSETS 100.00%                                                                                                $ 221,442,860
                                                                                                                  =============

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
  # Variable rate security. The interest rate represents the rate at November 30, 2004.
(a)  Foreign security traded in U.S. dollars.
(b)  Amount represents less than $1,000.
(c) Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2004.
(d) All (or a portion of) security held as a deposit with brokers for securities sold short.
TBA To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

SECURITIES SOLD SHORT

                                                                                                     PRINCIPAL
                                                                        INTEREST       MATURITY         AMOUNT
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS                              RATE           DATE          (000)           VALUE
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Gold                                       5.00%           TBA   $      2,200    $  2,228,187
Federal Home Loan Mortgage Corp. Gold                                       5.50%           TBA            785         809,286
                                                                                                                  ------------
TOTAL (Proceeds $3,047,834)                                                                                       $  3,037,473
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                                       CORE FIXED             TOTAL
                                                                                      INCOME FUND       RETURN FUND
ASSETS:
   Investment in securities, at cost                                               $   60,149,793    $  191,530,884
-------------------------------------------------------------------------------------------------------------------
   Investment in securities, at value                                              $   60,452,242    $  192,950,209
   Repurchase agreement, at cost and value                                              8,498,000        41,005,000
   Deposits with brokers for securities sold short                                      1,214,751         3,037,473
   Cash                                                                                       366           313,679
   Receivables:
     Interest and dividends                                                               561,553         1,909,271
     Investment securities sold                                                         1,558,684         6,091,461
     Capital shares sold                                                                  379,329           367,341
     From advisor                                                                          29,987           112,964
   Prepaid expenses and other assets                                                        6,862             7,066
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                        72,701,774       245,794,464
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities sold short, at fair value                                                 1,214,751         3,037,473
   Payables:
     Investment securities purchased                                                    5,064,076        20,313,284
     Capital shares reacquired                                                            101,928            88,047
     Management fee                                                                        27,172            87,499
     12b-1 distribution fees                                                               36,708            71,365
     Fund administration                                                                    2,176             7,004
     Directors' fees                                                                        1,219               573
     To affiliate                                                                               -            24,169
     Variation margin                                                                       1,781             6,000
   Dividends payable                                                                      171,221           619,812
   Accrued expenses and other liabilities                                                  37,978            96,378
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                    6,659,010        24,351,604
===================================================================================================================
NET ASSETS                                                                         $   66,042,764    $  221,442,860
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   66,142,489    $  219,967,830
Distributions in excess of net investment income                                          (93,745)         (285,214)
Accumulated net realized gain (loss) on investments and futures contracts                (326,998)          278,574
Net unrealized appreciation on investments and futures contracts                          321,018         1,481,670
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   66,042,764    $  221,442,860
===================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                     $   36,168,045    $   89,186,149
Class B Shares                                                                     $   14,053,382    $   34,318,804
Class C Shares                                                                     $   15,098,112    $   21,459,460
Class P Shares                                                                     $      278,226    $      677,270
Class Y Shares                                                                     $      444,999    $   75,801,177
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                                          3,385,215         8,451,419
Class B Shares                                                                          1,318,702         3,255,384
Class C Shares                                                                          1,418,760         2,035,210
Class P Shares                                                                             25,947            63,902
Class Y Shares                                                                             41,650         7,172,127
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                     $        10.68    $        10.55
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 4.75%)                                    $        11.21    $        11.08
Class B Shares-Net asset value                                                     $        10.66    $        10.54
Class C Shares-Net asset value                                                     $        10.64    $        10.54
Class P Shares-Net asset value                                                     $        10.72    $        10.60
Class Y Shares-Net asset value                                                     $        10.68    $        10.57

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                       CORE FIXED             TOTAL
                                                                                      INCOME FUND       RETURN FUND
INVESTMENT INCOME:
Dividends                                                                          $          151    $          429
Interest                                                                                2,678,300         7,675,468
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 2,678,451         7,675,897
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                            339,433           929,580
12b-1 distribution plan-Class A                                                           143,345           284,229
12b-1 distribution plan-Class B                                                           149,384           349,674
12b-1 distribution plan-Class C                                                           158,767           210,941
12b-1 distribution plan-Class P                                                               676             1,650
Shareholder servicing                                                                     148,860           335,021
Professional                                                                               18,730            36,211
Reports to shareholders                                                                    15,745            53,137
Fund administration                                                                        27,155            74,366
Custody                                                                                    16,411            27,858
Trustees' fees                                                                              1,351             5,986
Registration                                                                               54,635            70,214
Subsidy (see Note 3)                                                                            -           113,816
Other                                                                                      11,233             4,843
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                          1,085,725         2,497,526
   Expense reductions                                                                        (660)           (1,787)
   Expenses assumed by advisor                                                           (191,640)         (440,184)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                              893,425         2,055,555
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   1,785,026         5,620,342
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments and futures contracts                                    868,834         2,713,969
Net change in unrealized appreciation (depreciation) on
   investments and futures contracts                                                     (500,766)       (1,084,385)
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                          368,068         1,629,584
===================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    2,153,094    $    7,249,926
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                       CORE FIXED             TOTAL
INCREASE (DECREASE) IN NET ASSETS                                                     INCOME FUND       RETURN FUND
OPERATIONS:
Net investment income                                                              $    1,785,026    $    5,620,342
Net realized gain on investments and futures contracts                                    868,834         2,713,969
Net change in unrealized appreciation (depreciation) on
   investments and futures contracts                                                     (500,766)       (1,084,385)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    2,153,094         7,249,926
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                             (1,262,241)       (2,710,821)
   Class B                                                                               (427,632)       (1,041,214)
   Class C                                                                               (454,507)         (626,440)
   Class P                                                                                 (5,208)          (13,489)
   Class Y                                                                                 (1,899)       (2,147,065)
Net realized gain
   Class A                                                                               (560,541)         (910,267)
   Class B                                                                               (224,255)         (512,376)
   Class C                                                                               (235,572)         (282,457)
   Class P                                                                                   (149)              (32)
   Class Y                                                                                    (24)         (571,648)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    (3,172,028)       (8,815,809)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                      23,834,190        95,288,051
Reinvestment of distributions                                                           2,416,482         7,330,620
Cost of shares reacquired                                                             (29,695,166)      (34,413,770)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           (3,444,494)       68,204,901
===================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                  (4,463,428)       66,639,018
===================================================================================================================
NET ASSETS:
Beginning of year                                                                      70,506,192       154,803,842
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                        $   66,042,764    $  221,442,860
===================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                   $      (93,745)   $     (285,214)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                       CORE FIXED             TOTAL
INCREASE IN NET ASSETS                                                                INCOME FUND       RETURN FUND
OPERATIONS:
Net investment income                                                              $    1,366,734    $    3,347,580
Net realized gain on investments                                                        1,041,291         2,397,857
Net change in unrealized appreciation on investments and
   futures contracts                                                                      112,962           732,573
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    2,520,987         6,478,010
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                             (1,096,102)       (1,907,144)
   Class B                                                                               (453,278)       (1,136,454)
   Class C                                                                               (338,608)         (631,196)
   Class P                                                                                    (67)              (54)
   Class Y                                                                               (156,257)       (1,007,904)
Net realized gain
   Class A                                                                               (115,245)                -
   Class B                                                                                (79,591)                -
   Class C                                                                                (41,398)                -
   Class P                                                                                    (12)                -
   Class Y                                                                                (51,064)                -
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    (2,331,622)       (4,682,752)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                      57,763,379        91,210,225
Reinvestment of distributions                                                           1,633,148         3,539,436
Cost of shares reacquired                                                             (34,999,259)      (40,963,383)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                     24,397,268        53,786,278
===================================================================================================================
NET INCREASE IN NET ASSETS                                                             24,586,633        55,581,536
===================================================================================================================
NET ASSETS:
Beginning of year                                                                      45,919,559        99,222,306
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                        $   70,506,192    $  154,803,842
===================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                   $     (104,002)   $     (290,332)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
CORE FIXED INCOME FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.81       $  10.74     $  10.81     $  10.91     $       10.55
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .31(e)         .26          .43          .66               .18

   Net realized and unrealized gain                            .08            .26          .24          .61               .18
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .39            .52          .67         1.27               .36
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.37)          (.38)        (.54)       (1.37)                -

   Net realized gain                                          (.15)          (.07)        (.20)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.52)          (.45)        (.74)       (1.37)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.68       $  10.81     $  10.74     $  10.81     $       10.91
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.72%          4.84%        6.57%       12.64%             3.41%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.04%          1.05%         .70%         .01%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.32%          1.32%        1.45%        1.77%              .16%(d)

   Net investment income                                      2.92%          2.39%        4.06%        6.21%             1.67%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 36,168       $ 38,464     $ 18,593     $  5,139     $       2,814

   Portfolio turnover rate                                  434.57%        425.46%      433.27%      641.36%           595.00%

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.79       $  10.72     $  10.82     $  10.91     $       10.55
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .25(e)         .19          .36          .61               .18

   Net realized and unrealized gain                            .08            .27          .25          .66               .18
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .33            .46          .61         1.27               .36
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.31)          (.32)        (.51)       (1.36)                -

   Net realized gain                                          (.15)          (.07)        (.20)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.46)          (.39)        (.71)       (1.36)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.66       $  10.79     $  10.72     $  10.82     $       10.91
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.13%          4.26%        5.95%       12.57%             3.41%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.65%          1.65%        1.29%         .45%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.93%          1.95%        2.04%        2.21%              .16%(d)

   Net investment income                                      2.31%          1.76%        3.47%        5.77%             1.67%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 14,054       $ 15,745     $ 12,485     $  1,642     $           1

   Portfolio turnover rate                                  434.57%        425.46%      433.27%      641.36%           595.00%

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.77       $  10.70     $  10.79     $  10.91     $       10.55
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .25(e)         .19          .36          .61               .18

   Net realized and unrealized gain                            .08            .26          .26          .64               .18
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .33            .45          .62         1.25               .36
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.31)          (.31)        (.51)       (1.37)                -

   Net realized gain                                          (.15)          (.07)        (.20)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.46)          (.38)        (.71)       (1.37)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.64       $  10.77     $  10.70     $  10.79     $       10.91
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.13%          4.24%        6.06%       12.42%             3.41%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.65%          1.65%        1.29%         .53%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.93%          1.92%        2.04%        2.29%              .16%(d)

   Net investment income                                      2.31%          1.79%        3.47%        5.69%             1.67%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 15,098       $ 16,289     $  6,464     $    846     $           1

   Portfolio turnover rate                                  434.57%        425.46%      433.27%      641.36%           595.00%

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.86       $  10.78     $  10.83     $  10.91     $       10.55
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .32(e)         .25          .46          .64               .18

   Net realized and unrealized gain                            .06            .27          .22          .65               .18
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .38            .52          .68         1.29               .36
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.37)          (.37)        (.53)       (1.37)                -

   Net realized gain                                          (.15)          (.07)        (.20)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.52)          (.44)        (.73)       (1.37)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.72       $  10.86     $  10.78     $  10.83     $       10.91
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.62%          4.79%        6.59%       12.84%             3.41%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.10%          1.10%         .68%         .24%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.42%          1.37%        1.43%        2.00%              .16%(d)

   Net investment income                                      2.96%          2.34%        4.08%        6.06%             1.67%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $    278       $      6     $      2     $      2     $           1

   Portfolio turnover rate                                  434.57%        425.46%      433.27%      641.36%           595.00%

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                                  YEAR ENDED 11/30
                                                          --------------------------------------------------------------
                                                            2004           2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                        $  10.82       $  10.75     $  10.80     $  10.90     $  10.54
                                                          ========       ========     ========     ========     ========

Investment operations:

   Net investment income(a)                                    .39(e)         .32          .49          .66          .71

   Net realized and unrealized gain                            .05            .24          .22          .61          .29
                                                          --------       --------     --------     --------     --------

     Total from investment operations                          .44            .56          .71         1.27         1.00
                                                          --------       --------     --------     --------     --------

Distributions to shareholders from:

   Net investment income                                      (.43)          (.42)        (.56)       (1.37)        (.64)

   Net realized gain                                          (.15)          (.07)        (.20)           -            -
                                                          --------       --------     --------     --------     --------

     Total distributions                                      (.58)          (.49)        (.76)       (1.37)        (.64)
                                                          --------       --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                              $  10.68       $  10.82     $  10.75     $  10.80     $  10.90
                                                          ========       ========     ========     ========     ========

Total Return(b)                                               4.20%          5.28%        6.96%       12.65%       10.06%

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                                .63%           .65%         .37%         .00%         .00%

   Expenses, excluding waiver and expense
     reductions                                               1.14%           .92%        1.12%        1.76%         .67%

   Net investment income                                      3.66%          2.79%+       4.39%        6.22%        6.88%

                                                                                  YEAR ENDED 11/30
                                                          --------------------------------------------------------------
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                          $    445       $      2     $  8,376     $  6,409     $  6,557

   Portfolio turnover rate                                  434.57%        425.46%      433.27%      641.36%      595.00%

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.64       $  10.44     $  10.47     $  10.43     $       10.12
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .33(e)         .29          .44          .58               .17

   Net realized and unrealized gain                            .11            .32          .18          .66               .14
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .44            .61          .62         1.24               .31
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.38)          (.41)        (.55)       (1.20)                -

   Net realized gain                                          (.15)             -         (.10)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.53)          (.41)        (.65)       (1.20)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.55       $  10.64     $  10.44     $  10.47     $       10.43
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               4.25%          5.88%        6.14%       12.79%             3.06%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.03%          1.06%         .73%         .14%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.27%          1.31%        1.40%        1.11%              .42%(d)

   Net investment income                                      3.09%          2.77%        4.28%        5.62%             1.68%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 89,186       $ 61,744     $ 36,691     $ 14,068     $         161

   Portfolio turnover rate                                  390.93%        394.73%      419.92%      720.60%           562.50%

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.63       $  10.44     $  10.49     $  10.44     $       10.12
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .26(e)         .23          .38          .54               .17

   Net realized and unrealized gain                            .11            .31          .18          .71               .15
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .37            .54          .56         1.25               .32
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.31)          (.35)        (.51)       (1.20)                -

   Net realized gain                                          (.15)             -         (.10)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.46)          (.35)        (.61)       (1.20)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.54       $  10.63     $  10.44     $  10.49     $       10.44
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.61%          5.19%        5.59%       12.82%             3.16%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.65%          1.65%        1.26%         .48%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.88%          1.94%        1.93%        1.45%              .42%(d)

   Net investment income                                      2.48%          2.14%        3.75%        5.29%             1.68%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 34,319       $ 35,791     $ 29,982     $  9,093     $           1

   Portfolio turnover rate                                  390.93%        394.73%      419.92%      720.60%           562.50%

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.64       $  10.44     $  10.48     $  10.44     $       10.12
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .26(e)         .23          .39          .54               .17

   Net realized and unrealized gain                            .10            .32          .18          .69               .15
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .36            .55          .57         1.23               .32
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.31)          (.35)        (.51)       (1.19)                -

   Net realized gain                                          (.15)             -         (.10)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.46)          (.35)        (.61)       (1.19)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.54       $  10.64     $  10.44     $  10.48     $       10.44
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               3.50%          5.28%        5.69%       12.67%             3.16%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.65%          1.65%        1.20%         .55%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.88%          1.90%        1.87%        1.52%              .42%(d)

   Net investment income                                      2.47%          2.18%        3.81%        5.22%             1.68%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $ 21,460       $ 19,706     $ 16,379     $  5,526     $           1

   Portfolio turnover rate                                  390.93%        394.73%      419.92%      720.60%           562.50%

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
                                                            2004           2003         2002         2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.69       $  10.48     $  10.48     $  10.43     $       10.12
                                                          ========       ========     ========     ========     =============

Investment operations:

   Net investment income(a)                                    .33(e)         .30          .46          .57               .17

   Net realized and unrealized gain                            .11            .32          .17          .69               .14
                                                          --------       --------     --------     --------     -------------

     Total from investment operations                          .44            .62          .63         1.26               .31
                                                          --------       --------     --------     --------     -------------

Distributions to shareholders from:

   Net investment income                                      (.38)          (.41)        (.53)       (1.21)                -

   Net realized gain                                          (.15)             -         (.10)           -                 -
                                                          --------       --------     --------     --------     -------------

     Total distributions                                      (.53)          (.41)        (.63)       (1.21)                -
                                                          --------       --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                            $  10.60       $  10.69     $  10.48     $  10.48     $       10.43
                                                          ========       ========     ========     ========     =============

Total Return(b)                                               4.23%          5.95%        6.22%       12.93%             3.06%(d)

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                               1.08%          1.10%+        .71%         .24%              .00%(d)

   Expenses, excluding waiver and expense
     reductions                                               1.36%          1.35%+       1.38%        1.21%              .42%(d)

   Net investment income                                      3.15%          2.73%+       4.30%        5.57%             1.68%(d)

                                                                           YEAR ENDED 11/30                     8/31/2000(c)
                                                          -------------------------------------------------          TO
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $    677       $      2     $      1     $      1     $           1

   Portfolio turnover rate                                  390.93%        394.73%      419.92%      720.60%           562.50%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
TOTAL RETURN FUND

                                                                                  YEAR ENDED 11/30
                                                          --------------------------------------------------------------
                                                            2004           2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                        $  10.66       $  10.46     $  10.47     $  10.43     $  10.13
                                                          ========       ========     ========     ========     ========

Investment operations:

   Net investment income(a)                                    .37(e)         .34          .49          .59          .69

   Net realized and unrealized gain                            .11            .31          .17          .66          .27
                                                          --------       --------     --------     --------     --------

     Total from investment operations                          .48            .65          .66         1.25          .96
                                                          --------       --------     --------     --------     --------

Distributions to shareholders from:

   Net investment income                                      (.42)          (.45)        (.57)       (1.21)        (.66)

   Net realized gain                                          (.15)             -         (.10)           -            -
                                                          --------       --------     --------     --------     --------

     Total distributions                                      (.57)          (.45)        (.67)       (1.21)        (.66)
                                                          --------       --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                              $  10.57       $  10.66     $  10.46     $  10.47     $  10.43
                                                          ========       ========     ========     ========     ========

Total Return(b)                                               4.64%          6.30%        6.58%       12.82%       10.14%

RATIOS TO AVERAGE NET ASSETS:

   Expenses, including waiver and expense
     reductions                                                .65%           .65%         .34%         .00%         .00%

   Expenses, excluding waiver and expense
     reductions                                                .90%           .90%        1.01%         .97%        1.20%

   Net investment income                                      3.47%          3.18%        4.67%        5.76%        6.96%

                                                                                  YEAR ENDED 11/30
                                                          --------------------------------------------------------------
SUPPLEMENTAL DATA:                                          2004           2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                          $ 75,801       $ 37,561     $ 16,169     $ 12,988     $  2,231

   Portfolio turnover rate                                  390.93%        394.73%      419.92%      720.60%      562.50%

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of seven funds. This report covers the following two funds and their respective classes: Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund") and Lord Abbett Total Return Fund ("Total Return Fund") (collectively, the "Funds").

The investment objective of each Fund is to seek income and capital appreciation to produce a high total return. Each Fund offers five classes of shares: Class A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sales price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(g) REPURCHASE AGREEMENTS-The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(h) REVERSE REPURCHASE AGREEMENTS-Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security at an agreed upon later date at an agreed upon price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund maintains collateral equal to at least 100% of the market value of the securities sold.

     The average balance of reverse repurchase agreements outstanding and the weighted-average interest rate during the year ended November 30, 2004, are as follows:

                                                     AVERAGE      WEIGHTED AVERAGE
                                               DAILY BALANCE         INTEREST RATE
     -----------------------------------------------------------------------------
     Core Fixed Income Fund                        $  14,970                   .84%
     Total Return Fund                             $  40,312                   .86%

     The maximum balance of reverse repurchase agreements outstanding during the year was $606,963, which was .90% of average daily net assets of Core Fixed Income Fund, and $1,798,125, which was .97% of average daily net assets of Total Return Fund, respectively.

(i) MORTGAGE DOLLAR ROLLS-The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Effective June 2004, such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

(j) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

(k) INFLATION-INDEXED BONDS-Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically for inflation. The interest rate on these bonds is generally fixed upon issuance at a rate lower than other bonds. Over the life of an inflation-indexed bond, interest will be paid based on the adjusted principal.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fee is based on each Fund's average daily net assets at an annual rate of .50%.

For the year ended November 30, 2004, Lord Abbett reimbursed expenses for each Fund to the extent necessary to maintain management fees and other expenses (excluding 12b-1 fees) at an aggregate annual rate of .65% of the average daily net assets attributable to each share class.

Total Return Fund and certain other funds managed by Lord Abbett (together, the "Underlying Funds"), have entered into a Servicing Agreement with Balanced Series of Lord Abbett Investment Trust ("Balanced Fund") pursuant to which each Underlying Fund pays a portion of the expenses of Balanced Fund in proportion to the average daily value of Underlying Fund shares owned by Balanced Fund. Amounts paid pursuant to the servicing agreement are included in Subsidy on the Statement of Operations.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS
Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett.

The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A          CLASS B         CLASS C          CLASS P
--------------------------------------------------------------------------------
Service                  .25%             .25%            .25%             .20%
Distribution             .10%(1)          .75%            .75%             .25%

(1) In addition, until September 30, 2004, each Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor pays such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was as follows:

                                 UNAMORTIZED
                                     BALANCE
--------------------------------------------
Core Fixed Income Fund              $  2,121
Total Return Fund                      8,051

These amounts will continue to be amortized by each Fund, generally over a two-year period.

The amounts of CDSC collected during the fiscal year ended November 30, 2004 were as follows:

                                         CDSC
                                    COLLECTED
---------------------------------------------
Core Fixed Income Fund               $ 10,665
Total Return Fund                       5,044

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2004:

                                                DISTRIBUTOR         DEALERS'
                                                COMMISSIONS      CONCESSIONS
----------------------------------------------------------------------------
Core Fixed Income Fund                           $   60,681       $  300,182
Total Return Fund                                   178,546          884,926

As of November 30, 2004, the percentage of Total Return Fund's outstanding shares owned by Balanced Fund of Lord Abbett Investment Trust was approximately 34%.

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The following distributions were declared on December 9, 2004, and paid on December 21, 2004 to the shareholders of record on December 20, 2004:

                                                      SHORT-TERM       LONG-TERM
                                                    CAPITAL GAIN    CAPITAL GAIN
--------------------------------------------------------------------------------
Core Fixed Income Fund                              $          -    $     78,054
Total Return Fund                                   $     72,003    $  1,353,356

The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 are as follows:

                                    CORE FIXED INCOME FUND            TOTAL RETURN FUND
----------------------------------------------------------------------------------------
                                11/30/2004     11/30/2003     11/30/2004     11/30/2003
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                $  3,099,316   $  2,288,408   $  8,723,476   $  4,682,752
Net long-term capital gains          72,712         43,214         92,333              -
----------------------------------------------------------------------------------------
   Total distributions paid    $  3,172,028   $  2,331,622   $  8,815,809   $  4,682,752
========================================================================================

As of November 30, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                CORE FIXED INCOME FUND   TOTAL RETURN FUND
------------------------------------------------------------------------------------------
Undistributed ordinary income - net                       $          -        $     72,003
Undistributed long-term capital gains                           78,463           1,353,356
------------------------------------------------------------------------------------------
   Total undistributed earnings                           $     78,463        $  1,425,359
Temporary differences                                          (93,745)           (285,214)
Unrealized gains (losses) - net                                (84,443)            334,885
------------------------------------------------------------------------------------------
   Total accumulated earning (losses) - net               $    (99,725)       $  1,475,030
==========================================================================================

As of November 30, 2004, the Funds' aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                   CORE FIXED INCOME FUND   TOTAL RETURN FUND
-----------------------------------------------------------------------------
Tax Cost                                   $  69,034,685        $ 233,620,324
-----------------------------------------------------------------------------
Gross unrealized gain                            559,019            2,141,146
Gross unrealized loss                           (643,462)          (1,806,261)
-----------------------------------------------------------------------------
   Net unrealized security gain            $     (84,443)       $     334,885
=============================================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                           DISTRIBUTIONS
                                            IN EXCESS OF          ACCUMULATED
                                          NET INVESTMENT         NET REALIZED
                                                  INCOME                 LOSS
-----------------------------------------------------------------------------
Core Fixed Income Fund                     $     376,718        $    (376,718)
Total Return Fund                                923,805             (923,805)

The permanent differences are primarily attributable to the tax treatment of amortization.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the fiscal year ended November 30, 2004 are as follows:

                                   U.S.       NON-U.S.            U.S.       NON-U.S.
                             GOVERNMENT     GOVERNMENT      GOVERNMENT     GOVERNMENT
                             PURCHASES*      PURCHASES          SALES*          SALES
-------------------------------------------------------------------------------------
Core Fixed Income Fund    $ 258,634,607  $  33,866,108   $ 259,439,556  $  28,793,470
Total Return Fund           607,897,630    149,213,493     573,520,273    110,602,346

* Includes U.S. Government sponsored enterprise securities.

Each Fund had the following futures obligations outstanding as of November 30, 2004:

                                                                                      MARKET    UNREALIZED
                                     TYPE      EXPIRATION  CONTRACTS  POSITION         VALUE  APPRECIATION
----------------------------------------------------------------------------------------------------------
Core Fixed Income Fund   U.S. 5 Year Note   December 2004         19     Short  $ (2,084,656)     $ 18,569
Total Return Fund        U.S. 5 Year Note   December 2004         64     Short    (7,022,000)       62,344

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and in Trustees' Fees Payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and/or custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

9.   INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

Each Fund may invest a significant portion of its assets in asset backed securities and mortgage-related securities, including those of such government sponsored enterprises as Federal Home

Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high yield bonds, in which the Total Return Fund may invest, are subject to greater price fluctuations, as well as additional risks. Each Fund's investment in foreign securities may present increased market, liquidity, currency, political, information and other risks.

These factors can affect Fund performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                         YEAR ENDED                          YEAR ENDED
                                                  NOVEMBER 30, 2004                   NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                             1,264,999    $   13,575,690         3,015,598    $   32,766,682
Reinvestment of distributions             156,748         1,683,052            92,734         1,007,796
Shares reacquired                      (1,593,604)      (16,953,607)       (1,283,013)      (13,885,558)
-------------------------------------------------------------------------------------------------------
Increase (decrease)                      (171,857)   $   (1,694,865)        1,825,319    $   19,888,920
-------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                               357,594    $    3,834,157         1,074,304    $   11,625,222
Reinvestment of distributions              34,483           369,479            28,038           303,809
Shares reacquired                        (532,732)       (5,687,567)         (807,514)       (8,747,287)
-------------------------------------------------------------------------------------------------------
Increase (decrease)                      (140,655)   $   (1,483,931)          294,828    $    3,181,744
-------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                               530,154    $    5,665,593         1,203,050    $   13,005,488
Reinvestment of distributions              33,861           362,095            16,239           175,741
Shares reacquired                        (657,332)       (7,014,845)         (311,476)       (3,371,699)
-------------------------------------------------------------------------------------------------------
Increase (decrease)                       (93,317)   $     (987,157)          907,813    $    9,809,530
-------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                28,965    $      311,669           398.942    $        4,298
Reinvestment of distributions                 131             1,407             6.155                67
Shares reacquired                          (3,727)          (40,217)           (4.508)              (53)
-------------------------------------------------------------------------------------------------------
Increase                                   25,369    $      272,859           400.589    $        4,312
-------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                                41,359    $      447,081            33,363    $      361,689
Reinvestment of distributions                  41               449            13,442           145,735
Shares reacquired                              99             1,070          (826,141)       (8,994,662)
-------------------------------------------------------------------------------------------------------
Increase (decrease)                        41,499    $      448,600          (779,336)   $   (8,487,238)
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                         YEAR ENDED                          YEAR ENDED
                                                  NOVEMBER 30, 2004                   NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                             4,054,191    $   42,853,190         4,134,268    $   44,046,305
Reinvestment of distributions             308,245         3,257,159           155,647         1,657,687
Shares reacquired                      (1,711,426)      (18,056,150)       (2,003,530)      (21,320,969)
-------------------------------------------------------------------------------------------------------
Increase                                2,651,010    $   28,054,199         2,286,385    $   24,383,023
-------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                               690,061    $    7,287,976         1,555,819    $   16,553,938
Reinvestment of distributions              95,748         1,011,260            63,453           674,900
Shares reacquired                        (895,993)       (9,432,391)       (1,125,460)      (11,958,133)
-------------------------------------------------------------------------------------------------------
Increase(decrease)                       (110,184)   $   (1,133,155)          493,812    $    5,270,705
-------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                               797,572    $    8,418,716           981,759    $   10,474,198
Reinvestment of distributions              41,171           434,988            23,557           250,634
Shares reacquired                        (656,134)       (6,912,207)         (722,206)       (7,684,281)
-------------------------------------------------------------------------------------------------------
Increase                                  182,609    $    1,941,497           283,110    $    3,040,551
-------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                63,965    $      676,029                73    $          784
Reinvestment of distributions               1,070            11,326              4.94                52
Shares reacquired                          (1,342)          (14,254)                -                 -
-------------------------------------------------------------------------------------------------------
Increase                                   63,693    $      673,101             77.94    $          836
-------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                             3,401,823    $   36,052,140         1,887,057    $   20,135,000
Reinvestment of distributions             247,244         2,615,887            89,666           956,163
Shares reacquired                             115             1,232                 -                 -
-------------------------------------------------------------------------------------------------------
Increase                                3,649,182    $   38,669,259         1,976,723    $   21,091,163
-------------------------------------------------------------------------------------------------------

11.  SUBSEQUENT EVENTS

Effective December 1, 2004, the annual management fee rate for the Funds was reduced from .50% of average daily net assets to the following annual rate:

..45% of the first $1 billion of average daily net assets;
..40% of the next $1 billion of average daily net assets;
..35% of average daily net assets over $2 billion.

In addition, for the fiscal year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse the Funds to the extent necessary so that each Class' total annual operating expenses do not exceed the following annual rates:

CLASS          % OF AVERAGE DAILY NET ASSETS
--------------------------------------------
A                          0.90%
B                          1.55%
C                          1.55%
P                          1.00%
Y                          0.55%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT INVESTMENT TRUST - LORD ABBETT CORE FIXED INCOME FUND AND LORD ABBETT TOTAL RETURN FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund (the "Funds") as of November 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund as of November 30, 2004, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 26, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS           DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Trustee since 1989;    Managing Partner and Chief     N/A
Lord, Abbett & Co. LLC        Chairman since 1996    Investment Officer of Lord
90 Hudson Street                                     Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS           DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Trustee since 1994     Managing General Partner,      Currently serves as
Emmerling                                            Bigelow Media, LLC             director of Adelphia
Communications                                       (since 2000); Senior Adviser,  Communications, Inc.,
41 Madison Ave.                                      Time Warner Inc. (1998 -       Crane Co., and Huttig
Suite 3810                                           2000); Acting Chief            Building Products Inc.
New York, NY                                         Executive Officer of
Date of Birth: 10/22/1941                            Courtroom Television
                                                     Network (1997 - 1998);
                                                     President and Chief
                                                     Executive Officer of Time
                                                     Warner Cable Programming,
                                                     Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Trustee since 1998     Co-founder and Chairman        Currently serves as
Bush-O'Donnell & Co., Inc.                           of the Board of the            director of Wellpoint
101 South Hanley Road                                financial advisory firm of     Health Networks Inc.
Suite 1250                                           Bush-O'Donnell & Company       (since 2002), and
St. Louis, MO                                        (since 1986).                  Engineered Support
Date of Birth: 7/14/1938                                                            Systems, Inc. (since
                                                                                    2000).

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS           DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Trustee since 1998     Managing Director of           Currently serves as
Monitor Clipper Partners                             Monitor Clipper Partners       director of Avondale,
Two Canal Park                                       (since 1997) and President     Inc. and Interstate
Cambridge, MA                                        of Clipper Asset               Bakeries Corp.
Date of Birth:                                       Management Corp.
10/25/1942                                           (since 1991), both private
                                                     equity investment funds.

JULIE A. HILL                 Trustee since 2004     Owner and CEO of the           Currently serves as
1280 Bison                                           Hillsdale Companies, a         director of Wellpoint
Newport Coast, CA                                    business consulting firm       Health Networks Inc.;
Date of Birth: 7/16/1946                             (since 1998); Founder,         Resources Connection
                                                     President and Owner of the     Inc.; and Holcim (US)
                                                     Hiram-Hill and Hillsdale       Inc. (parent company
                                                     Development Companies          Holcim Ltd).
                                                     (1998 - 2000).

FRANKLIN W. HOBBS             Trustee since 2000     Former Chief Executive         Currently serves as
One Equity Partners                                  Officer of Houlihan Lokey      director of Adolph Coors
320 Park Ave.                                        Howard & Zukin, an             Company.
New York, NY                                         investment bank
Date of Birth: 7/30/1947                             (January 2002 - April 2003);
                                                     Chairman of Warburg Dillon
                                                     Read (1999 - 2001); Global
                                                     Head of Corporate Finance of
                                                     SBC Warburg Dillon Read (1997
                                                     - 1999); Chief Executive
                                                     Officer of Dillon, Read & Co.
                                                     (1994 - 1997).

C. ALAN MACDONALD             Trustee since 1993     Retired - General Business     Currently serves as
P.O. Box 4393                                        and Governance Consulting      director of H.J. Baker
Greenwich, CT                                        (since 1992); formerly         (since 2003).
Date of Birth: 5/19/1933                             President and CEO of Nestle
                                                     Foods.

THOMAS J. NEFF                Trustee since 1993     Chairman of Spencer Stuart     Currently serves as
Spencer Stuart                                       (U.S.), an executive search    director of Ace, Ltd.
277 Park Avenue                                      consulting firm (since 1996);  (since 1997) and
New York, NY                                         President of Spencer Stuart    Hewitt Associates, Inc.
Date of Birth: 10/2/1937                             (1979 - 1996).

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION      LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH TRUST        OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
ROBERT S. DOW             Chief Executive          Elected in 1996      Managing Partner and
(3/8/1945)                Officer and President                         Chief Investment Officer of
                                                                        Lord Abbett (since 1996).

ZANE E. BROWN             Executive Vice           Elected in 1996      Partner and Director of
(12/09/1951)              President                                     Fixed Income Management,
                                                                        joined Lord Abbett in 1992.

ROBERT I. GERBER          Executive Vice           Elected in 1998      Partner and Director of
(5/29/1954)               President                                     Taxable Fixed Income
                                                                        Management, joined Lord
                                                                        Abbett in 1997.

ROBERT G. MORRIS          Executive Vice           Elected in 1995      Partner and Director of
(11/6/1944)               President                                     Equity Investments, joined
                                                                        Lord Abbett in 1991.

CHRISTOPHER J. TOWLE      Executive Vice           Elected in 1999      Partner and Investment
(10/12/1957)              President                                     Manager, joined Lord
                                                                        Abbett in 1987.

TRACIE E. AHERN           Vice President           Elected in 1999      Partner and Director of
(1/12/1968)                                                             Portfolio Accounting and
                                                                        Operations, joined Lord
                                                                        Abbett in 1999.

JOAN A. BINSTOCK          Chief Financial          Elected in 1999      Partner and Chief
(3/4/1954)                Officer & Vice                                Operations Officer, joined
                          President                                     Lord Abbett in 1999.

JAMES BERNAICHE           Chief Compliance         Elected in 2004      Chief Compliance Officer,
(7/28/1956)               Officer                                       joined Lord Abbett in
                                                                        2001, formerly Chief
                                                                        Compliance Officer with
                                                                        Credit Suisse Asset
                                                                        Management.

DANIEL E. CARPER          Vice President           Elected in 1993      Partner, joined Lord
(1/22/1952)                                                             Abbett in 1979.

MICHAEL S. GOLDSTEIN      Vice President           Elected in 1999      Partner and Fixed Income
(10/29/1968)                                                            Investment Manager,
                                                                        joined Lord Abbett in 1997.

PAUL A. HILSTAD           Vice President &         Elected in 1995      Partner and General
(12/13/1942)              Secretary                                     Counsel, joined Lord
                                                                        Abbett in 1995.

ELLEN G. ITSKOVITZ        Vice President           Elected in 2002      Partner and Senior
(10/30/1957)                                                            Research Analyst, joined
                                                                        Lord Abbett in 1998.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                      CURRENT POSITION      LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH TRUST        OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
LAWRENCE H. KAPLAN        Vice President and       Elected in 1997      Partner and Deputy General
(1/16/1957)               Assistant Secretary                           Counsel, joined Lord Abbett
                                                                        in 1997.

JERALD LANZOTTI           Vice President           Elected in 2003      Partner and Fixed Income
(6/12/1967)                                                             Investment Manager,
                                                                        joined Lord Abbett in 1996.

ROBERT A. LEE             Vice President           Elected in 1998      Partner and Fixed Income
(8/28/1969)                                                             Investment Manager -
                                                                        Mortgage and Asset Backed
                                                                        Securities, joined Lord
                                                                        Abbett in 1997.

MAREN LINDSTROM           Vice President           Elected in 2003      Partner and Fixed Income
(9/17/1962)                                                             Investment Manager, joined
                                                                        Lord Abbett in 2000.

A. EDWARD OBERHAUS, III   Vice President           Elected in 1996      Partner and Manager of
(12/21/1959)                                                            Equity Trading, joined Lord
                                                                        Abbett in 1983.

WALTER H. PRAHL           Vice President           Elected in 1998      Partner and Director of
(2/13/1958)                                                             Quantitative Research,
                                                                        Taxable Fixed Income,
                                                                        joined Lord Abbett in 1997.

CHRISTINA T. SIMMONS      Vice President and       Elected in 2000      Assistant General Counsel,
(11/12/1957)              Assistant Secretary                           joined Lord Abbett in 1999;
                                                                        formerly Assistant General
                                                                        Counsel of Prudential
                                                                        Investments (1998 - 1999;
                                                                        prior thereto Counsel of
                                                                        Drinker, Biddle & Reath LLP,
                                                                        a law firm.

BERNARD J. GRZELAK        Treasurer                Elected in 2003      Director of Fund
(6/12/1971)                                                             Administration, joined Lord
                                                                        Abbett in 2003, formerly
                                                                        Vice President, Lazard Asset
                                                                        Management LLC, prior
                                                                        thereto Manager of Deloitte
                                                                        & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted the Funds' proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Trust will be required to file the Funds' complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust's Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

Of the distributions paid to shareholders during the fiscal year ended November 30, 2004, $72,712 and $92,333 represents long-term capital gains for Core Fixed Income Fund and Total Return Fund, respectively.

[LORD ABBETT(R) LOGO]]

  This report when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
      by a current Fund Prospectus.                  Lord Abbett Investment Trust
                                                          Core Fixed Income Fund
Lord Abbett Mutual Fund shares are distributed by:        Total Return Fund             LAC0RE-2-1104
      LORD ABBETT DISTRIBUTOR LLC                                                              (1/05)

ITEM 2:         CODE OF ETHICS.

        (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended November 30, 2004 (the "Period").

        (b)     Not applicable.

        (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

        (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

        (e)     Not applicable.

        (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Registrant's Board of Trustees has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                FISCAL YEAR ENDED:
                                               2004           2003
Audit Fees (a)                             $    229,000   $    218,000
Audit-Related Fees (b)                              502            535
                                           ---------------------------

Total audit and audit-related fees              229,502        218,535
                                           ---------------------------

Tax Fees (c)                                     50,880         50,888
All Other Fees (d)                                   --            452
                                           ---------------------------

  Total Fees                               $    280,382   $    269,875
                                           ---------------------------

----------
        (a) Consists of fees for audits of the Registrant's annual financial statements.

        (b) Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

        (c) Fees for the fiscal years ended November 30, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

        (d) Consists of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended November 30, 2004 and 2003 were:

                                                FISCAL YEAR ENDED:
                                               2004           2003
All Other Fees (a)                         $    120,650   $    101,900

----------
        (a) Fees for the fiscal years ended November 30, 2004 and 2003 consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended November 30, 2004 and 2003 were:

                                                FISCAL YEAR ENDED:
                                               2004           2003
All Other Fees (b)                         $      - 0 -   $     11,378

----------
        (b) Fees for the fiscal year ended November 30, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6:         SCHEDULE OF INVESTMENTS.

                NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                Not applicable.

ITEM 9:         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                Not Applicable

ITEM 10:        CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

        (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:        EXHIBITS.

        (a)(1)  Amendments to Code of Ethics - Not applicable.

        (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

        (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by
                Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     LORD ABBETT INVESTMENT TRUST


                                        /s/ Robert. S. Dow
                                     ------------------------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                        /s/ Joan A. Binstock
                                     ------------------------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: January 26, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                     LORD ABBETT INVESTMENT TRUST


                                        /s/ Robert S. Dow
                                     ------------------------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                        /s/ Joan A. Binstock
                                     ------------------------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: January 26, 2005